    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON NOVEMBER 1, 2004

                    Securities Act of 1933 File No. 333-64981
                Investment Company Act of 1940 File No. 811-09025

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                           PRE-EFFECTIVE AMENDMENT NO.

                         POST-EFFECTIVE AMENDMENT NO. 5

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                                 AMENDMENT NO. 7

                               NEW COVENANT FUNDS

               (Exact Name of Registrant as Specified in Charter)

                             200 East Twelfth Street
                          Jeffersonville, Indiana 47130
                    (Address of Principal Executive Offices)

                                 (877) 835-4531
                         (Registrant's Telephone Number)

                          F. Kenneth Bateman, President
                               New Covenant Funds
                        200 East Twelfth Street, Suite C
                          Jeffersonville, Indiana 47130
                     (Name and Address of Agent for Service)

                                    Copies to
                            Patrick W.D. Turley, Esq.
                                   Dechert LLP
                              1775 Eye Street, N.W.
                            Washington, DC 20006-2401

It is proposed that this filing will become effective:

[X] immediately upon filing pursuant to Paragraph (b)
[ ] on (date) pursuant to Paragraph (b);
[ ] 60 days after filing pursuant to Paragraph (a)(1);
[ ] on (date) pursuant to Paragraph (a)(2);
[ ] 75 days after filing pursuant to Paragraph (a)(2); or
[ ] on (date) pursuant to Paragraph (a)(2) of Rule 485

New Covenant Funds  Prospectus

        New Covenant Growth Fund
        New Covenant Income Fund
        New Covenant Balanced Growth Fund
        New Covenant Balanced Income Fund

                         November 1, 2004

New Covenant Funds Distributor, Inc.             [New Covenant Logo]
               200 E. Twelfth Street
            Jeffersonville, IN 47130


The securities described in this prospectus have not been approved or disapproved by the Securities and Exchange Commission. The Securities and Exchange Commission has not determined that the information in this prospectus is accurate or complete nor have they passed on its adequacy. Any representation to the contrary is a criminal offense.

CONTENTS


THE FUNDS...................................................    3
Concise fund-by-fund descriptions are provided on the
following pages. Each description provides the specific
Fund's objectives, strategies, risks, suitability and
performance. Before investing, make sure that the Fund's
objectives match your own.
A DESCRIPTION OF EACH FUND
New Covenant Growth Fund....................................    4
New Covenant Income Fund....................................    5
New Covenant Balanced Growth Fund...........................    6
New Covenant Balanced Income Fund...........................    7
PRINCIPAL RISKS AND INVESTOR SUITABILITY....................    8
PAST PERFORMANCE............................................   12
Bar Charts and Performance Tables...........................   12
FEES AND EXPENSES OF THE FUNDS
Shareholder Fees............................................   17
Annual Fund Operating Expenses..............................   17
Example.....................................................   18
RISK MANAGEMENT.............................................   19
OTHER POLICIES AND RISKS....................................   20
MANAGEMENT OF THE FUNDS
The Advisor.................................................   22
The Sub-Advisors............................................   22
YOUR INVESTMENT
Buying Shares...............................................   25
Selling Shares..............................................   27
Exchange or Transfer of Shares..............................   29
Shareholder Services........................................   30
DISTRIBUTIONS AND TAXES.....................................   32
FINANCIAL HIGHLIGHTS........................................   34
ADDITIONAL INFORMATION.........................Outside Back Cover

New Covenant Funds (the "Trust") has been organized with participation from the Presbyterian Church (U.S.A.) Foundation (the "Foundation") to facilitate responsible financial management of the investment and endowment assets of the Presbyterian Church (U.S.A.) and of charitable organizations that are part of or associated with the Presbyterian Church (U.S.A.). The Foundation is a charitable, religious organization that supports the mission of the Presbyterian Church (U.S.A.). The Trust may also serve the investment needs of certain other charitable or religious organizations, including organizations that are part of a religious denomination with which the Presbyterian Church (U.S.A.) has a relationship. The investment needs of other ecumenical and charitable organizations may also be met. Shares of the Trust's four separate investment portfolios (the "Funds") may also be purchased by individual investors other than religious or charitable organizations, including members of the Presbyterian Church (U.S.A.).



In addition to its objective and strategies, each of the Funds has the common objective of making investments consistent with social-witness principles adopted by the General Assembly of the Presbyterian Church (U.S.A.). These principles include, among others, certain limitations on investments in military contractors and tobacco companies. The Funds may also limit investments in distillers of alcoholic beverages, gambling companies, manufacturers of gambling equipment and manufacturers of firearms. The Funds may choose to sell otherwise profitable investments in companies which have been identified as being in conflict with the established social-witness principles of the Presbyterian Church (U.S.A.). Beyond these principles, each Fund pursues a different investment objective and strategies. You should carefully consider these objectives and strategies before deciding to invest.


                                                                       THE FUNDS

INVESTMENT OBJECTIVE - The GROWTH FUND'S investment objective is long-term capital appreciation. Dividend income, if any, will be incidental.

PRINCIPAL STRATEGIES - Under normal market conditions, at least 80% of the Fund's assets will be invested in a diversified portfolio of common stocks of companies that the Fund's portfolio managers believe have long-term growth potential.


The Fund makes investment decisions in conjunction with social-witness principles approved by the General Assembly of the Presbyterian Church (U.S.A.). Therefore, the Fund may choose not to purchase, sell or retain investments otherwise consistent with its investment objective.



The Fund invests in common stocks and other equity securities of companies of all sizes, domestic and foreign. The Fund generally invests in larger companies, although it may purchase securities of companies of any size, including small companies. Up to 40% of the Fund's assets may be invested in securities of foreign issuers in any country, and in developed or emerging markets. Foreign securities are selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. The Fund may also use options and futures contracts.



The NCF Investment Department of New Covenant Trust Company, N.A. (the "Advisor") seeks to enhance performance and reduce market risk by strategically allocating the Fund's assets among multiple sub-advisors. The allocation is made based on the Advisor's desire for balance among differing investment styles and philosophies offered by the sub-advisors.


In selecting stocks, both domestic and foreign, the portfolio managers search for stocks that are the best values based on fundamental and technical company research, cash-flow analyses and general company and economic conditions. This means that the portfolio managers believe that the stocks are reasonably priced and have above-average appreciation potential. The portfolio managers generally seek to manage risk by diversifying investments across companies, industries, countries and investment strategies.


On occasion, up to 20% of the Fund's assets may be invested in bonds that are rated within the four highest credit rating categories assigned by independent rating agencies, or in unrated equivalents (investment grade), or in commercial paper within the two highest rating categories of independent rating agencies.


The remainder of the Fund's assets may be invested in cash or cash equivalents.

NEW COVENANT GROWTH FUND

INVESTMENT OBJECTIVE - The INCOME FUND'S investment objective is a high level of current income with preservation of capital.


PRINCIPAL STRATEGIES - Under normal market conditions, at least 80% of the Fund's assets will be invested in a diversified portfolio of bonds and other debt obligations of varying maturities.



The Fund makes investment decisions in conjunction with social-witness principles approved by the General Assembly of the Presbyterian Church (U.S.A.). Therefore, the Fund may choose not to purchase, sell or retain investments otherwise consistent with its investment objective.



The Fund invests in corporate bonds. The Fund also invests in securities issued or guaranteed by the U.S. Government or one of its agencies and instrumentalities such as the Government National Mortgage Association, which are supported by the full faith and credit of the U.S. Government, and the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, which are supported by the right of the issuer to borrow from the U.S. Treasury. The Fund may also invest, to a lesser extent, in bonds of international corporations or foreign governments. In addition, the Fund invests in mortgage-backed and asset-backed securities.



At least 65% of the Fund's assets will be invested in bonds that are rated within the four highest credit rating categories assigned by independent rating agencies, and the Fund will attempt to maintain an overall credit quality rating of AA or higher. The Fund may invest in unrated equivalents that may be considered to be investment grade. The Fund may invest up to 20% of its assets in bonds that are rated below investment grade.



Up to 20% of the Fund's assets may be invested in commercial paper within the two highest rating categories of independent rating agencies. The Fund may also invest up to 40% of its assets in the fixed-income securities of foreign issuers in any country and in developed or emerging markets. Foreign securities are selected on an individual basis without regard to any defined allocation among countries or geographic regions.



The Fund's average dollar-weighted maturity is expected to be approximately 9 years. The Fund may invest in securities of any maturity, but expects its average maturity to range from 4 years to 12 years and an average duration between 3 and 6 years. A bond's duration indicates the time it will take an investor to recoup the investment. Duration measures all potential cash flows (principal, interest and reinvestment income) on an expected present-value basis to determine the "effective life" of a fixed-income security. Duration is sensitive to interest rates. For example, if interest rates rise 1%, a bond with a duration of 3 years will go down 3%. Maturity takes into account only the final principal payment to determine the risk of a particular bond.



Investments for the Fund, both foreign and domestic, are selected based on the following criteria:



     - the use of interest-rate and yield-curve analyses. (Yield-curve analyses examine the level of interest rates at different bond maturities, and the shape of the curve as determined by Federal Reserve policy, inflation concerns and supply/demand conditions);



     - the use of credit analyses, which indicate a security's rating and potential for appreciation; and



     - use of the above disciplines to invest in high-yield bonds and fixed-income securities issued by foreign and domestic governments and companies.



The remainder of the Fund's assets may be invested in cash or cash equivalents.

                                                        NEW COVENANT INCOME FUND

6

NEW COVENANT BALANCED GROWTH FUND

INVESTMENT OBJECTIVE - The BALANCED GROWTH FUND'S investment objective is to produce capital appreciation with less risk than would be present in a portfolio of only common stocks.

PRINCIPAL STRATEGIES - To pursue its objective, the Fund invests primarily in shares of the GROWTH FUND and the INCOME FUND, with a majority of its assets generally invested in shares of the GROWTH FUND.

Between 45% and 75% of the Fund's assets (with a "neutral" position of approximately 60%) are invested in shares of the GROWTH FUND, with the balance of its assets invested in shares of the INCOME FUND.


The Fund will periodically rebalance its investments in the GROWTH FUND and the INCOME FUND, within the limits described above. In implementing this rebalancing strategy, past and anticipated future performance of both the GROWTH FUND and the INCOME FUND are taken into account. The allocation of investments made in the GROWTH FUND and the INCOME FUND varies in response to market conditions, investment outlooks, and risk/reward characteristics of equity and fixed-income securities.



The GROWTH FUND and the INCOME FUND, in which the BALANCED GROWTH FUND invests, make investment decisions in conjunction with social-witness principles approved by the General Assembly of the Presbyterian Church (U.S.A.). Therefore, the GROWTH FUND and the INCOME FUND may choose not to purchase, sell or retain investments otherwise consistent with their investment objectives.


The remainder of the Fund's assets may be invested in cash or cash equivalents.

                                               NEW COVENANT BALANCED INCOME FUND

INVESTMENT OBJECTIVE - The BALANCED INCOME FUND'S investment objective is to produce current income and long-term growth of capital.

PRINCIPAL STRATEGIES - To pursue its objective, the Fund invests primarily in shares of the GROWTH FUND and the INCOME FUND, with a majority of its assets generally invested in shares of the INCOME FUND.

Between 50% and 80% of the Fund's assets (with a "neutral" position of approximately 65%) are invested in shares of the INCOME FUND, with the balance of its assets invested in shares of the GROWTH FUND.


The Fund will periodically rebalance its investments in the GROWTH FUND and the INCOME FUND, within the limits described above. In implementing this rebalancing strategy, past and anticipated future performance of both the GROWTH FUND and the INCOME FUND are taken into account. The allocation of investments made in the GROWTH FUND and the INCOME FUND varies in response to market conditions, investment outlooks, and risk/reward characteristics of equity and fixed-income securities.



The GROWTH FUND and the INCOME FUND, in which the BALANCED INCOME FUND invests, make investment decisions in conjunction with social-witness principles approved by the General Assembly of the Presbyterian Church (U.S.A.). Therefore, the GROWTH FUND and the INCOME FUND may choose not to purchase, sell or retain investments otherwise consistent with their investment objectives.


The remainder of the Fund's assets may be invested in cash or cash equivalents.

8

PRINCIPAL RISKS AND INVESTOR SUITABILITY

GROWTH FUND

PRINCIPAL RISKS - The following are principal risks associated with the GROWTH FUND. A more complete description of these risks follows this section.

     - Stock Market Risk
     - Small Company Risk
     - Foreign Securities Risk
     - Emerging Markets Risk
     - Interest Rate Risk
     - Credit Risk
     - Put and Call Option Risk
     - Options and Futures Risk

INVESTOR SUITABILITY - The GROWTH FUND may be appropriate for investors who:

     - prefer a fund that uses an appreciation-oriented strategy;
     - can accept the risks of investing in a portfolio of common stocks;

     - can tolerate performance that can vary substantially from year to year;

     - have a long-term investment horizon.


The GROWTH FUND probably will not be suitable for you if you have a short-term investment horizon, are investing emergency reserve money, are seeking ordinary dividend and interest income, or find it difficult to deal with an investment that may fluctuate in value.


INCOME FUND

PRINCIPAL RISKS - The following are principal risks associated with the INCOME FUND. A more complete description of these risks follows this section.

     - Interest Rate Risk
     - Call Risk
     - Credit Risk
     - Prepayment Risk
     - Put and Call Option Risk
     - Foreign Securities Risk
     - Options and Futures Risk

     - Government Securities Risk


INVESTOR SUITABILITY - The INCOME FUND may be appropriate for investors who:

     - prefer a bond fund that invests in both corporate and U.S. Government securities;
     - desire income to complement a portfolio of more aggressive investments;

     - can tolerate performance that may vary from year to year;

     - prefer a relatively conservative investment for income.

The INCOME FUND probably will not be suitable for you if you have a short-term investment horizon, are investing emergency reserve money, or are seeking high growth or maximum investment return.

                                        PRINCIPAL RISKS AND INVESTOR SUITABILITY

BALANCED GROWTH FUND

PRINCIPAL RISKS - The following are principal risks associated with the BALANCED GROWTH FUND. A more complete description of these risks follows this section.

     - Stock Market Risk
     - Small Company Risk
     - Foreign Securities Risk
     - Emerging Markets Risk
     - Interest Rate Risk
     - Credit Risk

     - Call Risk

     - Prepayment Risk
     - Put and Call Option Risk
     - Options and Futures Risk

     - Government Securities Risk

     - Rebalancing Risk

INVESTOR SUITABILITY - The BALANCED GROWTH FUND may be appropriate for investors who:


     - prefer a balanced investment program that allocates assets between growth and income portfolios, with an emphasis on growth;

     - can tolerate the level of risk represented by the common stock portion of the portfolio allocation;

     - can tolerate performance that will vary from year to year;

     - have a longer-term investment horizon.


The BALANCED GROWTH FUND probably will not be suitable for you if you have a short-term investment horizon, are investing emergency reserve money, desire only income or prefer to avoid an investment that may fluctuate in value.


BALANCED INCOME FUND

PRINCIPAL RISKS - The following are principal risks associated with the BALANCED INCOME FUND. A more complete description of these risks follows this section.

     - Interest Rate Risk

     - Call Risk

     - Credit Risk
     - Put and Call Option Risk
     - Prepayment Risk
     - Foreign Securities Risk
     - Emerging Markets Risk
     - Options and Futures Risk
     - Stock Market Risk
     - Small Company Risk

     - Government Securities Risk

     - Rebalancing Risk

INVESTOR SUITABILITY - The BALANCED INCOME FUND may be appropriate for investors who:


     - prefer a balanced investment program that allocates assets between growth and income portfolios, with an emphasis on income;

     - prefer that half or more of the portfolio be fixed-income-producing securities;

     - can tolerate performance that will vary from year to year;

     - have a longer-term investment horizon.

The BALANCED INCOME FUND probably will not be suitable for you if you have a short-term investment horizon, are investing emergency reserve money, require only growth or prefer to avoid an investment that may go up and down in value.

10

DESCRIPTION OF RISKS

All investments involve some type and level of risk. Risk is the possibility that you will lose money or not make any additional money by investing in the Funds. The Funds cannot be certain that they will achieve their investment objectives. An investment in any of the Funds is not a deposit with New Covenant Trust Company, N.A. and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Before you invest, please make sure that you have read and understand the risk factors that apply to the specific Fund in which you are investing.

For all Funds, there is the risk that the Fund will underperform other similar mutual funds that do not consider social-witness principles in their investing.

The following are the risks associated with an investment in the Funds.


STOCK MARKET RISK -- Prices of securities held by a Fund may fall due to various conditions or circumstances that may be unpredictable. Stock prices generally fall or stagnate when interest rates rise. Stock prices in general rise and fall as a result of investors' perceptions of the market as a whole.


SMALL COMPANY RISK -- Small companies may have limited product lines, markets or financial resources. Their securities may trade less frequently and in more limited volume than securities of larger, more established companies. The prices of small-company stocks tend to rise and fall in value more than other stocks.


FOREIGN SECURITIES RISK -- The performance of a Fund's investments in non-U.S. companies and in companies operating internationally or in foreign countries will depend principally on economic conditions in their product markets, the securities markets where their securities are traded, and on currency exchange rates. These risks are present because of uncertainty in future exchange rates back into U.S. dollars, and possible political instability, which could affect foreign financial markets and local economies. There are also risks related to social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject.


EMERGING MARKETS RISK -- Emerging-market securities bear all foreign securities risks discussed above. In addition, there are greater risks involved in investing in emerging markets than in developed foreign markets. Emerging-market countries may have less developed legal structures and political systems, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries.


INTEREST RATE RISK -- Prices for fixed-income securities will generally fall as a result of upward changes in interest rates. The market value of bonds generally declines when interest rates rise. This risk is greater for bonds with longer maturities.

                                                            DESCRIPTION OF RISKS


CREDIT RISK -- An issuer of a fixed-income security may default on a security by failing to pay interest or principal when due.


CALL RISK -- Call risk exists when an issuer may exercise its rights to pay principal on a bond earlier than scheduled. This typically results when interest rates have declined, and the Fund will suffer from having to reinvest in lower-yielding bonds.

PREPAYMENT RISK -- Prepayment risk applies when a Fund invests in mortgage-backed securities. Prepayment risk relates to mortgages being prepaid at a rate different than projected. The Fund may then be forced to invest the proceeds from prepaid mortgage-backed securities at lower prevailing rates when interest rates are falling, or prevented from investing at higher rates if prepayments are slow when interest rates are rising.

OPTIONS AND FUTURES RISK -- The Funds may use futures and options on futures for hedging purposes only. The hedging strategy may not be successful if the portfolio manager is unable to accurately predict movements in the prices of individual securities held by the Funds or if the strategy does not correlate well with a Fund's investments. The use of futures and options on futures may produce a loss for the Fund, even when used only for hedging purposes. The risks associated with options and futures include possible default by the other party to the transaction, illiquidity and the risk that the use of options and futures could result in losses greater than if they had not been used.

PUT AND CALL OPTION RISK -- The value of call options tends to increase or decrease in the same direction as the price change of the securities underlying them, and the value of put options tends to increase or decrease in the opposite direction as the price change of the securities underlying them. However, because these options can be purchased for a fraction of the cost of the underlying securities, their price changes can be very large in relation to the amount invested in them. This means that options are volatile investments. As a result, options are riskier investments than the securities underlying them.


GOVERNMENT SECURITIES RISK -- Certain securities issued by agencies and instrumentalities of the U.S. Government in which the Funds may invest are backed by the full faith and credit of the U.S. Government, but others are not insured or guaranteed by the U.S. Government and may be supported only by the issuer's right to borrow from the U.S. Treasury, by the credit of the issuing agency, instrumentality or corporation, or by the U.S. Government in some other way.


REBALANCING RISK -- The BALANCED GROWTH FUND and the BALANCED INCOME FUND are subject to rebalancing risk. Rebalancing activities, while undertaken to maintain a Fund's investment risk-to-reward ratio, may cause the Fund to underperform other funds with similar investment objectives. For the BALANCED GROWTH FUND, it is possible after rebalancing from equities into a greater percentage of fixed-income securities, that equities will outperform fixed-income investments. For the BALANCED INCOME FUND, it is possible that after rebalancing from fixed-income securities into a greater percentage of equity securities, that fixed-income securities will outperform equity investments. The performance of the BALANCED GROWTH FUND and the BALANCED INCOME FUND depends on the performance of the underlying funds in which they invest.

12

PAST PERFORMANCE

                                                                       [GRAPHIC]


Although past performance of a Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in a Fund. Performance demonstrates how a Fund's returns have varied over time. Set forth below is certain past performance information for the Funds which includes the past performance for four privately-managed investment pools that were previously managed by the Presbyterian Church (U.S.A.) Foundation (the predecessor investment entity to each Fund's Advisor) through June 30, 1999, each of whose assets were transferred to its corresponding Fund on July 1, 1999 upon the establishment of the Funds. These private pools had investment objectives and policies in all material respects equivalent to those of the Funds and were managed subject to the same "manager of managers" investment style that is utilized by the Funds. These private pools were not subject to the requirements of the Investment Company Act of 1940 (the "1940 Act") or the Internal Revenue Code of 1986 (the "Code"), the limitations of which might have adversely affected performance results. The prior performance depicted for the private pools has been restated to reflect the imposition of the total expenses of the Funds for their initial fiscal year rather than the actual expenses of the private pools.



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


BAR CHART AND
PERFORMANCE TABLES


The following bar charts and performance tables provide some indication of the risks of investing in a Fund by showing changes in performance. Annual returns are shown for each of the past ten calendar years and average annual returns are compared with those of a broad measure of market performance. Both tables assume reinvestment of dividends and distributions. A Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

                                                                PAST PERFORMANCE

                                  GROWTH FUND

                      Annual Total Returns - Calendar Year

                                   Bar Chart


                                       GROWTH FUND ANNUAL TOTAL RETURNS -- CALENDAR YEAR
                         ------------------------------------------------------------------------------
                         1994   1995    1996    1997    1998    1999    2000     2001     2002    2003
                         ----   -----   -----   -----   -----   -----   -----   ------   ------   -----
GROWTH FUND............  0.73%  27.72%  19.55%  19.08%  11.28%  18.54%  -7.65%  -11.22%  -21.97%  28.84%



           Prior to July 1, 1999, performance was that of the predecessor Common Trust Fund.



During the ten-year period ending December 31, 2003:


Best Quarter:          4th Quarter, 1998          17.71%
Worst Quarter:         3rd Quarter, 2002         -17.72%


The year-to-date total return for the Growth Fund as of September 30, 2004 was -0.43%.


                     PERFORMANCE TABLE FOR THE GROWTH FUND

              Average Annual Total Returns as of December 31, 2003



                                                One Year                    Five Years                   Ten Years
---------------------------------------------------------------------------------------------------------------------------
Growth Fund Return Before Taxes (1)              28.84%                       -0.46%                        7.13%
---------------------------------------------------------------------------------------------------------------------------
Growth Fund Return After Taxes on
  Distributions (2) (3)                          28.76%                         N/A                          N/A
---------------------------------------------------------------------------------------------------------------------------
Growth Fund Return After Taxes on
  Distributions and Sale of Fund
  Shares (2) (3)                                 18.83%                         N/A                          N/A
---------------------------------------------------------------------------------------------------------------------------
S&P 500 Index (4)                                28.67%                       -0.57%                       11.06%
---------------------------------------------------------------------------------------------------------------------------
Wilshire 5000 Total Market Index (5)             31.64%                        0.42%                       10.59%



(1) The Growth Fund is managed in the same manner that the predecessor Common Trust Fund was managed.



(2) Standard after-tax returns are not required to be provided for five years and ten years since, prior to its conversion, the predecessor Common Trust Fund was not subject to the requirements of the 1940 Act and the Code and received different tax treatment than the Growth Fund.



(3) The Fund's after-tax returns are calculated using the highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Please note that actual after-tax returns depend on an investor's tax situation and may differ from those shown. Also note that after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.



(4) The Standard & Poor's 500 Index is an unmanaged, capitalization weighted index that measures the performance of 500 large-capitalization stocks representing all major industries.



(5) The benchmark of the Growth Fund was changed from the Wilshire 5000 Total Market Index to the S&P 500 Index on July 1, 2004. The Advisor believes that the S&P 500 Index is more highly correlated to the holdings and style of the Growth Fund than the Wilshire 5000 Total Market Index (the "Wilshire 5000"), an unmanaged index measuring the performance of all U.S. headquartered equity securities with readily available price data. Over 5,000 capitalization weighted security returns are used to adjust the Wilshire 5,000.

14

PAST PERFORMANCE

                                  INCOME FUND

                      Annual Total Returns - Calendar Year

                                   Bar Chart


                                           INCOME FUND ANNUAL TOTAL RETURNS -- CALENDAR YEAR
                                 ----------------------------------------------------------------------
                                 1994    1995    1996   1997   1998   1999    2000   2001   2002   2003
                                 -----   -----   ----   ----   ----   -----   ----   ----   ----   ----
INCOME FUND....................  -5.38%  17.23%  4.10%  9.10%  6.63%  -1.22%  9.79%  7.68%  9.60%  3.62%



           Prior to July 1, 1999, performance was that of the predecessor Common Trust Fund.



During the ten-year period ending December 31, 2003:



Best Quarter:          2nd Quarter, 1995           5.35%
Worst Quarter:         1st Quarter, 1994          -4.48%



The year-to-date total return for the Income Fund as of September 30, 2004 was 3.01%.


                     PERFORMANCE TABLE FOR THE INCOME FUND

              Average Annual Total Returns as of December 31, 2003



                                                One Year                    Five Years                   Ten Years
---------------------------------------------------------------------------------------------------------------------------
Income Fund Return Before Taxes (1)               3.62%                        5.81%                        5.90%
---------------------------------------------------------------------------------------------------------------------------
Income Fund Return After Taxes on
  Distributions (2) (3)                           1.85%                         N/A                          N/A
---------------------------------------------------------------------------------------------------------------------------
Income Fund Return After Taxes on
  Distributions and Sale of Fund
  Shares (2) (3)                                  2.47%                         N/A                          N/A
---------------------------------------------------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index
  (4)                                             4.11%                        6.62%                        6.95%



(1) The Income Fund is managed in the same manner that the predecessor Common Trust Fund was managed.



(2) Standard after-tax returns are not required to be provided for five years and ten years since, prior to its conversion, the predecessor Common Trust Fund was not subject to the requirements of the 1940 Act and the Code and received different tax treatment than the Income Fund.



(3) The Fund's after-tax returns are calculated using the highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Please note that actual after-tax returns depend on an investor's tax situation and may differ from those shown. Also note that after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.



(4) The Lehman Brothers Aggregate Bond Index is an unmanaged index generally representative of intermediate and long-term government and investment grade corporate debt securities and asset-backed securities.

                                                                PAST PERFORMANCE

                              BALANCED GROWTH FUND

                      Annual Total Returns - Calendar Year

                                   Bar Chart


                                    BALANCED GROWTH FUND ANNUAL TOTAL RETURNS -- CALENDAR YEAR
                           -----------------------------------------------------------------------------
                           1994    1995    1996    1997    1998    1999    2000    2001    2002    2003
                           -----   -----   -----   -----   -----   -----   -----   -----   -----   -----
BALANCED GROWTH FUND.....  -1.88%  22.63%  13.88%  15.40%  10.22%  10.48%  -1.12%  -3.13%  -9.87%  18.62%



           Prior to July 1, 1999, performance was that of the predecessor Common Trust Fund.



During the ten-year period ending December 31, 2003:



Best Quarter:          4th Quarter, 1998          10.48%
Worst Quarter:         3rd Quarter, 2002          -8.97%



The year-to-date total return for the Balanced Growth Fund as of September 30, 2004 was 0.81%.


                 PERFORMANCE TABLE FOR THE BALANCED GROWTH FUND

              Average Annual Total Returns as of December 31, 2003



                                                 One Year                      Five Years                     Ten Years
---------------------------------------------------------------------------------------------------------------------------------
Balanced Growth Fund Return Before
 Taxes (1)                                        18.62%                          2.50%                          7.03%
---------------------------------------------------------------------------------------------------------------------------------
Balanced Growth Fund Return After
 Taxes on Distributions (2) (3)                   17.92%                           N/A                            N/A
---------------------------------------------------------------------------------------------------------------------------------
Balanced Growth Fund Return After
 Taxes on Distributions and Sale of
 Fund Shares (2) (3)                              12.07%                           N/A                            N/A
---------------------------------------------------------------------------------------------------------------------------------
S&P 500 Index                                     28.67%                         -0.57%                         11.06%
---------------------------------------------------------------------------------------------------------------------------------
Wilshire 5000 Total Market Index                  31.64%                          0.42%                         10.59%
---------------------------------------------------------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index               4.11%                          6.62%                          6.95%
---------------------------------------------------------------------------------------------------------------------------------
Blended S&P 500/Aggregate Index (4)               18.49%                          2.67%                          9.75%
---------------------------------------------------------------------------------------------------------------------------------
Blended Wilshire/Aggregate Index (5)              20.62%                          3.61%                          9.64%



(1) The Balanced Growth Fund is managed in the same manner that the predecessor Common Trust Fund was managed.



(2) Standard after-tax returns are not required to be provided for five years and ten years since, prior to its conversion, the predecessor Common Trust Fund was not subject to the requirements of the 1940 Act and the Code and received different tax treatment than the Balanced Growth Fund.



(3) The Fund's after-tax returns are calculated using the highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Please note that actual after-tax returns depend on an investor's tax situation and may differ from those shown. Also note that after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.



(4) The Blended S&P 500/Aggregate Index is a composite composed of 60% S&P 500 Index and 40% Lehman Brothers Aggregate Bond Index.



(5) The benchmark of the Balanced Growth Fund was changed from the Blended Wilshire/Aggregate Index to the Blended S&P 500/ Aggregate Index on July 1, 2004. The Advisor believes that the Blended S&P 500/Aggregate Index, which is a composite composed of 60% S&P 500 Index and 40% Lehman Brothers Aggregate Bond Index, is more highly correlated to the holdings and style of the Balanced Growth Fund than the Blended Wilshire/Aggregate Index, which is a composite composed of 60% Wilshire 5000 Total Market Index and 40% Lehman Brothers Aggregate Bond Index.

16

PAST PERFORMANCE

                              BALANCED INCOME FUND

                      Annual Total Returns - Calendar Year

                                   Bar Chart

                                      BALANCED INCOME FUND ANNUAL TOTAL RETURNS -- CALENDAR YEAR
                               ------------------------------------------------------------------------
                               1994    1995    1996   1997    1998   1999   2000   2001   2002    2003
                               -----   -----   ----   -----   ----   ----   ----   ----   -----   -----
BALANCED INCOME FUND.........  -3.73%  20.56%  9.82%  12.54%  8.68%  5.54%  2.97%  1.16%  -1.99%  12.33%


           Prior to July 1, 1999, performance was that of the predecessor Common Trust Fund.



During the ten-year period ending December 31, 2003:


Best Quarter:          2nd Quarter, 1997           7.10%
Worst Quarter:         1st Quarter, 1994         - 4.06%


The year-to-date total return for the Balanced Income Fund as of September 30, 2004 was 1.68%.


                 PERFORMANCE TABLE FOR THE BALANCED INCOME FUND

              Average Annual Total Returns as of December 31, 2003



                                                One Year                    Five Years                   Ten Years
---------------------------------------------------------------------------------------------------------------------------
Balanced Income Fund Return Before
  Taxes (1)                                       12.33%                       3.89%                        6.55%
---------------------------------------------------------------------------------------------------------------------------
Balanced Income Fund Return After
  Taxes on Distributions (2) (3)                  11.29%                        N/A                          N/A
---------------------------------------------------------------------------------------------------------------------------
Balanced Income Fund Return After
  Taxes on Distributions and Sale of
  Fund Shares (2) (3)                              7.98%                        N/A                          N/A
---------------------------------------------------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index               4.11%                       6.62%                        6.95%
---------------------------------------------------------------------------------------------------------------------------
S&P 500 Index                                     28.67%                      -0.57%                       11.06%
---------------------------------------------------------------------------------------------------------------------------
Wilshire 5000 Total Market Index                  31.64%                       0.42%                       10.59%
---------------------------------------------------------------------------------------------------------------------------
Blended S&P 500/Aggregate Index (4)               12.36%                       4.45%                        8.70%
---------------------------------------------------------------------------------------------------------------------------
Blended Wilshire/Aggregate Index (5)              13.74%                       5.12%                        8.69%



(1) The Balanced Income Fund is managed in the same manner that the predecessor Common Trust Fund was managed.



(2) Standard after-tax returns are not required to be provided for five years and ten years since, prior to its conversion, the predecessor Common Trust Fund was not subject to the requirements of the 1940 Act and the Code and received different tax treatment than the Balanced Income Fund.



(3) The Fund's after-tax returns are calculated using the highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Please note that actual after-tax returns depend on an investor's tax situation and may differ from those shown. Also note that after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.



(4) The Blended S&P 500/Aggregate Index is a composite composed of 35% S&P 500 Index and 65% Lehman Brothers Aggregate Bond Index.



(5) The benchmark of the Balanced Income Fund was changed from the Blended Wilshire/Aggregate Index to the Blended S&P 500/Aggregate Index on July 1, 2004. The Advisor believes that the Blended S&P 500/Aggregate Index, which is a composite composed of 35% S&P 500 Index and 65% Lehman Brothers Aggregate Bond Index, is more highly correlated to the holdings and style of the Balanced Income Fund than the Blended Wilshire/Aggregate Index, which is a composite composed of 35% Wilshire 5000 Total Market Index and 65% Lehman Brothers Aggregate Bond Index.

                                                  FEES AND EXPENSES OF THE FUNDS


This section describes the fees and expenses that you may pay if you buy and hold shares of the Funds. Shareholder fees are costs charged directly to an investor. Annual fund operating expenses are deducted from the Funds' assets every year, so they are paid indirectly by all investors. The Funds have no sales charge (load).

      SHAREHOLDER FEES

      - All Funds (fees paid directly from your investment)



Maximum Sales Load Imposed on purchases.....................   None

Maximum Deferred Sales Load.................................   None

Maximum Sales Load on reinvested dividends..................   None

Redemption Fee..............................................   None

Exchange Fee................................................   None

Maximum Account Fee.........................................   None



                            ANNUAL FUND OPERATING EXPENSES*



                            - All Funds (expenses that are deducted from Fund assets)



                                                                               TOTAL ANNUAL          TOTAL ANNUAL
                                                                                OPERATING             OPERATING
                                         SHAREHOLDER                             EXPENSES              EXPENSES
                             MANAGEMENT    SERVICES    DISTRIBUTION   OTHER     BEFORE FEE    FEE       AFTER
FUND NAME                       FEES         FEES      (12B-1) FEES  EXPENSES   WAIVER (1)   WAIVER     WAIVER
---------------------------  ------------------------------------------------------------------------------------

Growth Fund                    0.99%        0.25%          None       0.15%       1.39%      0.25%     1.13%(2)
---------------------------  ------------------------------------------------------------------------------------

Income Fund                    0.75%        0.25%          None       0.11%       1.11%      0.25%      0.86%
---------------------------  ------------------------------------------------------------------------------------

Balanced Growth Fund (3)        None         None          None       0.15%       1.17%       N/A       1.17%
---------------------------  ------------------------------------------------------------------------------------

Balanced Income Fund (3)        None         None          None       0.18%       1.13%       N/A       1.13%



* The expense information in the table has been restated to reflect current fee arrangements for the Funds.



(1) The Advisor has entered into a contractual expense limitation agreement with respect to both the Growth Fund and the Income Fund for the current fiscal year pursuant to which the Advisor has agreed to waive the investment advisory fees payable to it by each of the Growth Fund and the Income Fund to the extent of the Shareholder Services Fees paid by these Funds in order to limit the Total Annual Operating Expenses of the Funds.



(2) The Growth Fund directs certain portfolio trades to brokers who pay a portion of the Fund's expenses. The Growth Fund's expenses were reduced by 0.01% during the Fund's most recent year under these arrangements.



(3) The BALANCED FUNDS invest their assets primarily in the GROWTH FUND and the INCOME FUND. By investing primarily in shares of these Funds, shareholders of the BALANCED FUNDS indirectly pay a portion of the operating expenses, management expenses and brokerage costs of the underlying Funds as well as their own operating expenses. Thus, shareholders of the BALANCED FUNDS may indirectly pay slightly higher total operating expenses and other costs than they would pay by directly owning shares of the GROWTH FUND and INCOME FUND. The fees and expenses included in this table for the two BALANCED FUNDS include both (a) their own respective fees and expenses, and (b) their respective pro-rata share of the fees and expenses of the Funds in which each BALANCED FUND invests. Total fees and expenses borne by investors in a BALANCED FUND will depend on the portion of the Fund's assets invested in the GROWTH FUND and in the INCOME FUND.

18

FEES AND EXPENSES OF THE FUNDS

                                                                       [GRAPHIC]

EXAMPLE

This example is designed so that you may compare the cost of investing in the Funds with the cost of investing in other mutual funds. The example assumes that:

     - you invest $10,000 for the time periods indicated;
     - you redeem all of your shares at the end of the time periods;
     - your investment has a hypothetical 5% return each year;
     - all distributions are reinvested; and
     - each Fund's operating expenses remain the same.

Because actual return and expenses will be different, the example is for comparison purposes only. Each Fund's actual performance and expenses may be higher or lower. Based on the above assumptions, your costs for each Fund would be:


  FUND NAME                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
  ------------------------  -------------------------------------

  Growth Fund                $116     $415      $737      $1,647
  ------------------------  -------------------------------------

  Income Fund                $ 88     $328      $587      $1,329
  ------------------------  -------------------------------------

  Balanced Growth Fund       $120     $375      $649      $1,432
  ------------------------  -------------------------------------

  Balanced Income Fund       $116     $362      $628      $1,386

                                                                              19
                                                                       [GRAPHIC]

                                                                 RISK MANAGEMENT


The GROWTH FUND and the INCOME FUND have a number of non-fundamental policies and procedures intended to reduce the risks borne by their investors. These policies and procedures should also reduce the risks borne by investors in the BALANCED FUNDS because they invest exclusively in shares of the GROWTH FUND and the INCOME FUND.



     - Each Fund invests principally in U.S. issuers, but also may invest in geographically diverse foreign and international companies. This policy may reduce the effect on the Fund of adverse events affecting particular nations or regions. If a Fund holds a position in securities priced in non-U.S. currency, it may engage in hedging transactions to reduce currency risk.



     - When market conditions threatening a Fund's ability to achieve its investment objective appear imminent, the Fund may take a temporary defensive position designed to reduce risk, even though such a temporary position would be inconsistent with the Fund's customary strategies. The GROWTH FUND may increase its bond and cash-equivalent holdings, the INCOME FUND may increase its cash equivalent holdings.



     - Within each Fund, each sub-adviser pursues the Fund's objective through its own investment strategy. Since any investment strategy has its strengths and weaknesses, depending on market conditions, the use of multiple strategies should reduce the effect of changing market conditions on Fund performance.

20

OTHER POLICIES AND RISKS


Each Fund's investment objective is fundamental, which means that it may not be changed without a shareholder vote. All investment policies of each Fund that are not specifically identified as fundamental may be changed by the Board of Trustees without approval of Fund shareholders.


Each of the Fund's portfolio securities and investment practices offers certain opportunities and carries various risks. Major investments and risk factors are outlined in the front of the Prospectus. Below are brief descriptions of other securities and practices, along with their risks, which apply to the GROWTH FUND and the INCOME FUND.


SOCIAL-WITNESS PRINCIPLES: Since the Funds have made investing in conjunction with social-witness principles approved by the General Assembly of the Presbyterian Church (U.S.A.) one of their investment policies, they may choose not to make, or to divest, investments otherwise consistent with their individual investment objectives. This means that there is a risk that a Fund may underperform other similar mutual funds that do not consider social-witness principles in their investing.


INVESTMENT TECHNIQUES: To a limited extent, the GROWTH FUND and the INCOME FUND may engage in securities lending arrangements, repurchase agreement transactions, and may hold certain derivative securities, principally put and call options, for hedging purposes. The Funds pursue these activities to reduce volatility, lower costs, and to seek to marginally increase their investment returns, but these activities also marginally increase a Fund's risks.


PUT AND CALL OPTIONS: A call or put may be purchased only if, after the purchase, the value of all call and put options held by a Fund will not exceed 20% of the Fund's total assets.


WHEN-ISSUED SECURITIES: A Fund may invest in securities prior to their date of issue. These securities could rise or fall in value by the time they are actually issued, which may be any time from a few days to over a year.

REPURCHASE AGREEMENTS: A Fund may buy securities with the understanding that the seller will buy them back with interest at a later date. If the seller is unable to honor its commitment to repurchase the securities, the Fund could lose money.

MORTGAGE-BACKED SECURITIES: These securities, which represent interests in pools of mortgages, may offer attractive yields but generally carry additional risks. The prices and yields of mortgage-related securities typically assume that the securities will be redeemed at a given time before maturity. When interest rates fall substantially, these securities usually are redeemed early because the underlying mortgages are often prepaid. The Fund would then have to reinvest the money at a lower rate.

ASSET-BACKED SECURITIES: These securities represent interests in pools of debt such as credit-card accounts. The principal risks of asset-backed securities are that on the underlying obligations, payments may be made more slowly, and rates of default may be higher than expected. In addition, because some of these securities are new or complex, unanticipated problems may affect their value or liquidity.


REAL ESTATE INVESTMENT TRUSTS (REITS): Equity REITs invest directly in real property, while mortgage REITs invest in mortgages on real property. REITs may be subject to certain risks associated with the direct ownership of real estate, including declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes, and variations in rental income. Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of credit extended. REITs may have limited financial resources, may trade less frequently

                                                        OTHER POLICIES AND RISKS

and in limited volume and may be subject to more abrupt or erratic price movements than larger-company securities.

INVESTMENT GRADE SECURITIES: There are four categories that are referred to as "investment grade." These are the four highest credit ratings or categories as defined by Moody's Investors Service, Inc. and Standard & Poor's Corporation. Securities in the fourth investment grade are considered to have speculative characteristics.

NON-INVESTMENT GRADE SECURITIES: The INCOME FUND may invest in securities rated below investment grade. These securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. They are regarded as speculative with respect to the issuer's capacity to pay interest and to repay principal. The market values of these securities may be more sensitive to individual corporate developments and changes in economic conditions than higher-quality securities. In addition, lower-rated securities tend to be less marketable than higher-quality securities because the market for them may not be as broad or active. The lack of a liquid secondary market may have an adverse effect on market price and the Fund's ability to sell particular securities rated below investment grade.


ILLIQUID SECURITIES: Each Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly (generally within seven days) in the normal course of business at approximately its carrying value. The percentage limitation on these investments does not apply to certain restricted securities that are eligible for resale to qualified institutional purchasers.


DEFENSIVE INVESTING: A Fund may, from time to time, take a temporary defensive position that is inconsistent with its principal investment strategies in an attempt to respond to adverse market, economic, political or other conditions. When a Fund takes a temporary defensive position, it may not achieve its stated investment objective. A principal defensive investment position would be the purchase of cash equivalents.

INVESTMENTS IN OTHER INVESTMENT COMPANIES: The BALANCED GROWTH FUND and BALANCED INCOME FUND, by investing primarily in shares of the GROWTH FUND and the INCOME FUND, indirectly pay a portion of the operating expenses, management expenses and brokerage costs of such companies as well as their own operating expenses. Thus, shareholders of the BALANCED GROWTH FUND and BALANCED INCOME FUND may indirectly pay slightly higher total operating expenses and other costs than they would pay by owning shares of the underlying funds directly. The GROWTH FUND and INCOME FUND may invest in shares of other investment companies, subject to certain provisions of federal securities laws.

22

MANAGEMENT OF THE FUNDS


THE ADVISOR The NCF Investment Department of New Covenant Trust Company, N.A. (the "Advisor"), 200 East Twelfth Street, Suite B, Jeffersonville, Indiana 47130, serves as the investment advisor to the Trust. The Advisor is a separate division of New Covenant Trust Company, N.A. responsible for the investment management of registered investment companies, such as the Trust.



The Advisor acts as a "manager of managers" for the Funds and selects and retains various sub-advisors (the "Sub-Advisors") who manage portions of the assets of the GROWTH FUND and the INCOME FUND that are allocated to them by the Advisor. The Sub-Advisors employ portfolio managers to make the day-to-day investment decisions regarding each Fund's portfolio holdings. The Advisor oversees the investment activities and performance of the Sub-Advisors and it maintains an investment committee that assists with this oversight process.



Under terms of the advisory agreements between the Advisor and the Trust, the Advisor is responsible for formulating each Fund's investment program, subject to each Fund's fundamental policies. The advisory fees paid to the Advisor by these Funds are used to pay the fees of the Sub-Advisors. The Advisor is not paid an advisory fee for the BALANCED FUNDS. For its services during the fiscal year ended June 30, 2004, the Advisor received 0.99% and 0.75% of the average daily net assets of the Growth Fund and the Income Fund, respectively.



The Advisor is responsible for allocating the assets of the GROWTH FUND and the INCOME FUND among the Sub-Advisors, and for monitoring and evaluating the investment programs and performance of the Sub-Advisors. The Advisor is also responsible for periodically rebalancing the investments of the BALANCED FUNDS between the GROWTH FUND and the INCOME FUND. The Advisor also furnishes corporate offices, provides office space, services and equipment, and supervises all matters relating to the Funds' investment activities. The fees paid to the Sub-Advisors are paid directly by the Advisor and are not a further expense of the Funds.



The Securities and Exchange Commission (the "SEC") has granted the Trust an exemptive order that permits the Advisor, subject to the approval of the Board of Trustees, to engage and terminate Sub-Advisors without shareholder approval. In the event that there is a change in any of the Sub-Advisors to the Funds, shareholders will receive information about the change and about any new Sub-Advisors selected. While shareholders are not permitted to vote on the selection of new Sub-Advisors, they retain the right to vote on the continuation of the Advisor.



THE SUB-ADVISORS Each Sub-Advisor is responsible for the selection and management of portfolio investments for its segment of a particular Fund on a day-to-day basis, in accordance with that Fund's investment objective and policies and under the supervision of the Advisor. Allocation of assets to each Sub-Advisor is made at the discretion of the Advisor. The Sub-Advisors place purchase and sell orders for portfolio transactions in the Funds, subject to the general oversight of the Advisor.



The following organizations act as Sub-Advisors to the Funds:



SUB-ADVISORS FOR THE GROWTH FUND


CAPITAL GUARDIAN TRUST COMPANY
Capital Guardian Trust Company, 333 South Hope Street, Los Angeles, California 90071, is a state chartered bank, which was founded in 1968. The parent company is Capital Group International, Inc., which itself is wholly-owned by The Capital Group Companies, Inc., an employee-owned organization. Capital Guardian's approach to international investing fol-

                                                         MANAGEMENT OF THE FUNDS


lows a value oriented, research-driven process relying on extensive field research and direct company contact. This basic fundamental approach is combined with the firm's macroeconomic and political judgements on the outlook for economies, industries, currencies and markets. Capital Guardian provides investment management services to large institutional, corporate and individual clients. As of August 31, 2004, Capital Guardian had over $149.9 billion of assets under management.


The portion of the Fund's assets allocated to Capital Guardian is managed by a team of portfolio managers, each of whom has investment responsibility for a portion of such assets.


SOUND SHORE MANAGEMENT, INC.
Sound Shore Management, Inc., 8 Sound Shore Drive, Greenwich, Connecticut 06836, was founded in 1978 and is wholly-owned by its principals and manages investment accounts for large corporate pension plans, foundations and endowment funds. Sound Shore utilizes a consistent and disciplined value-oriented investment strategy when selecting portfolio holdings and generally seeks out stocks that have favorable value to price characteristics relative to their historic valuations. Pursuant to this value-oriented approach, Sound Shore generally selects securities based on its judgment of fundamental value. Factors deemed particularly relevant in determining fundamental value include corporate earnings performance and expectations, historic price and earnings relationships, balance sheet characteristics and perceived management skills. When Sound Shore determines that a portfolio holding has lost its perceived value relative to other similar investments and investment alternatives, the holding will be sold. As of August 31, 2004, Sound Shore had approximately $3.9 billion of assets under management.



Harry Burn, III, CFA and T. Gibbs Kane, Jr., CFA, co-owners and founders of Sound Shore, serve as co-managers of that portion of the Fund's assets that are allocated to Sound Shore. Mr. Burn is Chairman and Director of Sound Shore. He received his B.A. and M.B.A. from the University of Virginia. Mr. Kane is President and Director of Sound Shore. He received his B.S.E. from the University of Pennsylvania Wharton School. Both Messrs. Burn and Kane have been with Sound Shore since its inception.



SENECA CAPITAL MANAGEMENT
Seneca Capital Management, 909 Montgomery Street, Suite 500, San Francisco, California 94133, was founded in 1989 and is a registered investment adviser. The firm conducts intensive fundamental analysis to select companies with strong and sustainable earnings prospects. Disciplined portfolio construction limits risk and reduces volatility. Seneca provides investment management services to foundations, endowments, corporations, public funds and private clients. As of August 31, 2004, Seneca had over $13.0 billion of assets under management.



Gail P. Seneca, Ph.D., Chief Investment Officer and Managing Partner, is portfolio manager for that portion of the Fund's assets that are allocated to Seneca Capital Management. Ms. Seneca has over twenty years of investment experience. Prior to founding Seneca Capital Management in 1989, Ms. Seneca served as Senior Vice President of the Asset Management Division of Wells Fargo Bank from 1987 to 1989, where she managed assets in excess of $10 billion. Prior to that, Ms. Seneca was Vice President and chief investment strategist for Chase Lincoln Bank from 1983 to 1987. Ms. Seneca earned a B.A., an M.A. and a Ph.D. from New York University.



WELLINGTON MANAGEMENT COMPANY, LLP
Wellington Management Company, LLP, 75 State Street, Boston, Massachusetts 02109, is a private Massachusetts limited liability partnership that is owned by its partners. The firm is one of America's oldest and largest independent investment firms, tracing its origins to 1928. As of August 31, 2004, Wellington had

24

MANAGEMENT OF THE FUNDS


over $419.7 billion of discretionary assets under management for a variety of clients consisting of mutual funds, variable annuities, corporate and public retirement plans, endowments and investment partnerships.


For its equity investment management, Wellington conducts extensive research and analysis and utilizes its own teams of research analysts located in Wellington offices in the United States and around the world. Investment decisions are generally made on a bottom-up basis upon Wellington's own proprietary research.


Mammen Chally, CFA and Doris Dwyer Chu serve as co-managers for that portion of the Fund's assets that are allocated to Wellington Management. Mr. Chally is a Vice President of Wellington Management and an equity portfolio manager with thirteen years of industry experience. In addition to managing equity portfolios, Mr. Chally also serves as a member of the firm's Quantitative Group contributing to portfolio risk management, development of derivatives strategies and performance analysis for clients of the firm. Mr. Chally joined the firm in 1994 after receiving his M.B.A. from Northeastern University. Mr. Chally received a B.S. degree from the Indian Institute of Technology in 1989.



Ms. Dwyer Chu, a Vice President and Equity Portfolio Manager of the firm, brings more than nineteen years of investment experience to the team. She manages equity portfolios in a range of styles including global, and small-, mid- and large-cap U.S. equities and is a member of the Portfolio Management team for Wellington Management's quantitative portfolios. Ms. Dwyer Chu also has significant experience in the use of global quantitative models. Having joined the firm in 1998, Ms. Chu is a graduate of George Washington University where she received her B.S. in Marketing in 1985.



SUB-ADVISOR FOR THE INCOME FUND



TATTERSALL ADVISORY GROUP, INC.
Tattersall Advisory Group, Inc., a wholly-owned subsidiary of Wachovia Bank, Charlotte, North Carolina, is located at 6802 Paragon Place, Suite 200, Richmond, Virginia 23230. Tattersall Advisory Group is a registered investment adviser founded in 1997. Tattersall Advisory Group was formerly the fixed-income division of Lowe, Brockenbrough & Tattersall, Inc. The firm employs a traditional bond management style, using in-house interest-rate analysis, yield-curve analysis, and extensive sector valuation to identify attractive risk versus reward opportunities. The firm manages assets for corporate pension plans, corporate cash and insurance reserves, foundations, endowments, Taft-Hartley plans and public entities located throughout the country. As of August 31, 2004, Tattersall had over $18.5 billion of assets under management. Tattersall Advisory Group incorporates a team management approach where the Fund benefits from the expertise of each investment specialist.


Kevin D. Girts is lead portfolio manager for that portion of the Fund's assets allocated to Tattersall and has been Managing Director of Tattersall Advisory Group (and its predecessor corporation) since 1997. He was Director, Portfolio Management with Lowe, Brockenbrough & Tattersall, Inc. (and its predecessor corporation) from 1987 to 1997. Previously, Mr. Girts was Vice President-Investments of Union National Bank from 1981 through 1987. Mr. Girts holds a B.S. in business and an M.B.A. from West Virginia University.

                                                                 YOUR INVESTMENT

BUYING SHARES


FOR ASSISTANCE
Most development staff of the Presbyterian Foundation are registered representatives of the Trust's distributor and can assist you in opening an account. They can be reached (by telephone or by mail) at numerous development offices throughout the country. For information about the development office nearest to you, and to speak to a local registered representative of the Funds, contact the offices of the Foundation at:


  Presbyterian Foundation
  200 East Twelfth Street
  Jeffersonville, IN 47130
  Tel. 800-858-6127


PURCHASE AMOUNTS:
All purchases must be in U.S. dollars. A fee will be charged for any checks that do not clear. Third-party checks, money orders, traveler's checks and credit card convenience checks are not accepted. Bank starter checks will not be accepted for initial purchases.



MINIMUM INITIAL INVESTMENT FOR
  EACH FUND:...........................   $500
MINIMUM ADDITIONAL INVESTMENT FOR
  EACH FUND:...........................   $100



INSTRUCTIONS FOR OPENING OR ADDING TO AN ACCOUNT



BY REGULAR MAIL
Initial Investment:



1. Carefully read and complete the account application form (also available at www.NewCovenantFunds.com). Establishing your account privileges now saves you the inconvenience of having to add them later.



2. Make check payable to New Covenant Funds and indicate the Fund in which you wish to invest.



3. Mail to: New Covenant Funds, P.O. Box 182959, Columbus, OH 43218-2959.



Subsequent Investment:



1. Fill out an investment slip attached to your account statement and write your account number on your check. Or, if unavailable,



2. Include the following information on a piece of paper:



     - New Covenant Funds/Fund name


     - Amount invested


     - Account name


     - Account number
     Include your account number on your check.



3. Mail to: New Covenant Funds, P.O. Box 182959, Columbus, OH 43218-2959



BY OVERNIGHT SERVICE
See instructions 1-2 above for subsequent investments.



3. Send to: New Covenant Funds
   Attn: Shareholder Services
   3435 Stelzer Road, Columbus, OH 43219.



ELECTRONIC PURCHASES
Your bank must participate in the Automated Clearing House ("ACH") and must be a U.S. Bank. Your bank may charge for this service.



Establish an electronic purchase option on your account application or call 877-835-4531. Your account can generally be set up for electronic purchases within 15 days.



Call 877-835-4531 to arrange a transfer from your bank account.



BY WIRE TRANSFER
To make an investment in the Fund or to add to an existing account by wire, call 877-835-4531.



Note: Your bank may charge a wire transfer fee.

26

YOUR INVESTMENT

BY AUTOMATIC INVESTMENT

     - With an initial investment, indicate on your application that you would like to participate in the Automatic Investment Plan and complete the appropriate section on the application.
     - Subsequent investments will be drawn from your bank account and invested into the Fund(s) automatically.

BY EXCHANGE


     - To request an exchange of shares into another New Covenant Fund, call 877-835-4531 or visit the Funds' web site at www.NewCovenantFunds.com. You may also exchange your shares into the New Covenant Treasury Money Market Fund, which is an unaffiliated, separately managed, money market mutual fund. This exchange privilege is offered as a convenience to you. For an exchange into the New Covenant Treasury Money Market Fund, you must first receive a prospectus for the fund. The exchange privilege must also be selected on your account application form.


     - No fee or charge will apply for exchanges, but there may be a capital gain or loss. The exchange privilege is subject to amendment or termination at any time upon sixty days' prior notice.



PURCHASE PRICE
You pay no sales charge to invest in any of the Funds. Shares of the Funds are sold at the net asset value per share (NAV) next determined after receipt of the order by BISYS Fund Services Ohio, Inc. ("BISYS"). The NAV multiplied by the number of Fund shares you own equals the value of your investment.



DETERMINATION OF NAV
The NAV for each Fund is calculated at the close of regular trading hours of the New York Stock Exchange, which is normally 4:00 p.m., Eastern time. Each Fund calculates its NAV by adding up the total value of the Fund's investments and other assets, subtracting liabilities, and then dividing that figure by the number of the Fund's outstanding shares. Each Fund's investments are valued based on market value, or where market quotations are not readily available, on fair value as determined in good faith under procedures approved by the Trust's Board of Trustees. Information is available on the Funds' web site: www.NewCovenantFunds.com



TIMING OF PURCHASE REQUESTS
All requests received by BISYS before the close of the New York Stock Exchange will be executed the same day, at that day's closing share price. Orders received after the close of the New York Stock Exchange will be executed the following business day, at that day's closing share price. All investments must be in U.S. dollars. Shares will not be priced and are not available for purchase or sale on days when the New York Stock Exchange is closed. If the New York Stock Exchange closes early, the deadlines for purchase orders will be accelerated to the earlier closing time.


STOCK EXCHANGE CLOSINGS
The New York Stock Exchange is typically closed for trading on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

RIGHTS RESERVED BY THE FUNDS
The Funds reserve the right to:

     - reject any purchase order
     - suspend the offering of shares
     - reject any exchange request
     - vary the initial and subsequent investment minimums
     - waive the minimum investment requirement for any investor
     - redeem shares in any account and return the proceeds to the shareholder

                                                                 YOUR INVESTMENT


The Funds will automatically redeem shares if a purchase check is returned for insufficient funds. The Funds reserve the right to reject any third party check. However, third party checks issued by the Foundation may be accepted. The Funds may change or discontinue the exchange privilege, or temporarily suspend this privilege during unusual market conditions. The Funds reserve the right, in their sole discretion, to redeem shares in any account and return the proceeds to the shareholder. The Funds also reserve the right to make a "redemption in kind" payment in portfolio securities rather than cash if the amount you are redeeming is large enough to affect fund operations. Large redemptions with respect to each shareholder are considered to be the greater of $250,000 or 1% of a Fund's assets.


THIRD PARTY INVESTMENTS
If you invest through a third party (rather than directly), the policies and fees may be different than those described here. Banks, brokers and financial advisers may charge transaction fees and set different minimum investments or limitations on buying or selling shares. You will not be charged fees if you purchase shares of the Funds through the development staff of the Foundation or the Funds directly.


CUSTOMER IDENTIFICATION
To help the Government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether that person's name appears on Government lists of known or suspected terrorists and terrorist organizations.



As a result, the Funds must obtain the following information for each person that opens a new account:



     - Name;


     - Date of birth (for individuals);


     - Residential or business street address (although post office boxes are still permitted for mailing); and


     - Social security number, taxpayer identification number, or other identifying number.



You may also be asked for a copy of your driver's license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. The Funds may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.


To the extent permitted by applicable law, the Trust reserves the right to place limits on transactions in your account until your identity is verified.

SELLING SHARES:
HOW TO SELL SHARES


BY MAIL
1. Call 877-835-4531 to request redemption forms or write a letter of instruction indicating:



     - your Fund and account number


     - amount you wish to redeem


     - address where your check should be sent; if your redemption request directs the check to an alternate address, a signature guarantee stamp is required


     - account owner signature

28

YOUR INVESTMENT


2. Mail to: New Covenant Funds, Attn: Shareholder Services, P.O. Box 182959, Columbus, Ohio 43218-2959.



BY OVERNIGHT SERVICE
1. See instruction 1 above.



2. Send to New Covenant Funds, Attn: Shareholder Services, 3435 Stelzer Road, Columbus, OH 43219.



BY TELEPHONE (UNLESS YOU HAVE DECLINED TELEPHONE SALES PRIVILEGES)
1. Call 877-835-4531 with instructions as to how you wish to receive your proceeds (mail, wire, electronic transfer).



BY WIRE TRANSFER
You must indicate this option on your application. The Fund will charge a $9 wire transfer fee for each wire transfer request. Note: Your financial institution may also charge a separate fee.



Call 877-835-4531 to request a wire transfer. If you call by 4 p.m., Eastern time, your payment will normally be wired to your bank on the next business day.



ELECTRONIC REDEMPTIONS
Your bank must participate in the ACH and must be a U.S. bank.



BY EXCHANGE
To request an exchange of shares into another New Covenant Fund, call 877-835-4531 or visit the Funds' web site at www.NewCovenantFunds.com. You may also exchange your shares into the New Covenant Treasury Money Market Fund, which is an unaffiliated, separately managed, money market mutual fund. This exchange privilege is offered as a convenience to shareholders of New Covenant Funds.



REDEMPTIONS WITHIN 10 BUSINESS DAYS OF INITIAL INVESTMENT
When you have made your initial investment by check, the proceeds of your redemption may be held up to 10 business days until the Transfer Agent is satisfied that the check has cleared.



UNDELIVERABLE DISTRIBUTION CHECKS
For any shareholder who chooses to receive distributions in cash:



If distribution checks (1) are returned and marked as "undeliverable" or (2) remain uncashed for six months, your account will be changed automatically so that all future distributions are reinvested in your account. Checks that remain uncashed for six months will be canceled and the money reinvested in the appropriate Fund.



TIMING OF SALE REQUESTS
All requests received in good order by BISYS before the close of the New York Stock Exchange, typically 4:00 p.m., Eastern time, will be executed the same day, at that day's NAV. Requests received after the close of the New York Stock Exchange will be executed the following business day, at that day's NAV. Redemption orders are executed only on days when the New York Stock Exchange is open for trading. If the New York Stock Exchange closes early, the deadline for redemption orders will be accelerated to the earlier closing time.



SELLING RECENTLY PURCHASED SHARES
The proceeds from a redemption of recently purchased Fund shares that have been paid for by check may be delayed until there is a reasonable belief that your check has cleared. This may take up to fifteen calendar days after we receive your check. If you think you may wish to redeem your newly purchased shares within fifteen calendar days, you should pay for your shares by federal funds wire transfer.


SIGNATURE GUARANTEES
The Funds require a medallion signature guarantee on any redemption over $100,000 (but may require additional documentation or a medallion signature guarantee on any redemption request to help protect against fraud), the

                                                                 YOUR INVESTMENT

redemption of corporate, partnership or fiduciary accounts, or for certain types of transfer requests or account registration changes. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution which is participating in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP). Please call 877-835-4531 for information on obtaining a signature guarantee. A notarized signature is not sufficient.


REDEMPTION POLICIES
Payment for redemptions of Fund shares is usually made within one business day, but not later than seven calendar days after receipt of your redemption request, unless the check used to purchase the shares has not yet cleared. The Trust may suspend the right of redemption or postpone the date of payment for more than seven days during any period when (1) trading on the New York Stock Exchange is restricted or the New York Stock Exchange is closed for other than customary weekends and holidays, (2) the SEC has by order permitted such suspension for the protection of the Funds' shareholders, or (3) an emergency exists making disposal of portfolio securities or valuation of net assets not reasonably practicable. In addition to the foregoing, the Trust reserves the right to suspend payment of a request for redemption for a period of up to 10 business days after receipt of a redemption request in good order (a) when it is not reasonably practicable for the Funds to fairly determine the true holder of any Fund's shares or (b) for the purpose of preserving the rights and interests of the true owner of the shares.



OTHER DOCUMENTS
Additional documents may be required when shares are registered in the name of a corporation, partnership, association, agent, fiduciary, trust, estate or other organization. For further information, call BISYS at 877-835-4531.


EXCHANGE OR
TRANSFER OF SHARES


EXCHANGE PRIVILEGE
You may exchange shares of one of the Funds for shares in another Fund at NAV without payment of any fee or charge. You can do this by contacting BISYS in writing or by telephone or by visiting the Funds' web site at www.NewCovenantFunds.com. Shareholders who are not tax-exempt organizations should know that an exchange is considered a sale of shares of one Fund and the purchase of shares of another Fund. The exchange may result in a gain or loss for Federal income tax purposes. If you wish to use the exchange privilege, you may elect the service on your account application or by a signature-guaranteed letter of instruction.



If BISYS receives your exchange instructions in good order in writing, by telephone (call 877-835-4531) or through the Funds' web site by the valuation time on any business day, your exchange will be processed on that day.


For an exchange request to be in good order, it must include:

     - your name exactly as it appears on your account
     - your account number
     - the amount to be exchanged
     - the names of the Funds from which and to which the exchange is to be made


TRANSFER OF OWNERSHIP
You may transfer Fund shares or change the name or form in which your shares are registered by writing to BISYS. Your letter of instruction must clearly identify the account

30

YOUR INVESTMENT

number, name(s) and number of shares to be transferred, and provide a certified tax identification number by way of a completed new account application or W-9 form, and include the signature(s) of all registered owners. The signature(s) on the transfer instructions must be guaranteed.

SHAREHOLDER SERVICES

TELEPHONE INFORMATION

     - Your Account: If you have questions about your account, including purchases, redemptions and distributions, call BISYS toll-free at 877-835-4531, between 9:00 a.m. and 5:00 p.m., Eastern time, on business days.

     - The Funds: If you have questions about the Funds, call the Funds' telephone representatives, toll-free at 877-835-4531, between 9:00 a.m. and 5:00 p.m., Eastern time, on business days.

ACCOUNT STATEMENTS
The Funds provide you with these helpful services and information about your account:

     - a statement after every transaction;
     - an annual account statement reflecting all transactions for the year;

     - tax information, which will be mailed by January 31 of each year, a copy of which will also be filed with the Internal Revenue Service for taxable investors; and


     - financial statements with a summary of portfolio composition and performance that will be mailed at least twice a year.



INTERNET
You may obtain access to account information by visiting the Funds' web site at www.NewCovenantFunds.com. The web site provides share price and price change information for all the Funds and gives account balances and information on the most recent transactions and allows exchanges of shares.



INTEGRATED VOICE RESPONSE SYSTEM
You may obtain access to account information by calling 877-835-4531. The system provides share price and price change information for all the Funds and gives account balances and information on the most recent transactions and allows exchanges of shares.


ACCOUNT MINIMUM
You must keep at least $500 worth of shares in your account to keep the account open. If, after giving you thirty days prior written notice, your account value is still below $500, we may redeem your shares and send you a check for the redemption proceeds.


TELEPHONE TRANSACTIONS
To use telephone purchase, redemption and exchange privileges, you must have selected these services on your original account application or submitted a subsequent request in writing to add these services to your account. The Funds and BISYS reserve the right to refuse any telephone transaction when they are unable to confirm to their satisfaction that a caller is the account owner or a person preauthorized by the account owner. BISYS has established security procedures to prevent unauthorized account access. The telephone transaction privilege may be suspended, limited, modified or terminated at any time without prior notice by the Funds or BISYS. Neither the Trust nor any of its service providers will be liable for any loss or expense in acting upon telephone instructions that are reasonably believed to be genuine. (See section 8 of the application)


AUTOMATIC INVESTMENT PLAN
Once an account has been opened with a minimum investment of $500, you can make additional purchases of shares of the Funds with the automatic withdrawal of monies from your bank account. Amounts may be withdrawn from your bank account on a monthly or quarterly basis in minimum amounts of $50. (See section 7 of the application)

                                                                              31
[GRAPHIC]
                                                                 YOUR INVESTMENT


SYSTEMATIC WITHDRAWAL PLAN
Once you have established an account with $5,000 or more, you may automatically receive funds from your account on a monthly, quarterly or semi-annual basis (minimum of $50). To request a form to start the Systematic Withdrawal Plan, call 877-835-4531.


HOUSEHOLDING POLICY
You will receive one copy of each prospectus, annual and semi-annual report to all related accounts at a common address. Each document will be mailed to the registered address with the first line addressed to "New Covenant Fund Shareholder at."


By adopting the householding policy, we are responding to shareholder requests and will reduce printing and mailing expenses. If you prefer to receive copies for each account, you must call us at 877-835-4531 during business hours (9:00 a.m. to 5:00 p.m., Eastern time). All requests will be processed within 30 days.



SHAREHOLDER SERVICES AGREEMENTS
The Trust is a party to certain Shareholder Services Agreements pursuant to which each Fund is authorized to make payments to certain entities, which may include investment advisers, banks, trust companies and other types of organizations ("Authorized Service Providers") for providing administrative services with respect to shares of the Funds attributable to or held in the name of the Authorized Service Provider for its clients or other parties with whom it has a servicing relationship. Under the terms of each Shareholder Services Agreement, each Fund is authorized to pay an Authorized Service Provider (which may include affiliates of the Funds) a shareholder service fee at the rate of 0.25% on an annual basis of the average daily net asset value of the shares of the Fund attributable to or held in the name of the Authorized Service Provider for providing certain administrative services to Fund shareholders with whom the Authorized Service Provider has a servicing relationship. In connection with the implementation and operation of the Shareholder Services Agreements, the Advisor has agreed to waive the amount of the investment advisory fees payable to it by any Fund to the extent of the amount paid in fees by a Fund to any affiliated Authorized Service Provider and certain unaffiliated Authorized Service Providers under the Shareholder Services Agreements.

32

DISTRIBUTIONS AND TAXES

DISTRIBUTIONS
The Funds pass along to your account your share of investment earnings in the form of dividends and distributions. Fund dividends are the net interest and dividends earned on investments after Fund expenses. The Funds will at least annually declare and pay dividends from their net investment income and distribute any net capital gains obtained through Fund investment transactions. Interest and dividend payments will normally be distributed as income dividends on a quarterly basis for each of the Funds.


Unless you elect otherwise on your application, all dividends and distributions paid by a Fund will be reinvested in additional shares of that Fund. They will be credited to your account in that Fund at the same NAV per share as would apply to cash purchases on the applicable dividend payment date. Unless you are a tax-exempt organization, all distributions a Fund pays to you will be taxable when paid, regardless of whether they are taken in cash or reinvested in shares of the Fund. To change your dividend election, you must notify BISYS in writing at least fifteen days prior to the applicable dividend record date.


TAXES
Each Fund intends to qualify as a regulated investment company. This status exempts each Fund from paying federal income tax on the income or capital gains it distributes to its shareholders.

Unless you are a tax-exempt organization, your investment in the Funds will be subject to the following tax consequences:

     - Dividends from net investment income and distributions from short-term capital gains are taxable as ordinary income (except as described below).
     - Distributions from capital gains are taxable as capital gain, which may be taxed at different rates depending on the length of time the Fund held those assets.
     - Dividends and distributions may also be subject to state and local taxes.
     - Certain dividends paid to you in January will be taxable as if they had been paid the previous December.
     - A redemption of your Fund shares, including exchanging shares, is a taxable event and any gain on the transaction may be subject to federal income tax.


Tax legislation enacted in May 2003 generally provides for a maximum tax rate for individual taxpayers of 15% on long-term gains and from certain qualifying dividends on corporate stock. These rate reductions do not apply to corporate taxpayers. The following are guidelines for how certain distributions by the Funds are generally taxed to individual taxpayers:


     - Distributions of earnings from qualifying dividends and qualifying long-term capital gains will be taxed at a maximum rate of 15%.
     - Note that distributions of earnings from dividends paid by certain "qualified foreign corporations" can also qualify for the lower tax rates on qualifying dividends.
     - A shareholder will also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate.

DISTRIBUTIONS AND TAXES

     - Distributions of earnings from non-qualifying dividends, interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.

[GRAPHIC]

                                                         DISTRIBUTIONS AND TAXES

     - Note that the 15% rate of tax applicable to certain dividends does not apply to dividends paid to foreign shareholders.

If you are subject to tax, after the end of each calendar year you will receive a statement (Form 1099) of the federal income tax status of each Fund's dividends and other distributions paid to you during the year. You should keep all of your Fund statements for accurate tax-accounting purposes.

If you are subject to tax (are not a tax-exempt organization), and you purchase shares shortly before a record date for a dividend or distribution, a portion of your investment will be returned as a taxable distribution.

You must provide the Trust with your correct taxpayer identification number and certify that you are not subject to backup withholding. If you do not, the Trust is required by law to withhold 28% of your taxable distributions and redemptions.


You should consult your tax advisor concerning state or local taxation of such dividends, and the federal, state and local taxation of capital gains distributions.

34

FINANCIAL HIGHLIGHTS

The financial highlights tables are meant to help you understand each Fund's financial performance for the periods since each Fund's inception. Certain information reflects financial results for a single share of a Fund. The total returns shown in the tables represent the rate that you would have earned or lost on an investment in each Fund assuming reinvestment of all dividends and distributions. This information has been audited by Ernst & Young, LLP whose report, along with the Trust's financial statements, are included in the Annual Report to shareholders, which is available upon request at no charge.

For a share outstanding throughout each period.


                                                                   NEW COVENANT
                                                                    GROWTH FUND
                                 ---------------------------------------------------------------------------------
                                    For the         For the         For the         For the           For the
                                  Year Ended      Year Ended      Year Ended      Year Ended        Year Ended
                                 June 30, 2004   June 30, 2003   June 30, 2002   June 30, 2001   June 30, 2000 (a)
                                 ---------------------------------------------------------------------------------
  Net Asset Value, Beginning of
     Period                        $  23.51        $  24.13        $  29.26        $  42.07          $  40.81 (b)
INVESTMENT ACTIVITIES:
  Net investment income                0.07            0.10            0.04            0.10              0.15
  Net realized and unrealized
     gains/(losses) from
     investments and foreign
     currency transactions             4.58           (0.63)          (5.11)          (4.86)             2.49
                                   --------        --------        --------        --------          --------
  Total from Investment
     Activities                        4.65           (0.53)          (5.07)          (4.76)             2.64
                                   --------        --------        --------        --------          --------
DIVIDENDS:
  Net investment income               (0.09)          (0.09)          (0.01)             --             (0.30)
  Net realized gains                     --              --              --           (7.80)            (1.08)
  Tax return of capital                  --              --           (0.05)          (0.25)               --
                                   --------        --------        --------        --------          --------
  Total Dividends                     (0.09)          (0.09)          (0.06)          (8.05)            (1.38)
                                   --------        --------        --------        --------          --------
  Change in net asset value per
     share                             4.56           (0.62)          (5.13)         (12.81)             1.26
                                   --------        --------        --------        --------          --------
  NET ASSET VALUE, END OF
     PERIOD                        $  28.07        $  23.51        $  24.13        $  29.26          $  42.07
                                   ========        ========        ========        ========          ========
  Total Return                        19.81%          (2.17)%        (17.34)%        (12.33)%            6.38%
RATIOS/SUPPLEMENTAL DATA:
  Net assets at end of period
     (in 000's)                    $834,575        $708,885        $695,622        $816,901          $905,086
  Ratio of expenses to average
     net assets                        1.13%           1.13%           1.11%           1.07%             1.07%
  Ratio of net investment
     income to average net
     assets                            0.32%           0.47%           0.15%           0.20%             0.37%
  Ratio of expenses to average
     net assets *                      1.26%           1.13%           1.11%           1.07%             1.07%
  Portfolio turnover rate                94%             63%             79%            142%              152%



*    Ratios excluding waivers and expenses paid indirectly.



(a)  The Fund commenced investment operations on July 1, 1999.



(b)  Represents net asset value of predecessor Common Trust Fund.

                                                            FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period.


                                                                   NEW COVENANT
                                                                    INCOME FUND
                                 ---------------------------------------------------------------------------------
                                    For the         For the         For the         For the           For the
                                  Year Ended      Year Ended      Year Ended      Year Ended        Year Ended
                                 June 30, 2004   June 30, 2003   June 30, 2002   June 30, 2001   June 30, 2000 (a)
                                 ---------------------------------------------------------------------------------
  Net Asset Value, Beginning of
     Period                        $  26.62        $  25.54        $  24.83        $  23.89          $  24.52 (b)
INVESTMENT ACTIVITIES:
  Net investment income                0.96            1.00            1.21            1.50              1.47
  Net realized and unrealized
     gains/(losses) from
     investments                      (0.96)           1.42            0.73            0.92             (0.63)
                                   --------        --------        --------        --------          --------
  Total from Investment
     Activities                          --            2.42            1.94            2.42              0.84
                                   --------        --------        --------        --------          --------
DIVIDENDS:
  Net investment income               (0.90)          (1.06)          (1.23)          (1.48)            (1.47)
  Net realized gains                  (0.44)          (0.28)             --              --                --
  Tax return of capital               (0.11)             --              --              --                --
                                   --------        --------        --------        --------          --------
  Total Dividends                     (1.45)          (1.34)          (1.23)          (1.48)            (1.47)
                                   --------        --------        --------        --------          --------
  Change in net asset value per
     share                            (1.45)           1.08            0.71            0.94             (0.63)
                                   --------        --------        --------        --------          --------
  NET ASSET VALUE, END OF
     PERIOD                        $  25.17        $  26.62        $  25.54        $  24.83          $  23.89
                                   ========        ========        ========        ========          ========
  Total Return                         0.00%           9.63%           7.97%          10.31%             3.55%
RATIOS/SUPPLEMENTAL DATA:
  Net assets at end of period
     (in 000's)                    $524,025        $525,734        $545,356        $559,286          $571,669
  Ratio of expenses to average
     net assets                        0.86%           0.85%           0.84%           0.82%             0.83%
  Ratio of net investment
     income to average net
     assets                            3.70%           3.79%           4.72%           5.99%             6.12%
  Ratio of expenses to average
     net assets *                      0.99%           0.85%           0.84%           0.82%             0.83%
  Portfolio turnover rate               242%            226%            290%            191%              182%



*    Ratios excluding waivers.



(a)  The Fund commenced investment operations on July 1, 1999.



(b)  Represents net asset value of predecessor Common Trust Fund.

36

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period.


                                                                   NEW COVENANT
                                                               BALANCED GROWTH FUND
                                 ---------------------------------------------------------------------------------
                                    For the         For the         For the         For the           For the
                                  Year Ended      Year Ended      Year Ended      Year Ended        Year Ended
                                 June 30, 2004   June 30, 2003   June 30, 2002   June 30, 2001   June 30, 2000(a)
                                 ---------------------------------------------------------------------------------
  Net Asset Value, Beginning of
     Period                        $  67.88        $  67.25        $  81.92        $  91.84          $  90.96 (b)
INVESTMENT ACTIVITIES:
  Net investment income                1.34            1.27            1.52            2.33              3.18
  Net realized and unrealized
     gains/(losses) from
     investments                       6.73            0.71           (7.44)          (5.07)             1.48
                                   --------        --------        --------        --------          --------
  Total from Investment
     Activities                        8.07            1.98            5.92            2.74              4.66
                                   --------        --------        --------        --------          --------
DIVIDENDS:
  Net investment income               (1.23)          (1.27)          (1.34)          (5.68)            (3.19)
  Net realized gains                     --           (0.08)          (7.00)          (1.50)            (0.59)
  Tax return of capital               (0.07)             --           (0.41)             --                --
                                   --------        --------        --------        --------          --------
  Total Dividends                     (1.30)          (1.35)          (8.75)          (7.18)            (3.78)
                                   --------        --------        --------        --------          --------
  Change in net asset value per
     share                             6.77            0.63          (14.67)          (9.92)             0.88
                                   --------        --------        --------        --------          --------
  NET ASSET VALUE, END OF
     PERIOD                        $  74.65        $  67.88        $  67.25        $  81.92          $  91.84
                                   ========        ========        ========        ========          ========
  Total Return                        11.95%           3.10%          (7.79)%         (3.01)%            5.13%
RATIOS/SUPPLEMENTAL DATA:
  Net assets at end of period
     (in 000's)                    $302,446        $272,467        $286,314        $314,873          $343,231
  Ratio of expenses to average
     net assets                        0.15%           0.14%           0.11%           0.09%             0.10%
  Ratio of net investment
     income to average net
     assets                            1.52%           1.96%           2.02%           2.61%             3.50%
  Portfolio turnover rate                12%             15%             18%             18%                8%



(a)  The Fund commenced investment operations on July 1, 1999.



(b)  Represents net asset value of predecessor Common Trust Fund.

                                                            FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period.


                                                                   NEW COVENANT
                                                               BALANCED INCOME FUND
                                 ---------------------------------------------------------------------------------
                                    For the         For the         For the         For the           For the
                                  Year Ended      Year Ended      Year Ended      Year Ended        Year Ended
                                 June 30, 2004   June 30, 2003   June 30, 2002   June 30, 2001   June 30, 2000 (a)
                                 ---------------------------------------------------------------------------------
  Net Asset Value, Beginning of
     Period                        $  17.52        $  17.10        $  18.88        $  20.01          $  20.16 (b)
INVESTMENT ACTIVITIES:
  Net investment income                0.53            0.52            0.57            0.78              0.89
  Net realized and unrealized
     gains/(losses) from
     investments                       0.70            0.47           (0.84)          (0.38)            (0.02)
                                   --------        --------        --------        --------          --------
  Total from Investment
     Activities                        1.23            0.99           (0.27)           0.40              0.87
                                   --------        --------        --------        --------          --------
DIVIDENDS:
  Net investment income               (0.48)          (0.52)          (0.54)          (1.22)            (0.89)
  Net realized gains                     --           (0.05)          (0.94)          (0.31)            (0.13)
  Tax return of capital               (0.03)             --           (0.03)             --                --
                                   --------        --------        --------        --------          --------
  Total Dividends                     (0.51)          (0.57)          (1.51)          (1.53)            (1.02)
                                   --------        --------        --------        --------          --------
  Change in net asset value per
     share                             0.72            0.42           (1.78)          (1.13)            (0.15)
                                   --------        --------        --------        --------          --------
  NET ASSET VALUE, END OF
     PERIOD                        $  18.24        $  17.52        $  17.10        $  18.88          $  20.01
                                   ========        ========        ========        ========          ========
  Total Return                         7.07%           6.00%          (1.55)%          2.08%             4.40%
RATIOS/SUPPLEMENTAL DATA:
  Net assets at end of period
     (in 000's)                    $124,915        $122,576        $114,013        $116,519          $124,809
  Ratio of expenses to average
     net assets                        0.18%           0.16%           0.14%           0.12%             0.14%
  Ratio of net investment
     income to average net
     assets                            2.34%           3.08%           3.13%           3.88%             4.46%
  Portfolio turnover rate                12%             18%             11%             20%               12%



(a)  The Fund commenced investment operations on July 1, 1999.



(b)  Represents net asset value of predecessor Common Trust Fund.

                      (This Page Intentionally Left Blank)

                                     AN IMPORTANT NOTICE CONCERNING YOUR PRIVACY






At the New Covenant Funds (the "Funds"), we are committed to handling personal information responsibly. We recognize and respect the privacy expectations of those who purchase shares of the Funds and believe the confidentiality and security of personal financial information communicated to us is one of our fundamental responsibilities.



Our privacy policy applies only to Fund investors who have a direct customer relationship with us. If you own Fund shares through a relationship with a third-party broker, bank, investment advisor, or other financial service provider, that third party's privacy policies may apply to you and our privacy policies may not.



Our privacy policy will continue to cover information we may collect about you at the time you apply to purchase shares of the Funds, during the time you hold shares and after your account is closed. Please note that we may amend this Notice at any time and will inform you of any changes to this Notice as required by law.



WE RESPECT YOUR PRIVACY
We appreciate that you may have provided us with personal financial information. We strive to maintain the privacy of such information. This Notice describes what non-public personal information we collect about you, why we collect it, and when we may share it with others, including entities affiliated with us, such as the Presbyterian Foundation and the New Covenant Trust Company, N.A. (collectively "our affiliated companies"), as well as with those not affiliated with us. We hope this Notice will enable you to understand how we collect and share non-public personal information that we gather about you. Throughout this Notice, we refer to the non-public information that personally identifies you or your accounts as "personal information."



1. WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?
To serve you better and manage your account, it often is important that we collect and maintain accurate information about you. We may obtain this information from forms you submit to us, from your dealings with us, from our Web sites, and from other sources.



For example:



    - Account applications and other forms submitted by shareholders of the Funds;


    - Correspondence, written or electronic, or telephone contacts with shareholders of, or consumers inquiring about, the Funds;


    - Transaction history of shareholder accounts with the Funds; or


    - Other sources in connection with making available Fund shares or other services.



2. WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?


To serve you better and manage your account, we may disclose personal information we collect about you to our affiliated companies and to non-affiliated third parties as set forth below.



A. INFORMATION WE DISCLOSE TO OUR AFFILIATED COMPANIES



In order to manage your account(s) effectively, including servicing and processing your transactions, to let you know about products and services offered by us and our affiliated companies, and as otherwise required or permitted by law, we may disclose personal information to our affiliated companies. Offers for products and services from our affiliated companies are developed under conditions designed to safeguard your personal information.



B. INFORMATION WE DISCLOSE TO THIRD PARTIES



We do not disclose personal information that we collect about you to non-affiliated third parties, except to enable them to provide services on our behalf, to perform certain joint marketing and servicing agreements with other financial institutions, or as otherwise required or permitted by law. For example, some instances where we may disclose information about you to non-affiliated third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal

                      THIS IS NOT A PART OF THE PROSPECTUS

AN IMPORTANT NOTICE CONCERNING YOUR PRIVACY



information with these companies, they generally are required to limit their use of personal information to the particular purpose for which it was shared and they generally are not allowed to share personal information with others except to fulfill that limited purpose.



3. HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?
We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.



4. HOW CAN YOU LIMIT THE SHARING OF CERTAIN TYPES OF PERSONAL INFORMATION WITH OUR AFFILIATED COMPANIES?
We respect your privacy and offer you choices as to whether we share with our affiliated companies personal information that we collected to determine your eligibility for products and services you request ("eligibility information"). Please note that, even if you direct us not to share eligibility information with our affiliated companies ("eligibility opt out"), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt out under applicable law, such as to process transactions or to service your account. We may also share certain other types of personal information with our affiliated companies such as your name, address, telephone number, e-mail address and account number(s), and information about your transactions and experiences with us. If you wish to opt out, you may do so by:



    - Calling us toll-free at 800-858-6127


    - Writing to us at the following address:
     200 EAST TWELFTH STREET
     JEFFERSONVILLE, IN 47130
Additionally, independent of your right to direct us not to share your eligibility information with our affiliated companies, you may limit our affiliates from marketing ("marketing opt out") their products or services to you based on eligibility information that we share with them. This limitation does not apply in certain circumstances, such as if you currently do business with one of our affiliates or if you ask to receive information or offers from them. If you wish to limit such marketing offers, you may do so by:



    - Calling us toll-free at 800-858-6127


    - Writing to us at the following address:
     200 EAST TWELFTH STREET
     JEFFERSONVILLE, IN 47130
If you choose to write to us for either eligibility opt out or marketing opt out, your written request should include your name, address, telephone number and account number(s) to which the opt out applies and should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. If you have previously notified us about your privacy preferences, it is not necessary to do so again unless you decide to change your preferences. Your opt-out preference will remain in effect with respect to this policy (as it may be amended) until you notify us otherwise in writing. If you have a joint account, your direction for us not to share this information with our affiliated companies will be applied to all account holders on that account.



5. IMPORTANT INFORMATION FOR RESIDENTS OF VERMONT AND CALIFORNIA
If you are a resident of Vermont, you are automatically considered to have opted out of sharing with our affiliated companies. Additionally, if you are a resident of Vermont, we will only share your personal information pursuant to a joint marketing agreement as allowed by applicable law. If you are a California resident, you have additional rights to limit how we use your personal information. Please refer to the document entitled "Important Privacy Choices for Consumers."



                      THIS IS NOT A PART OF THE PROSPECTUS

                    IMPORTANT PRIVACY CHOICES FOR CONSUMERS

      YOU HAVE THE RIGHT TO CONTROL WHETHER WE SHARE SOME OF YOUR PERSONAL
                                  INFORMATION.
  PLEASE READ THE FOLLOWING INFORMATION CAREFULLY BEFORE YOU MAKE YOUR CHOICES
                                     BELOW.

YOUR RIGHTS

You have the following rights to restrict the sharing of personal and financial information with our affiliates (companies we own or control) and outside companies that we do business with. Nothing in this form prohibits the sharing of information necessary for us to follow the law, as permitted by law, or to give you the best service on your accounts with us. This includes sending you information about some other products or services.

YOUR CHOICES

RESTRICT INFORMATION SHARING WITH COMPANIES WE OWN OR CONTROL
(AFFILIATES): Unless you say "No," we may share personal and financial information about you with our affiliated companies.

( ) NO, please do not share personal and financial information with your affiliated companies.

RESTRICT INFORMATION SHARING WITH OTHER COMPANIES WE DO BUSINESS WITH TO PROVIDE FINANCIAL PRODUCTS AND SERVICES: Unless you say "No," we may share personal and financial information about you with outside companies we contract with to provide financial products and services to you.

( ) NO, please do not share personal and financial information with outside companies you contract with to provide financial products and services.

--------------------------------------------------------------------------------

TIME SENSITIVE REPLY

You may make your privacy choice(s) at any time. Your choice(s) marked here will remain unless you state otherwise. However, if we do not hear from you we may share some of your information with affiliated companies and other companies with whom we have contracts to provide products and services.

Name:


Account or Policy Number(s):


Signature:


To exercise your choices do one of the following:



 (1) Fill out, sign and send back this form to us (you may want to make a copy for your records);



(2) Call this toll-free number (800) 858-6127;



(3) Reply electronically by contacting us through the following Internet option: www.NewCovenantFunds.com.


IMPORTANT NOTICE FOR CALIFORNIA RESIDENTS: THE NOTICE ABOVE IS PROVIDED TO YOU AS REQUIRED BY A NEW CALIFORNIA LAW THAT AFFORDS YOU CERTAIN RIGHTS REGARDING USE OF YOUR PERSONAL INFORMATION THAT, IN SOME CASES, ARE DIFFERENT FROM THOSE DESCRIBED IN OUR PRIVACY NOTICE. PLEASE READ IT CAREFULLY. THIS LAW IS NOW BEING CHALLENGED IN COURT. IN THE EVENT THAT THE COURT STRIKES DOWN THE LAW, IN WHOLE OR IN PART, AND THIS IMPACTS ANY SECTION OF THE NOTICE, THE CHOICES MADE UNDER THAT SECTION WOULD BE CONSIDERED NULL AND VOID. IF THIS HAPPENS, WE WILL NOTIFY YOU, BY THE SAME MEANS THIS NOTICE WAS SENT, OF THE COURT'S DECISION.


                      THIS IS NOT A PART OF THE PROSPECTUS

                           [NEW COVENANT FUNDS LOGO]

ADDITIONAL INFORMATION

ANNUAL/SEMI-ANNUAL REPORT TO SHAREHOLDERS:


These reports include financial statements and information about the portfolio of investments for each Fund. The Trust's Annual Report includes a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year.


STATEMENT OF ADDITIONAL INFORMATION (SAI):

The SAI contains more detailed information on all aspects of the Funds. It has been filed with the Securities and Exchange Commission and is legally considered to be a part of this prospectus.


To request a free copy of the current Annual or Semi-Annual Report, SAI, or to request other information about the Funds, you can visit our web site (www.NewCovenantFunds.com) or write or call:


Presbyterian Foundation
200 East Twelfth Street
Jeffersonville, IN 47130
800-858-6127

Text-only versions of Fund documents can be viewed online or downloaded from the SEC's EDGAR database at http://www.sec.gov.

You may review and copy the SAI and other information about the Funds by visiting SEC's Public Reference Room in Washington, D.C. You can obtain information about the Public Reference Room by calling the SEC at (202) 942-8090. Copies of this information also may be obtained, upon payment of a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

SEC file #811-09025


                                                                    FDN 12-04-12

                       STATEMENT OF ADDITIONAL INFORMATION

                                November 1, 2004

                               NEW COVENANT FUNDS
                            New Covenant Growth Fund
                            New Covenant Income Fund
                        New Covenant Balanced Growth Fund
                        New Covenant Balanced Income Fund

                        200 East Twelfth Street, Suite C
                          Jeffersonville, Indiana 47130
                                  800-858-6127


This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the Funds' Prospectus dated November 1, 2004, and is incorporated by reference in its entirety into the Prospectus. You may obtain a Prospectus or a copy of this SAI without charge by calling 800-858-6127.



Also incorporated by reference herein are the financial statements of the Funds contained in the Trust's Annual Report to Shareholders for the fiscal year ended June 30, 2004, including the Auditor's Report. Copies of the Trust's Annual and Semi-Annual Reports are available free of charge by calling 800-858-6127.

                                TABLE OF CONTENTS



                                                                                        PAGE
                                                                                        ----
         History of the Funds ..................................................          1

         Description of Investments and Risks ..................................          1

         Investment Restrictions ...............................................         17

         Portfolio Turnover ....................................................         18

         Management of the Funds ...............................................         18

         Investment Advisory and Other Services ................................         23

         Brokerage .............................................................         29

         General Information ...................................................         29

         Taxation of the Funds .................................................         31

         Calculation of Performance Data .......................................         35

         Financial Statements ..................................................         39

         Appendix A - Description of Securities Ratings.........................        A-1

                              HISTORY OF THE FUNDS


New Covenant Funds (the "Trust") is a Delaware statutory trust organized pursuant to a Trust Instrument dated September 30, 1998. The Trust was organized to offer separate series of shares and currently offers four separate series:
New Covenant Growth Fund ("Growth Fund"), New Covenant Income Fund ("Income Fund"), New Covenant Balanced Growth Fund ("Balanced Growth Fund") and New Covenant Balanced Income Fund ("Balanced Income Fund") (each, a "Fund" and collectively, the "Funds"). Currently, there is one class of shares issued by each Fund. The Board of Trustees may issue additional classes of shares or series at any time without prior approval of the shareholders. The Balanced Growth Fund and Balanced Income Fund may also be referred to as the "Balanced Funds."



The Trust is classified as an open-end, management investment company. The Funds are diversified, which means that, with respect to 75% of its total assets, a Fund will not invest more than 5% of its assets in the securities of any single issuer. The Balanced Funds are diversified by virtue of the fact that the underlying funds in which they invest (Growth Fund and Income Fund) are diversified.


                      DESCRIPTION OF INVESTMENTS AND RISKS


In addition to its objective and strategies, each of the Funds has the common objective of making investments consistent with social-witness principles adopted by the General Assembly of the Presbyterian Church (U.S.A). These principles include, among others, certain limitations on investments in military contractors, distillers of alcoholic beverages, tobacco companies, gambling companies, manufacturers of gambling equipment and manufacturers of firearms. The Funds may choose to sell otherwise profitable investments in companies which have been identified as being in conflict with the established social-witness principles of the Presbyterian Church (U.S.A.). Beyond these principles, each Fund pursues a different investment objectives and strategies.


                            NEW COVENANT GROWTH FUND

INVESTMENT OBJECTIVE

The Growth Fund's investment objective is long-term capital appreciation. Dividend income, if any, will be incidental.

PRINCIPAL STRATEGIES

Under normal market conditions, at least 80% of the Fund's assets will be invested in a diversified portfolio of common stocks of companies that the Fund's portfolio managers believe have long-term growth potential.

                            NEW COVENANT INCOME FUND

INVESTMENT OBJECTIVE

The Income's Fund investment objective is a high level of current income with preservation of capital.

PRINCIPAL STRATEGIES

Under normal market conditions, at least 80% of the Fund's assets will be invested in a diversified portfolio of bonds and other debt obligations of varying maturities.

                        NEW COVENANT BALANCED GROWTH FUND

INVESTMENT OBJECTIVE

The Balanced Growth Fund's investment objective is to produce capital appreciation with less risk than would be present in a portfolio of only common stocks.

PRINCIPAL STRATEGIES

To pursue its objective, the Fund invests primarily in shares of the Growth Fund and the Income Fund, with a majority of its assets generally invested in shares of the Growth Fund.

                        NEW COVENANT BALANCED INCOME FUND

INVESTMENT OBJECTIVE

The Balanced Income Fund's investment objective is to produce current income and long-term growth of capital.

PRINCIPAL STRATEGIES

To pursue its objective, the Fund invests primarily in shares of the Growth Fund and the Income Fund, with a majority of its assets generally invested in shares of the Income Fund.

You should understand that all investments involve risk and there can be no guarantee against loss resulting from an investment in the Funds. Unless otherwise indicated, all percentage limitations governing the investments of the Funds apply only at the time of the transaction.

The following information should be read in conjunction with sections of the Funds' Prospectus. The investment practices described below, which apply to the Growth Fund and the Income Fund, are not fundamental and may be changed by the Board of Trustees without approval of the shareholders.


The NCF Investment Department of New Covenant Trust Company, N.A. (the "Advisor") acts as a manager of managers for the Funds and selects and retains various sub-advisors. The sub-advisors employ portfolio managers to make the day-to-day investment decisions regarding portfolio holdings of the Funds.


FORWARD COMMITMENTS, WHEN-ISSUED SECURITIES AND DELAYED DELIVERY TRANSACTIONS


The Growth Fund and the Income Fund may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Debt securities are often issued on this basis. No income will accrue on securities purchased on a when-issued or delayed-delivery basis until the securities are delivered. The Funds will establish or will instruct their custodian to establish a segregated account in which it will maintain cash and U.S. Government securities or other liquid portfolio securities at least equal in value to commitments for when-issued securities. Securities purchased or sold on a when-issued, delayed-delivery or forward-commitment basis involve a risk of loss if the value of the security to be purchased declines prior to settlement date. Although the Funds would generally purchase securities on a when-issued, delayed-delivery or a forward-commitment basis with the intention of acquiring the securities, the Funds may dispose of such securities prior to settlement if the portfolio manager deems it appropriate to do so.


The Funds may dispose of or renegotiate a when-issued or forward commitment. The Funds will normally realize a capital gain or loss in connection with these transactions. For purposes of determining the Income Fund's average dollar-weighted maturity, the maturity of when-issued or forward-commitment securities will be calculated from the commitment date.


When the Funds purchase securities on a when-issued, delayed-delivery or forward-commitment basis, the Funds will maintain or will instruct their custodian to maintain in a segregated account cash, U.S. Government securities or other liquid portfolio securities having a value (determined daily) at least equal to the amount of the Funds' purchase commitments. In the case of a forward-commitment to sell portfolio securities, the custodian will hold the portfolio securities in a segregated account while the commitment is outstanding. These procedures are designed to ensure that the Funds will maintain sufficient assets at all times to cover their obligations under when-issued purchases, forward-commitments and delayed-delivery transactions.

HIGH YIELD/HIGH RISK SECURITIES


The Income Fund may invest a limited amount of assets in debt securities that are rated below investment grade (hereinafter referred to as "lower-rated securities") or that are unrated but deemed equivalent to those rated below investment grade by the portfolio managers. The lower the ratings of such debt securities, the greater their risks. These debt instruments generally offer a higher current yield than that available from higher-grade issues, and typically involve greater risk. The yields on high-yield/high-risk bonds will fluctuate over time. In general, prices of all bonds rise when interest rates fall and fall when interest rates rise. While less sensitive to changing interest rates than investment-grade debt, lower-rated securities are especially subject to adverse changes in general economic conditions and to changes in the financial condition of their issuers. During periods of economic downturn or rising interest rates, issuers of these instruments may experience financial stress that could adversely affect their ability to make payments of principal and interest, and increase the possibility of default.


Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of these securities, especially in a market characterized by only a small amount of trading and with relatively few participants. These factors can also limit a Fund's ability to obtain accurate market quotations for these securities, making it more difficult to determine the Fund's net asset value.

In cases where market quotations are not available, lower-rated securities are valued using guidelines established by the Board of Trustees. Perceived credit quality in this market can change suddenly and unexpectedly, and may not fully reflect the actual risk posed by a particular lower-rated or unrated security.

VARIABLE AND FLOATING RATE INSTRUMENTS

With respect to variable and floating-rate instruments that may be acquired by the Income Fund, the portfolio managers will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if the instruments are subject to demand features, will monitor their financial status to meet payment on demand. Where necessary to ensure that a variable or floating-rate instrument meets the Fund's quality requirements, the issuer's obligation to pay the principal of the instrument will be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend.

FUTURES CONTRACTS

The Funds may each enter into financial futures contracts. Such contracts may either be based on indexes of particular groups or varieties of securities ("Index Futures Contracts"), or be for the purchase or sale of debt obligations ("Debt Futures Contracts"). Such futures contracts are traded on exchanges licensed and regulated by the Commodity Futures Trading Commission. The Funds enter into futures contracts to gain a degree of protection against anticipated changes in interest rates that would otherwise have an adverse effect upon the economic interests of the Funds. However, the costs of and possible losses from futures transactions will reduce a Fund's yield from interest on its holdings of debt securities. Income from futures transactions constitutes taxable gain.


For the Funds, the custodian places cash, U.S. government securities or other liquid portfolio securities into a segregated account in an amount equal to the value of the total assets committed to the consummation of futures positions. If the value of the securities placed in the segregated account declines, additional cash or securities are required to be placed in the account on a daily basis so that the value of the account equals the amount of the Funds' commitments with respect to such contracts. Alternatively, the Funds may cover such positions by purchasing offsetting positions, or covering such positions partly with cash, U.S. government securities or other liquid portfolio securities, and partly with offsetting positions.


A Debt Futures Contract is a binding contractual commitment that, if held to maturity, requires the Fund to make or accept delivery, during a particular month, of obligations having a standardized face value and rate of return. By purchasing a Debt Futures Contract, the Fund legally obligates itself to accept delivery of the underlying security and to pay the agreed price; by selling a Debt Futures Contract it legally obligates itself to make delivery of the security against payment of the agreed price. However, positions taken in the futures markets are normally not held to maturity. Instead they are liquidated through offsetting transactions which may result in a profit or loss. While Debt Futures Contract positions taken by the Fund are usually liquidated in this manner, the Fund may instead make or take delivery of the underlying securities whenever it appears economically advantageous.

A clearing corporation, associated with the exchange on which futures contracts are traded, assumes responsibility for close-outs of such contracts and guarantees that the sale or purchase, if still open, is performed on the settlement date.


By entering into futures contracts, the Funds seek to establish with more certainty than would otherwise be possible the effective rate of return on its portfolio securities. The Funds may, for example, take a "short" position in the futures market by selling a Debt Futures Contract for future delivery of securities held by the Fund in order to hedge against an anticipated rise in interest rates that would adversely affect the value of such securities. Or it might sell an Index Futures Contract based on a group of securities whose price trends show a significant correlation with those of securities held by a Fund. When hedging of this character is successful, any depreciation in the value of portfolio securities is substantially offset by appreciation in the value of the futures position. On other occasions the Fund may take a "long" position by purchasing futures contracts. This is done when a Fund is not fully invested or expects to receive substantial proceeds from the sale of portfolio securities or of Fund shares, and anticipates the future purchase of particular securities but expects the rate of return then available in the securities markets to be less favorable than rates that are currently available in the futures markets. The Funds expect that, in the normal course, securities will be purchased upon termination of a long futures position, but under unusual market conditions, a long futures position may be terminated without a corresponding purchase of securities.


Debt Futures Contracts currently involve only taxable obligations and do not encompass municipal securities. The value of Debt Futures Contracts on taxable securities, as well as Index Futures Contracts, may not vary in direct proportion with the value of the Fund's securities, limiting the ability of the Fund to hedge effectively against interest-rate risk.


The investment restriction concerning futures contracts does not specify the types of index-based futures contracts into which the Fund may enter because it is impossible to foresee what particular indexes may be developed and traded or may prove useful to the Fund in implementing its overall risk-management strategies. For example, price trends for a particular index-based futures contract may show a significant correlation with price trends in the securities held by the Fund, even though the securities comprising the index are not necessarily identical to those held by the Fund. In any event, the Fund would not enter into a particular index-based futures contract unless the portfolio managers determined that such a correlation existed.


Index Futures Contracts and Debt Futures Contracts currently are traded actively on the Chicago Board of Trade and the International Monetary Market at the Chicago Mercantile Exchange.

SEGREGATED ACCOUNTS


The Funds may be required to segregate assets (such as cash, U.S. Government securities and other liquid portfolio securities) or otherwise provide coverage consistent with applicable regulatory policies. This would be in respect to each Fund's permissible obligations under the call and put options it writes, the forward foreign currency exchange contracts it enters into and the futures contracts it enters into.


OPTIONS ON FUTURES CONTRACTS

To attempt to gain additional protection against the effects of interest-rate fluctuations, the Funds may purchase and write (sell) put and call options on futures contracts that are traded on a U.S. exchange or board of trade and enter into related closing transactions. There can be no assurance that such closing transactions will be available at all times. In return for the premium paid, such an option gives the purchaser the right to assume a position in a futures contract at any time during the option period for a specified exercise price.

The Fund may purchase put options on futures contracts in lieu of, and for the same purpose as, sale of a futures contract. It also may purchase such put options in order to hedge a long position in the underlying futures contract.

The purchase of call options on futures contracts is intended to serve the same purpose as actual purchase of the futures contracts. The Fund may purchase call options on futures contracts in anticipation of a market advance when it is not fully invested.

The Fund may write (sell) a call option and a futures contract in order to hedge against a decline in the price of the index or debt securities underlying the futures contract. If the price of the futures contract at expiration is below the exercise price, the Fund would retain the option premium, which would offset, in part, any decline in the value of its portfolio securities.

The writing (selling) of put options on futures contracts is similar to purchase of the futures contracts, except that, if market price declines, the Fund would pay more than the current market price for the underlying securities or index units. The net cost to the Fund would be reduced, however, by the premium received on sale of the puts, less any transaction costs.

COVERED CALL OPTIONS

The Funds may write (sell) covered call options on their portfolio securities in an attempt to enhance investment performance. No more than 20% of a Fund's net assets may be subject to covered options.

When the Fund writes (sells) a covered call option, it gives the purchaser of the option the right to buy the underlying security at the price specified in the option (the "exercise price") at any time during the option period, generally ranging up to nine months. If the option expires unexercised, the Fund will realize gain to the extent of the amount received for the option (the "premium") less any commission paid. If the option is exercised, a decision over which the Fund has no control, the Fund must sell the underlying security to the option holder at the exercise price. By writing a covered option, the Fund forgoes, in exchange for the premium less the commission ("net premium"), the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price.

When the Fund sells an option, an amount equal to the net premium received by the Fund is included in the liability section of the Fund's Statement of Assets and Liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked-to-market to reflect the current market value of the option written. The current market value of a traded option is the last sale price or, in the absence of a sale, the mean between the closing bid and asked price. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction (i.e., the Fund terminates its obligation as the writer of the option by purchasing a call option on the same security with the same exercise price and expiration date as the option previously written), the Fund will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option was sold) and the deferred credit related to such option will be eliminated. If an option is exercised, the Fund will realize a long-term or short-term gain or loss from the sale of the underlying security, and proceeds of the sale will be increased by the net premium originally received. The writing of covered options may be deemed to involve pledge of the securities against which the option is being written. Securities against which options are written will be segregated on the books of the Fund's custodian.

RISKS OF FUTURES AND OPTIONS INVESTMENTS

A Fund will incur brokerage fees in connection with its futures and options transactions, and it will be required to segregate funds for the benefit of brokers as margin to guarantee performance of its futures and options contracts. In addition, while such contracts will be entered into to reduce certain risks, trading in these contracts entails certain other risks. Thus, while a Fund may benefit from the use of futures contracts and related options, unanticipated changes in interest rates may result in a poorer overall performance for that Fund than if it had not entered into any such contracts. Additionally, the skills required to invest successfully in futures and options may differ from skills required for managing other assets in a Fund's portfolio.


The Funds may engage in over-the-counter options transactions with broker-dealers who make markets in these options. The portfolio managers will consider risk factors such as their creditworthiness when determining a broker-dealer with which to engage in options transactions. The ability to terminate over-the-counter option positions is more limited than with exchange-traded option positions because the predominant market is the issuing broker rather than an exchange, and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Certain over-the-counter options may be deemed to be illiquid securities and may not be readily marketable. The portfolio managers will monitor the creditworthiness of dealers with which the Funds enter into such options transactions under the general supervision of the Trust's Board of Trustees.

PURCHASING CALL OPTIONS


The Funds may purchase call options to the extent that call option coverage by the Fund does not constitute more than 20% of the Fund's total assets. When a Fund purchases a call option, in return for a premium paid by the Fund to the writer of the option, the Fund obtains the right to buy the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium upon writing the option, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price. The advantage of purchasing call options is that the Funds may alter portfolio characteristics and modify portfolio maturities without incurring the cost associated with those transactions. The Funds may, following purchase of a call option, liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. The Funds will realize a profit from a closing sale transaction if the price received on the transaction is more than the premium paid (less any commissions) to purchase the original call option; the Funds will realize a loss from a closing sale transaction if the price received on the transaction is less than the premium paid (less any commissions) to purchase the original call option.


Although the Funds will generally purchase only those call options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange may exist. In such event, it may not be possible to effect closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of such options and upon the subsequent disposition of the underlying securities acquired through exercise of such options. Further, unless the price of the underlying security changes sufficiently, a call option purchased by the Funds may expire without any value to the Funds, in which event the Funds would realize a capital loss that would be characterized as short-term unless the option was held for more than one year.

PURCHASING PUT OPTIONS


No more than 20% of a Fund's total assets may be subject to put options. Each Fund will, at all times during which it holds a put option, own the security covered by such option. The purchase of the put on substantially identical securities held will constitute a short sale for tax purposes, the effect of which is to create short-term capital gain on the sale of the security and to suspend running of its holding period (and treat it as commencing on the date of the closing of the short sale) or that of a security acquired to cover the same if, at the time the put was acquired, the security had not been held for more than one year.



A put option purchased by a Fund gives it the right to sell one of its securities for an agreed-upon price up to an agreed date. The Funds may purchase put options in order to protect against a decline in the market value of the underlying security below the exercise price less the premium paid for the option ("protective puts"). The ability to purchase put options will allow the Funds to protect unrealized gains in an appreciated security in their portfolios without actually selling the security. If the security does not drop in value, the Funds will lose the value of the premium paid. A Fund may sell a put option which it has previously purchased prior to sale of the securities underlying such option. Such sale will result in a net gain or loss depending upon whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option which is sold.


The Funds may sell a put option purchased on individual portfolio securities. Additionally, the Funds may enter into closing sale transactions. A closing sale transaction is one in which a Fund, when it is the holder of an outstanding option, liquidates its position by selling an option of the same series as the option previously purchased.

WRITING PUT OPTIONS

The Funds may also write put options on a secured basis, which means that a Fund will maintain, in a segregated account with its custodian, cash or U.S. Government securities in an amount not less than the exercise price of the option at all times during the option period. The amount of cash or U.S. Government securities held in the segregated account will be adjusted on a daily basis to reflect changes in the market value of the securities covered by the put options written by the Funds. Secured put options will generally be written in circumstances where the portfolio managers wish to purchase the underlying security for a Fund's portfolio at a price lower than the current market price of the security. In such event, the Fund would write a secured put option at an exercise price which, reduced by the premium received on the option, reflects the lower price it is willing to pay. With regard to the writing of put options, the Funds will limit the aggregate value of the obligations underlying such put options to 20% of their total net assets.

Following the writing of a put option, the Funds may wish to terminate the obligation to buy the security underlying the option by effecting a closing purchase transaction. This is accomplished by buying an option of the same series as the option previously written. A Fund may not, however, effect such a closing transaction after it has been notified of the exercise of the option.

LIMITATIONS ON FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

A Fund will not engage in transactions in futures contracts or related options for speculation but only as a hedge against changes resulting from market conditions in the values of debt securities held in its portfolio or which it intends to purchase and where the transactions are appropriate to the reduction of the Fund's risks. The Trustees have adopted policies (which are not fundamental and may be modified by the Trustees without a shareholder vote) that, immediately after the purchase for a Fund of a futures contract or a related option, the value of the aggregate initial margin deposits with respect to all futures contracts (both for receipt and delivery), and premiums paid on related options entered into on behalf of the Fund, will not exceed 5% of the fair market value of the Fund's total assets. Additionally, the value of the aggregate premiums paid for all put and call options held by a Fund will not exceed 20% of its net assets. Futures contracts and put options written (sold) by a Fund will be offset by assets of the Fund held in a segregated account in an amount sufficient to satisfy obligations under such contracts and options.

FOREIGN SECURITIES

The Funds may invest up to 40% of their total assets in foreign securities. The Funds may invest without limit in U.S. dollar denominated foreign securities. The Income Fund may invest up to 40% of its assets in foreign bonds denominated in foreign currencies. No more than 20% of a Fund's total assets will be represented by a given foreign currency.


Investors should recognize that investing in foreign securities involves certain special considerations, including those set forth below, which are not typically associated with investing in U.S. securities and that may favorably or unfavorably affect the Funds' performance. As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies, there may be less publicly available information about a foreign company than about a domestic company. Many foreign securities markets, while growing in volume of trading activity, have substantially less volume than the U.S. market, and securities of some foreign issuers are less liquid and more volatile than securities of domestic issuers. Similarly, volume and liquidity in most foreign bond markets is less than in the U.S. and, at times, volatility of price can be greater than in the U.S. Fixed commissions on some foreign securities exchanges and bid-to-asked spreads in foreign bond markets are generally higher than commissions and bid-to-asked spreads in U.S. markets, although the Funds will endeavor to achieve the most favorable net results on their portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers and listed companies than in the U.S. It may be more difficult for the Funds' agents to keep currently informed about corporate actions that may affect the prices of portfolio securities. Communications between the U.S. and foreign countries may be less reliable than within the U.S., thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Payment for securities without delivery may be required in certain foreign markets. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect U.S. investments in those countries. Investments in foreign securities may also entail certain risks such as possible currency blockages or transfer restrictions, and the difficulty of enforcing rights in other countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Further, to the extent investments in foreign securities involve currencies of foreign countries, the Funds may be affected favorably or unfavorably by changes in currency rates and in exchange-control regulations, and may incur costs in connection with conversion between currencies.


Investments in companies domiciled in developing countries may be subject to potentially greater risks than investments in developed countries. The possibility of revolution and the dependence on foreign economic assistance may be greater in these countries than in developed countries. Each Fund seeks to mitigate the risks associated with these considerations through diversification and active professional management.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

A Fund may enter into forward foreign currency exchange contracts in connection with its investments in foreign securities. A forward foreign currency exchange contract ("forward contract") involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

The maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month, and forward contracts may be in any amount agreed upon by the parties rather than predetermined amounts. Also, forward contracts are traded directly between banks or currency dealers so that no intermediary is required. A forward contract generally requires no margin or other deposit. Closing transactions with respect to forward contracts are effected with the currency trader who is a party to the original forward contract.

The Funds may enter into foreign currency futures contracts in several circumstances. First, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Fund anticipates the receipt in a foreign currency of interest and dividend payments on a security it holds, the Fund may desire to "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of such interest and dividend payments, as the case may be. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying transaction, the Fund will attempt to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend payment is declared, and the date on which such payments are made or received.

The Funds' activities involving forward contracts may be limited by the requirements of Subchapter M of the Internal Revenue Code for qualification as a regulated investment company.

REPURCHASE AGREEMENTS


The Funds may enter into repurchase agreements with any member bank of the Federal Reserve System and any broker-dealer that is recognized as a reporting government securities dealer, whose creditworthiness has been determined by the Advisor or Sub-Advisor. A repurchase agreement, which provides a means for the Funds to earn income on monies for periods as short as overnight, is an arrangement under which the purchaser (i.e., the Fund) acquires a security ("Obligation") and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. The repurchase price may be higher than the purchase price, the difference being income to the Funds, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Funds at the time of repurchase. In either case, the income to the Funds is unrelated to the interest rate on the Obligation itself. For purposes of the Investment Company Act of 1940, as amended (the "1940 Act"), a repurchase agreement is deemed to be a loan to the seller of the Obligation and is therefore covered by the Funds' investment restrictions applicable to loans. Each repurchase agreement entered into by the Funds requires that if the market value of the Obligation becomes less than the repurchase price (including interest), the Funds will direct the seller of the Obligation, on a daily basis, to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. In the event the Funds are unsuccessful in seeking to enforce the contractual obligation to deliver additional securities, and the seller defaults on its obligation to repurchase, the Funds bear the risk of any drop in market value of the Obligation(s). In the event that bankruptcy or insolvency proceedings were commenced with respect to a bank or broker-dealer before its repurchase of the Obligation, the Funds might encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. In the case of repurchase agreements, it is not clear whether a court would consider a repurchase agreement as being owned by the particular Funds or as being collateral for a loan by the Funds. If a court were to characterize the transaction as a loan and the Funds had not perfected a security interest in the Obligation, the Funds could be required to return the Obligation to the bank's estate and be treated as an unsecured creditor. As an unsecured creditor, the Funds would be at risk of losing some or all of the principal and income involved in that transaction. The portfolio managers seek to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligations.

Securities subject to a repurchase agreement are held in a segregated account and the amount of such securities is adjusted on a daily basis so as to provide a market value at least equal to the repurchase price. The Funds may not invest more than 15% of their net assets in repurchase agreements maturing in more than seven days.

REVERSE REPURCHASE AGREEMENTS


Each Fund may obtain funds for temporary defensive purposes by entering into reverse repurchase agreements with banks and broker-dealers. Reverse repurchase agreements involve sales by a Fund of portfolio assets concurrently with an agreement by that Fund to repurchase the same assets at a later date at a fixed price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on these securities. During the time a reverse repurchase agreement is outstanding, the Fund will maintain a segregated custodial account consisting of cash, U.S. Government securities or other liquid portfolio securities having a value at least equal to the repurchase price, plus accrued interest, subject to the agreement. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price of the securities the Fund is obligated to repurchase. Reverse repurchase agreements are considered borrowings by the Fund, and as such are subject to the investment limitations discussed in the section entitled "Borrowing."


SECURITIES LENDING

To increase return on portfolio securities, the Growth Fund and the Income Fund may lend their portfolio securities on a short-term basis to banks, broker-dealers and other institutional investors pursuant to agreements requiring that the loans be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Funds will not lend portfolio securities in excess of one-third of the value of their respective total assets, including collateral received from such loans. There may be risks of delay in receiving additional collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. In determining whether to lend securities, the Funds consider all relevant factors and circumstances, including creditworthiness of the borrower.

SECURITIES OF OTHER INVESTMENT COMPANIES


The Balanced Funds invest primarily in shares of the Growth Fund and the Income Fund. The Balanced Funds believe that this diversification offers the opportunity to benefit from a variety of investment approaches and strategies employed by experienced investment professionals. The Growth Fund and the Income Fund have adopted a policy by which they may invest in securities issued by other investment companies within the limitations of the 1940 Act, which permits them to acquire securities of registered open-end investment companies except pursuant to Section 12(d)(1)(F) and Section 12(d)(1)(G) under the 1940 Act. As a shareholder of another investment company, the Balanced Funds would bear along with other shareholders their pro rata portion of the investment company's expenses, including advisory fees.


MORTGAGE-BACKED SECURITIES AND MORTGAGE PASS-THROUGH SECURITIES

The Income Fund may invest in mortgage-backed securities, which are interests in pools of mortgage loans, including mortgage loans made by savings and loan institutions, mortgage banks, commercial banks and others. The Fund also invests in mortgage-backed securities guaranteed primarily by the Government National Mortgage Association ("GNMA"). Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations as further described below. The Fund may also invest in debt securities that are secured with collateral consisting of mortgage-backed securities (see "Collateralized Mortgage Obligations"), and in other types of mortgage-related securities.

A decline in interest rates may lead to a faster rate of repayment of the underlying mortgages, and expose the Fund to a lower rate of return upon reinvestment. To the extent that such mortgage-backed securities are held by the Fund, the prepayment right will tend to limit to some degree the increase in net asset value of the Fund because the value of the mortgage-backed securities held by the Fund may not appreciate as rapidly as the price of non-callable debt securities.

When interest rates rise, mortgage prepayment rates decline, thus lengthening the life of a mortgage-related security and increasing the price volatility of that security, affecting the price volatility of the Fund's shares.

Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts, with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment that consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the GNMA) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

The principal governmental guarantor of mortgage-related securities is the GNMA. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages. These guarantees, however, do not apply to the market value or yield of mortgage-backed securities or to the value of the Fund's shares. Also, GNMA securities often are purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and will be lost if prepayment occurs.


Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include Fannie Mae and Freddie Mac. Fannie Mae is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. Fannie Mae purchases conventional (i.e., not insured or guaranteed by any government agency) mortgages from a list of approved seller/servicers, which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae but are not backed by the full faith and credit of the U.S. Government.



Freddie Mac is a corporate instrumentality of the U.S. Government and was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Freddie Mac stock is owned by twelve Federal Home Loan Banks. Freddie Mac issues Participation Certificates ("PCs"), which represent interests in conventional mortgages from Freddie Mac's national portfolio. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.


Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Fund's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund may buy mortgage-related securities without insurance or guarantees, if through an examination of the loan experience and practices of the originators/servicers and poolers, the portfolio managers determine that they meet the Fund's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS")


The Income Fund may invest in CMOs, which are hybrids between mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, interest and prepaid principal are paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, Freddie Mac, or Fannie Mae, and their income streams.


CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner-than-desired return of principal because of the sequential payments.

In a typical CMO transaction, a corporation issues multiple series, (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bonds currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

OTHER ASSET-BACKED SECURITIES

The Income Fund may also invest in other asset-backed securities. The securitization techniques used to develop mortgage-backed securities are now being applied to a broad range of assets. Through the use of trusts and special-purpose corporations, various types of assets, including automobile loans, computer leases and credit-card receivables, are being securitized in pass-through structures similar to the mortgage pass-through structures described above or in a structure similar to the CMO structure. The Income Fund may invest in these and other types of asset-backed securities that may be developed in the future. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest-rate fluctuations.

Several types of asset-backed securities have already been offered to investors, including Certificates of Automobile Receivables(SM) ("CARS(SM)"). CARS(SM) represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment-sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARS(SM) are passed through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. An investor's return on CARS(SM) may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit-card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection, and
(ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses results from payment of the insurance obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Fund will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information reflecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.


The Fund may also invest in residual interests in asset-backed securities. In the case of asset-backed securities issued in a pass-through structure, the cash flow generated by the underlying assets is applied to make required payments on the securities and to pay related administrative expenses. The residual in an asset-backed security pass-through structure represents the interest in any excess cash flow remaining after making the foregoing payments. The amount of residual cash flow resulting from a particular issue of asset-backed securities will depend on, among other things, characteristics of the underlying assets, coupon rates on the securities, prevailing interest rates, administrative expenses and actual prepayment experience on the underlying assets. Asset-backed security residuals not registered under the Securities Act of 1933 as amended (the "Securities Act"), may be subject to certain restrictions on transferability. In addition, there may be no liquid market for such securities.


The availability of asset-backed securities may be affected by legislative or regulatory developments. It is possible that such developments may require the Fund to dispose of any existing holdings of such securities.

ZERO COUPON SECURITIES

The Income Fund may invest in zero coupon securities, which pay no cash income and are sold at substantial discounts from their value at maturity. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. Zero coupon securities are subject to greater market-value fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest (cash). Zero coupon securities which are convertible into common stock offer the opportunity for capital appreciation as increases (or decreases) in market value of such securities closely follow movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stocks, as they usually are issued with maturities of 15 years or less and are issued with options and/or redemption features, exercisable by the holder of the obligation, entitling the holder to redeem the obligation and receive a defined cash payment.


Zero coupon securities include securities issued directly by the U.S. Treasury, and U.S. Treasury bonds or notes and their unmatured interest coupons and receipts for their underlying principal ("coupons") that have been separated by their holder, typically a custodian bank or investment brokerage firm. A holder will separate the interest coupons from the underlying principal (the "corpus") of the U.S. Treasury security. A number of securities firms and banks have stripped the interest coupons and receipts and then resold them in custodial receipt programs with a number of different names, including "Treasury Income Growth Receipts" (TIGRS(TM)) and Certificate of Accrual on Treasuries (CATS(TM)). The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Counsel to the underwriters of these certificates or other evidences of ownership of the U.S. Treasury securities have stated that, for federal tax and securities purposes, in their opinion purchasers of such certificates, such as the Fund, most likely will be deemed the beneficial holder of the underlying U.S. Government securities. The Fund understands that the staff of the Securities and Exchange Commission (the "SEC") no longer considers such privately stripped obligations to be U.S. Government securities, as defined in the 1940 Act; therefore, the Fund intends to adhere to this staff position and will not treat such privately stripped obligations to be U.S. Government securities for the purpose of determining if the Fund is "diversified" under the 1940 Act.


The U.S. Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the Treasury Department is known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities." Under the STRIPS program, the Fund will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

When U.S. Treasury obligations have been stripped of their unmatured interest coupons by the holder, the principal is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Once stripped or separated, the principal and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the Treasury sells itself.

RESETS

The interest rates paid on the Adjustable Rate Mortgages (ARMs) and CMOs in which the Income Fund may invest generally are readjusted at intervals of one year or less to an increment over some predetermined interest-rate index. There are three main categories of indexes: those based on U.S. Treasury securities; those derived from a calculated measure such as a cost-of-funds index; or a moving average of mortgage rates.

CAPS AND FLOORS

The underlying mortgages which collateralize the ARMS and CMOs in which the Income Fund invests will frequently have caps and floors that limit the maximum amount by which the loan rate to the residential borrower may change up or down
(1) per reset or adjustment interval and (2) over the life of the loan. Some residential mortgage loans restrict periodic adjustments by limiting changes in the borrower's monthly principal and interest payments rather than by limiting interest-rate changes. These payment caps may result in negative amortization.

STRIPPED MORTGAGE-BACKED SECURITIES

The Income Fund may also invest in stripped mortgage-backed securities, which are derivative multi-class mortgage securities. The stripped mortgage-backed securities in which the Fund may invest will only be issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Stripped mortgage-backed securities have greater market volatility than other types of mortgage securities in which the Fund may invest.

Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage-backed security will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on the yield to maturity of any such IOs held by the Fund. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to recoup fully its initial investment in these IO securities even if the securities are rated in the highest rating categories, AAA or Aaa, by S&P or Moody's, respectively.

Stripped mortgage-backed securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The staff of the SEC has indicated that it views such securities as illiquid. The Fund's investment in stripped mortgage securities will be treated as illiquid and will, together with any other illiquid investments, not exceed 15% of the Fund's net assets.

RISKS OF MORTGAGE-BACKED SECURITIES

Mortgage-backed securities differ from conventional bonds in that principal is paid back over the life of the mortgage security rather than at maturity. As a result, the holder of mortgage-backed securities (i.e., the Income Fund) receives monthly scheduled payments of principal and interest, and may receive unscheduled principal payments representing prepayments on the underlying mortgages. When the holder reinvests the payments and any unscheduled prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the existing mortgage securities. For this reason, mortgage-backed securities may be less effective than other types of U.S. Government securities as a means of "locking in" long-term interest rates.

A decline in interest rates may lead to a faster rate of repayment of the underlying mortgages and expose the Fund to a lower rate of return upon reinvestment. To the extent that such mortgage-backed securities are held by the Fund, the prepayment right of mortgagors may decrease or limit the increase in net asset value of the Fund because the value of the mortgage-backed securities held by the Fund may decline more than, or may not appreciate as much as, the price of noncallable debt securities. To the extent market interest rates increase beyond the applicable cap or maximum rate on a mortgage security, the market value of the mortgage-backed security would likely decline to the same extent as a conventional fixed-rate security.


In addition, to the extent mortgage-backed securities are purchased at a premium, mortgage foreclosures and unscheduled principal prepayments may result in some loss of the holder's principal investment to the extent of the premium paid. On the other hand, if mortgage-backed securities are purchased at a discount, both a scheduled payment of principal and an unscheduled prepayment of principal will increase current and total returns and will accelerate the recognition of income that, when distributed to taxable shareholders, will be taxable as ordinary income.


The Fund may also invest in pass-through certificates issued by non-governmental issuers. Pools of conventional residential mortgage loans created by such issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government guarantees of payment. Timely payment of interest and principal of these pools is, however, generally supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurance and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Fund's quality standards. The Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the poolers, the portfolio managers determine that the securities meet the Fund's quality standards.

With respect to pass-through mortgage pools issued by non-governmental issuers, there can be no assurance that the private insurers associated with such securities can meet their obligations under the policies. Although the market for such non-governmental issued or guaranteed mortgage securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. The purchase of such securities is subject to the Fund's limit with respect to investment in illiquid securities.

OTHER MORTGAGE-BACKED SECURITIES


The portfolio managers expect that governmental, government-related or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above. The mortgages underlying these securities may include alternative mortgage instruments, that is, mortgage instruments the principal or interest payments of which may vary or the terms to maturity of which may differ from customary long-term fixed-rate mortgages. As new types of mortgage-related securities are developed and offered to investors, the portfolio managers will, consistent with the Income Fund's investment objective, policies and quality standards, consider making investments in such new types of mortgage-related securities. The Fund will not invest in any new types of mortgage-related securities without prior disclosure to shareholders of the Fund.


RULE 144A SECURITIES


The Funds may purchase securities which are not registered under the Securities Act, but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the Securities Act. In some cases, such securities are classified as "illiquid securities," however, any such security will not be considered illiquid so long as it is determined by the Advisor or Sub-Advisor, under guidelines approved by the Board of Trustees, that an adequate trading market exists for that security. This investment practice could have the effect of increasing the level of illiquidity in Fund during any period that qualified institutional buyers become uninterested in purchasing these restricted securities.

ILLIQUID SECURITIES

The Funds will not invest more than 15% of the value of their net assets in securities that are illiquid because of restrictions on transferability or other reasons. Repurchase agreements with deemed maturities in excess of seven days and securities that are not registered under the Securities Act, but that may be purchased by institutional buyers pursuant to Rule 144A are subject to this 15% limit (unless such securities are variable-amount master-demand notes with maturities of nine months or less or unless the Board determines that a liquid trading market exists).

CONVERTIBLE SECURITIES

Common stock occupies the most junior position in a company's capital structure. Convertible securities entitle the holder to exchange those securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time and to receive interest or dividends until the holder elects to convert. The provisions of any convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible debentures, the holder's claims on assets and earnings are subordinated to the claims of other creditors, but are senior to the claims of preferred and common shareholders. In the case of preferred stock and convertible preferred stock, the holder's claims on assets and earnings are subordinated to the claims of all creditors but are senior to the claims of common shareholders.

SWAPS


To help enhance the value of its portfolio or manage its exposure to different types of investments, the Income Fund may enter into interest-rate, currency and mortgage-swap agreements and may purchase and sell interest-rate "caps," "floors" and "collars". The potential loss from investing in swap agreements is much greater than the amount initially invested. This would protect the Fund from a decline in the value of the underlying security due to rising rates, but would also limit its ability to benefit from falling interest rates. The Fund will enter into interest-rate swaps only on a net basis (i.e., the two payment streams will be netted out, with the Fund receiving or paying as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each interest-rate swap will be accrued on a daily basis and an amount of cash or liquid portfolio securities having an aggregate value at least equal to the accrued excess will be maintained in a segregated account by the Fund's custodian bank. Interest-rate swaps do not involve the delivery of securities or other underlying assets or principal. Thus, if the other party to an interest-rate swap defaults, the Fund's risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive.


In a cap or floor, one party agrees, usually in return for a fee, to make payments under particular circumstances. For example, the purchaser of an interest-rate cap has the right to receive payments to the extent a specified interest-rate exceeds an agreed-upon level; the purchaser of an interest-rate floor has the right to receive payments to the extent a specified interest-rate falls below an agreed-upon level. A collar entitles the purchaser to receive payments to the extent a specified interest rate falls outside an agreed-upon range.

Swap agreements may involve leverage and may be highly volatile; depending on how they are used, they may have a considerable impact on a Fund's performance. Swap agreements involve risks depending upon the other party's creditworthiness and ability to perform, as judged by the portfolio managers, as well as the Fund's ability to terminate its swap agreements or reduce its exposure through offsetting transactions.

REAL ESTATE INVESTMENT TRUSTS (REITS)

Each Fund may invest up to 10% of its net assets in real estate investment trusts ("REITs"). Equity REITs invest directly in real property while mortgage REITs invest in mortgages on real property. REITs may be subject to certain risks associated with the direct ownership of real estate, including declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, and variations in rental income. Generally, increases in interest rates will decrease the value of high-yielding securities and increase the costs of obtaining financing, which could decrease the value of a REIT's investments. In addition, equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of credit extended. Equity and mortgage REITs are dependent upon management skill, and are subject to the risks of financing projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation.

BORROWING

Each Fund has a fundamental policy that it may not borrow money, except that it may (1) borrow money from banks for temporary or emergency purposes and not for leveraging or investments and (2) enter into reverse repurchase agreements for any purpose, so long as the aggregate amount of borrowings and reverse repurchase agreements does not exceed one-third of the Fund's total assets less liabilities (other than borrowings). No Fund will purchase securities while borrowings in excess of 5% of its total assets are outstanding.

OTHER INVESTMENTS

Subject to prior disclosure to shareholders, the Board of Trustees may, in the future, authorize the Income Fund to invest in securities other than those listed here and in the Prospectus, provided that such investment would be consistent with the Fund's investment objective and that it would not violate any fundamental investment policies or restrictions applicable to the Fund.

TEMPORARY DEFENSIVE PURPOSES

For temporary defensive purposes, the Funds may invest without limit in high-quality money-market securities. The Funds may also, for temporary defensive purposes, invest in shares of no-load, open-end money-market mutual funds.

                             INVESTMENT RESTRICTIONS

FUNDAMENTAL INVESTMENT RESTRICTIONS

The following investment restrictions are considered fundamental, which means that they may only be changed by the vote of a majority of a Fund's outstanding shares, which as used herein and in the Prospectus, means the lesser of: (1) 67% of a Fund's outstanding shares present at a meeting, if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (2) more than 50% of a Fund's outstanding shares. The percentage restrictions described below are applicable only at the time of investment and require no action by the Funds as a result of subsequent changes in value of the investments or the size of the Fund.

RESTRICTIONS APPLICABLE TO ALL FUNDS:

The Funds may not:

1. Purchase securities which would cause more than 25% of the value of the Fund's total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal activities in the same industry. For purposes of this limitation, U.S. Government securities are not considered members of any industry.

2. Borrow money or issue senior securities as defined in the 1940 Act except that (a) the Funds may borrow money in an amount not exceeding one-third of the Fund's total assets at the time of such borrowings, and (b) the Fund may issue multiple classes of shares. The purchase or sale of futures contracts and related options shall not be considered to involve the borrowing of money or the issuance of shares of senior securities.

3. With respect to 75% of the Fund's total assets, purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government and its instrumentalities) if, as a result, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer. This restriction shall not apply to shares of the Balanced Funds.

4. Make loans or lend securities, if as a result thereof, more than 50% of the Fund's total assets would be subject to all such loans. For purposes of this limitation debt instruments and repurchase agreements shall not be treated as loans.

5. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Funds from investing in REITS, securities or other instruments backed by real estate, including mortgage loans, or securities of companies that engage in real estate business or invest or deal in real estate or interests therein).

6. Underwrite securities issued by any other person, except to the extent that the purchase of securities and later disposition of such securities in accordance with the Funds' investment program may be deemed an underwriting.

7. Purchase or sell commodities except that the Fund may enter into futures contracts and related options, forward investing contracts and other similar instruments.

The Funds have adopted the following non-fundamental restrictions. These non-fundamental restrictions may be changed by the Board of Trustees, without shareholder approval, in compliance with applicable law and regulatory policy.

1. The Funds shall not invest in companies for purposes of exercising control or management.

2. The Funds shall not purchase securities on margin, except that the Funds may obtain such short-term credits as are necessary for the clearance of transactions and provided that margin payments in connection with futures contracts and options shall not constitute purchasing securities on margin.

3. The Funds shall not sell securities short, unless they own or have the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling short.

4. The Funds shall not purchase any security while borrowings representing more than 5% of the Fund's total assets are outstanding (investment in repurchase agreements will not be considered to be loans for purposes of this restriction).

5. The Funds will invest no more than 15% of the value of their net assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days, time deposits with maturities in excess of seven days and other securities which are not readily marketable.

PORTFOLIO TURNOVER


For the fiscal year ended June 30, 2003 the portfolio turnover rate for the Growth Fund and for the Income Fund was 63% and 226%, respectively. For the fiscal year ended June 30, 2004 the portfolio turnover rate for the Growth Fund and for the Income Fund was 94% and 242%, respectively. High rates of portfolio turnover (100% or more) entail certain costs, including increased taxable income for the Funds' shareholders. Also, the higher the turnover, the greater the overall brokerage commissions, dealer mark-ups and mark-downs, and other transaction costs incurred. The Advisor takes these costs into account, since they affect the Fund's overall investment performance and reduce shareholders' return.


                             MANAGEMENT OF THE FUNDS

THE BOARD OF TRUSTEES & OFFICERS


The operations of each Fund are under the direction of the Board of Trustees. The Board establishes each Fund's policies and oversees and reviews the management of each Fund. The Board meets regularly to review the activities of the officers, who are responsible for the day-to-day operations of the Funds. The Board also reviews the various services provided by the Advisor to ensure that each Fund's general investment policies and programs are being carried out and administrative services are being provided to the Funds in a satisfactory manner.



The Trustees, including those Trustees who are not "interested persons" of the Trust (as defined in the 1940 Act) ("Disinterested Trustees"), and the executive officers of the Trust and their principal occupations during the past five years are set forth below. Unless otherwise stated, the address of each Trustee and officer is c/o the Advisor, 200 East Twelfth Street, Suite C, Jeffersonville, IN 47130.

                                                                                  NUMBER OF
                                         TERM OF                                  PORTFOLIOS
                                        OFFICE AND                                  IN FUND        OTHERPOSITION
                          POSITION(S)    LENGTH          PRINCIPAL                  COMPLEX         TRUSTEESHIPS/
NAME AND                  HELD WITH      OF TIME        OCCUPATION(S)             OVERSEEN BY       DIRECTORSHIPS
  AGE                       TRUST        SERVED*      DURING PAST 5 YEARS           TRUSTEE        HELD BY TRUSTEE
-------------             -----------   ----------    -------------------         -----------      ---------------
INDEPENDENT

Gail C. Duree              Trustee       Since           Investment Consultant,       4                 None
Age: 58                                  inception       Montview Boulevard
                                                         Presbyterian Church
                                                         (1994 to present);
                                                         Women's Foundation
                                                         of Colorado (1995 to
                                                         present); Logan School
                                                         (1996 to present) Trustee,
                                                         Presbyterian Church
                                                         (U.S.A.) Foundation
                                                         (1991 to 1997).

Rev. Donald B.             Trustee       Since           Pastor, Sixth-Grace          4                 None
Register                                 inception       Presbyterian Church,
Age: 67                                                  Chicago, IL (1988 to
                                                         present).

John D. Stuart             Trustee       February        Independent Financial        4                 None
Age: 73                                  2002            Consultant

INTERESTED TRUSTEES**

F. Kenneth Bateman         President &   Since           Attorney, Gerber &           4                 None
Age: 64                    Trustee       inception       Bateman, P.A. (1999 to
                                                         present); Attorney,
                                                         Potter, Mills & Bateman,
                                                         P.A. (1997 to 1999);
                                                         Trustee, Presbyterian
                                                         Church (U.S.A.)
                                                         Foundation (1995 to
                                                         2001).

Cynthia S. Gooch           Trustee       Since           Retired; Trustee,            4                 None
Age: 72                                  inception       Presbyterian Church
                                                         (U.S.A.) Foundation
                                                         (1997 to present)

                                                                                  NUMBER OF
                                         TERM OF                                  PORTFOLIOS
                                        OFFICE AND                                  IN FUND        OTHERPOSITION
                          POSITION(S)    LENGTH          PRINCIPAL                  COMPLEX         TRUSTEESHIPS/
NAME AND                  HELD WITH      OF TIME        OCCUPATION(S)             OVERSEEN BY       DIRECTORSHIPS
DATE OF BIRTH               TRUST        SERVED*      DURING PAST 5 YEARS           TRUSTEE        HELD BY TRUSTEE
-------------             -----------   ----------    -------------------         -----------      ---------------
OFFICERS WHO ARE NOT TRUSTEES

Dennis J. Murphy          Vice President November     Executive Vice President and    N/A               N/A
Age: 62                                   2001        Chief Investment Officer,
                                                      Presbyterian Church (U.S.A.)
                                                      Foundation and New
                                                      Covenant Trust Company
                                                      (2002-present); Senior Vice
                                                      President and Chief Financial
                                                      Officer, Presbyterian Church
                                                      (U.S.A.) Foundation and New
                                                      Covenant Trust Company (1982
                                                      to 2000).

Anita J. Clemons          Vice President August       Vice President and Investment   N/A               N/A
200 E. Twelfth St.                        2003        Officer, New Covenant Trust
Suite C                                               Company (2000 - present).
Jeffersonville, IN 47130
Age: 50

Harry Harper              Chief          August       Chief Compliance Officer, New   N/A               N/A
200 E. Twelfth St.        Compliance      2004        Covenant Trust Company (2002-
Suite C                   Officer                     present); Chief Compliance
Jeffersonville, IN 47130                              Officer Allegheny Financial
Age: 60                                               Group (2000-2002); Chief
                                                      Compliance Officer
                                                      Keystone Financial
                                                      (1997-2000).

Dale Smith                Treasurer      February     Senior Vice President of        N/A               N/A
3435 Stelzer                              2004        Financial Services, BISYS Fund
Rd. Suite 1000                                        Services (1988 - present)
Columb us, OH 43219
Age: 44

Charles J. Daly           Secretary      February     Counsel, BISYS Fund Services    N/A               N/A
3435 Stelzer Rd.                          2004        (November 2003-present);
Suite 1000                                            Associate, Goodwin Proctor LLP
Columbus, OH 43219                                    (2001 -2003)
Age: 33

Alaina V. Metz            Assistant      February     Vice President, Blue Sky        N/A               N/A
3435 Stelzer Rd.,         Secretary       2004        Compliance, BISYS Fund
Suite 1000                                            Services (1995 - present)
Columbus, OH 43219
Age: 36




* Each Trustee shall hold office for life or until his or her successor is elected and qualified or until the Trust terminates; each officer serves until his or her successor shall have been elected and qualified or until his or her earlier resignation.



** The Interested Trustees are those Trustees who are "interested persons" of the Trust (as that term is defined in the 1940 Act). Ms. Gooch is considered to be an Interested Trustee of the Trust due to her affiliation with the Presbyterian Church (U.S.A.) Foundation, and Mr. Bateman is an Interested Trustee because he is an officer of the Trust.

BOARD COMMITTEES

The Board has an Audit Committee and a Nominating and Corporate Governance Committee, each of which is comprised solely of the Independent Trustees, currently Ms. Duree, Mr. Stuart and The Reverend Donald B. Register. The Audit Committee makes recommendations to the Board of Trustees with respect to the engagement of independent auditors and reviews with the independent auditors the plan and results of the audit engagement and matters having a material effect on the Trust's financial operations. The Audit Committee held two meetings during the Fund's last fiscal year. The Nominating and Corporate Governance Committee is responsible for the selection and nomination of candidates to serve as Trustees. The Nominating and Corporate Governance Committee does not have a stated policy for considering nominees recommended by shareholders. The Nominating and Corporate Governance Committee did not meet during the Trust's last fiscal year.


PROXY VOTING POLICY


The Advisor shall consider only those factors that relate to the shareholder's investment including how its vote will economically and socially responsibly impact and affect the value of the client's investment, mindful that, after conducting an appropriate cost-benefit analysis, not voting at all on a presented proposal may be in the best interest of the client.


Proxy votes generally will be cast in favor of proposals that:

1) maintain or strengthen the shared interests of shareholders and management;

2) increase shareholder value;

3) maintain or increase shareholder influence over the issuer's board of directors and management;

4) maintain or increase the rights of shareholders;

5) are consistent with the socially responsible policies of the Presbyterian Church (U.S.A.); and

6) maintain or enhance the integrity and oversight of the corporation and its public reporting.


Proxy votes generally will be cast against proposals having the opposite effect. From time-to-time, the Advisor will abstain or provide a "No" vote in situations where the Advisor determines that the matter is too costly to research thoroughly.



In exercising its voting discretion, the Advisor and its employees shall avoid any direct or indirect conflict of interest raised by such voting decision. The Advisor will notify the Trustees if any substantive aspect or foreseeable result of the subject matter to be voted upon raises an actual or potential conflict of interest to the Advisor or any affiliate of the Advisor.



Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ending June 30, 2004 is available (i) without charge, upon request, by calling 877-835-4531; (ii) on the Funds' web site at http://www.newcovenantfunds.com; and (iii) on the SEC's web site at http://www.sec.gov.


                          SECURITY AND OTHER INTERESTS


No officer or employee of the Advisor receives any compensation from the Funds for serving as an officer or Trustee of the Trust. The Funds do not compensate the officers or Trustees of the Trust for the services they provide to the Funds.

The Funds do reimburse officers and Trustees of the Trust for expenses incurred in providing their services to the Trust.


As of October 14, 2004, the Trustees and officers of the Trust individually and as a group owned beneficially less than 1% of the outstanding shares of any Fund. The following table sets forth the dollar range of equity securities beneficially owned by each Trustee in the Funds as of December 31, 2003.



                                                                           AGGREGATE DOLLAR RANGE OF EQUITY
                                                                       SECURITIES IN ALL REGISTERED INVESTMENT
                                   DOLLAR RANGE OR EQUITY             COMPANIES OVERSEEN BY TRUSTEE WITHIN THE
                               SECURITIES IN EACH FUND OF THE                   FAMILY OF INVESTMENT
NAME OF TRUSTEE                          TRUST                                       COMPANIES
---------------                ------------------------------         ----------------------------------------
INDEPENDENT TRUSTEES
Gail C. Duree                           None                                            None
The Reverend Donald B. Register         None                                            None
John D. Stuart                          None                                            None

INTERESTED TRUSTEES
Cynthia S. Gooch                        New Covenant Balanced Growth               $1-10,000
                                        Fund -- $1-10,000

F. Kenneth Bateman                      None                                            None




The Advisor, which operates as a "manager of managers," and the Trust have obtained an exemptive order from the SEC that permits the Advisor, with the approval of the Trust's Board of Trustees, to retain unaffiliated Sub-Advisors for a fund without submitting the Sub-Advisory Agreements to a vote of the Fund's shareholders. A shareholder vote would be required to approve any change to a Sub-advisory Agreement if such change would result in the overall management and advisory fees payable by a Fund that have been approved by the shareholders of the Fund. The Trust will notify shareholders in the event of any change in the identity of the Sub-Advisors for a Fund. Subject to Board review, the Advisor allocates and, when appropriate, reallocates the Funds' assets among Sub-Advisors, monitors and evaluates Sub-Advisor performance, and oversees Sub-Advisor compliance with the funds' investment objectives, policies and restrictions. The Advisor has ultimate responsibility for the investment performance of the Funds due to its responsibility to oversee Sub-Advisors and recommend their hiring, termination and replacement.


               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


Control persons (those owning more than 25% of the voting securities, which can effect the control on the voting securities of other security holders) have been marked below with an asterisk. Principal holders are those persons who own greater than 5% of a Fund's voting securities. As of October 14, 2004, the following persons owned beneficially or of record, the following percentage of each Fund's voting securities:




                         NAME AND ADDRESS                                    PERCENTAGE OF FUND'S VOTING SECURITIES
                         ----------------                                    --------------------------------------
Growth Fund:
                         NCTC CUSTODIAL ACCOUNT FOR PR                                  62.41%
                         200 EAST TWELFTH ST.
                         JEFFERSONVILLE, IN 47130-3854

                         NEW COVENANT BALANCED GROWTH                                   22.38%
                         200 EAST TWELFTH ST.
                         JEFFERSONVILLE, IN 47130-3854

                         NEW COVENANT BALANCED INCOME                                    5.60%
                         200 EAST TWELFTH ST.
                         JEFFERSONVILLE, IN 47130-3854


Income Fund:


                         NCTC CUSTODIAL ACCOUNT FOR PR                                  49.86%
                         200 EAST TWELFTH ST.
                         JEFFERSONVILLE, IN 47130-3854

                         NEW COVENANT BALANCED GROWTH                                   21.08%
                         200 EAST TWELFTH ST.
                         JEFFERSONVILLE, IN 47130-3854

                         NEW COVENANT BALANCED INCOME                                   14.14%
                         200 EAST TWELFTH ST.
                         JEFFERSONVILLE, IN 47130-3854



                     INVESTMENT ADVISORY AND OTHER SERVICES


THE INVESTMENT ADVISOR



To assist the Trustees and officers in carrying out their duties and responsibilities, the Trust has employed the NCF Investment Department of New Covenant Trust Company, N.A. (the "Advisor") as the Funds' investment advisor. New Covenant Trust Company, N.A. is a subsidiary of the Presbyterian Foundation, which for many years has administered an investment program for institutions.



The Advisor is a separate division of New Covenant Trust Company, N.A. and is registered as an investment advisor with the SEC. Prior to May 14, 2001, New Covenant Trust Company, N.A. served as investment advisor to the Funds. As of May 14, 2001, New Covenant Trust Company, N.A. assigned the Investment Advisory Agreement for the Funds to the Advisor.



The Trust and the Advisor have entered into an Investment Advisory Agreement with respect to each Fund that is renewable annually by the Board of Trustees or by votes of a majority of each Fund's outstanding voting securities. The Agreements will continue in effect from year to year only if such continuance is approved annually by either the Board of Trustees or by a vote of a majority of the outstanding voting securities of the respective Fund, and in either case by the vote of a majority of the Trustees who are not parties to the Agreements or "interested persons" of any party to the Agreements, voting in person at a meeting called for the purpose of voting on such approvals. The Agreements may be terminated at any time without penalty by the Board of Trustees, by votes of the shareholders or by the Advisor, upon sixty days written notice. The Agreements terminate automatically if assigned.



For providing investment advisory services and assuming certain Fund expenses, the Growth Fund pays the Advisor a monthly fee at the annual rate of 0.99% of the value of the Growth Fund's average daily net assets and the Income Fund pays the Advisor a monthly fee at the annual rate of 0.75% of the value of the Income Fund's average daily net assets.

The advisory fees received by the Advisor are used to pay the fees of the Sub-Advisors. The Advisor does not receive advisory fees for the Balanced Funds.



During the fiscal years ended June 30, 2002, 2003 and 2004 the Advisor received the following fees from the Funds for its services:



                                                2002           2003         2004(1)
                                           -------------   -------------   -------------
New Covenant Growth Fund                   $   7,469,018   $   6,574,454   $   7,838,860
New Covenant Income Fund                   $   4,206,282   $   3,860,369   $   3,931,974
New Covenant Balanced Growth Fund          $          --   $          --   $          --
New Covenant Balanced Income Fund          $          --   $          --   $          --



(1) During the fiscal year ended June 30, 2004 the Advisor voluntarily waived a portion of its advisory fee in an amount equivalent to the shareholder services fees paid by the Growth Fund and Income Fund. The Advisor voluntarily waived $1,027,604 and $664,553 of its advisory fees for the Growth Fund and Income Fund, respectively. Taking the Advisor's voluntary waiver of its advisory fee into account, the Advisor received fees of $6,811,256 and $3,267,421 from the Growth Fund and Income Fund, respectively.



Investment Advisory Services: The Advisor shall provide a continuous investment program of each of the Funds in accordance with each of the Fund's investment objectives, policies, and restrictions as states in such Fund's most current Prospectus and Statement of Additional Information, as then in effect, and all amendments or supplements thereto, and resolutions of the Trust's Board of Trustees as may be adopted from time to time. The Advisor further agrees that it:


(a) will supervise and direct each Fund's investments and shall have the discretion to determine from time to time what investments, securities, commodities or financial futures contracts will be purchased, retained, sold or lent by the Funds and what portion of the assets will be invested in cash;


(b) for purposes of managing the Funds the Advisor may appoint one or more Sub-Advisors (as provided in the section below) to which it may delegate all of any portion of the responsibilities granted to it herein;



(c) will conform with all applicable Rules and Regulations of the Commission as they pertain to the registration of the Trust and, in addition, will conduct its activities under this Agreement in accordance with any applicable regulations of any governmental authority pertaining to the investment advisory activities of the Advisor.



In addition to managing the investments, the Advisor also makes recommendations with respect to other aspects and affairs of the Funds. The Advisor also furnishes the Funds with certain administrative services, office space and equipment. All other expenses incurred in the operation of the Funds are borne by the respective Funds.



THE SUB-ADVISORS



The Advisor has entered into sub-advisory agreements with each sub-advisor to assist in the selection and management of each Fund's investment securities. In this regard, the Trust has received from the SEC an exemptive order that permits the Advisor to engage and terminate Sub-Advisors without shareholder approval. It is the responsibility of the Sub-Advisors, under the direction of the Advisor, to make day-to-day investment decisions for the Funds. The Sub-Advisors also place purchase and sell orders for portfolio transactions of the Funds consistent with social-witness principles adopted by the General Assembly of the Presbyterian Church (U.S.A.) and in accordance with each Fund's investment objective and policies.



The Advisor pays each Sub-Advisor a quarterly fee for their services in managing assets of the Funds. Such fees are based on the annual rates noted below. The Advisor pays the Sub-Advisors' fees directly from its own advisory fees. The Sub-Advisory fees are based on the assets of a Fund to which a Sub-Advisor is responsible for making investment decisions. The Advisor allocates the portion of each Fund's assets for which a Sub-Advisor will make investment decisions. Reallocations may be made at any time at the Advisor's discretion.

                                        ANNUAL SUB-ADVISORY FEE
                                          AS A PERCENTAGE OF
   NAME OF CURRENT SUB-ADVISOR                 FUND NAME                  ASSETS MANAGED
------------------------------          -----------------------           --------------
1. Capital Guardian Trust Company              Growth Fund                0.75% of the first $25 million;
                                                                          0.60% of the next $25 million and
                                                                          0.425% on assets over $50 million
                                                                          (less 10% eleemosynary discount)

2. Sound Shore Management, Inc.                Growth Fund                0.75% of the first $10 million and
                                                                          0.50% on assets over $10 million

3. Seneca Capital Management                   Growth Fund                1.00% of the first $5 million;

                                               (Large Cap)                0.80% of the next $10 million;
                                                                          0.50% of the next $35 million
                                                                          (less 10% eleemosynary discount);
                                                                          and 0.35% over $50 million
                                                                          (flat fee over $50 million)

                                               Growth Fund                1.00% of first $10 million;
                                               (Small-Mid Cap)            0.80% of next $25 million;
                                                                          0.70% of assets over $35 million
                                                                          (less 15% eleemosynary discount)

4. Tattersall Advisory Group, Inc.             Income Fund                0.15% of the first $135 million;
                                                                          0.10% of the next $140 million and
                                                                          0.08% of assets over $275 million.

5. Wellington Management                       Growth Fund                0.25% of the first $100 million;
   Company, LLP                                                           0.20% of the next $400 million and
                                                                          0.175% of assets over $500 million.


For the fiscal year ended June 30, 2002, the sub-advisors received the following as compensation for their services:

Capital Guardian Trust Company                                            $470,912

Sound Shore Management, Inc.                                              $592,893

Seneca Capital Management                                                 $613,348

Standish Mellon Asset Management Company, LLC                             $261,805 (1) (from July 1, 2001 to November 19, 2001)

Tattersall Advisory Group, Inc                                            $473,711

Wellington Management Company, LLP                                        $937,231

(1) Standish Mellon Asset Management Company, LLC was terminated on November 19, 2001 as sub-advisor to the New Covenant Income Fund.

For the fiscal year ended June 30, 2003, the sub-advisors received the following as compensation for their services:

Capital Guardian Trust Company                           $439,892

Sound Shore Management, Inc.                             $466,723

Seneca Capital Management                                $567,466

Tattersall Advisory Group, Inc                           $534,749

Wellington Management Company, LLP                       $857,961


For the fiscal year ended June 30, 2004, the sub-advisors received the following as compensation for their services:

Capital Guardian Trust Company                            $400,679

Sound Shore Management, Inc.                              $554,661

Seneca Capital Management                                 $886,820

Tattersall Advisory Group, Inc                            $541,894

Wellington Management Company, LLP                        $926,271



Continuance of the Sub-Advisory Agreements, after the first year, must be specifically approved at least annually (i) by vote of the Trustees or by vote of the shareholders of the Funds, and (ii) by vote of a majority of the Trustees who are not parties to the Sub-Advisory Agreements or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. Each Sub-Advisory Agreement will terminate if assigned, and is terminable at any time without penalty by the Sub-Advisor or by the Trustees of the Trust, or by a majority of the outstanding shares of the applicable Funds on 60 days' written notice to the Advisor and the Sub-Advisor.



The Advisory Agreement and Sub-Advisory Agreements (collectively, the "Agreements") were most recently reapproved by the Board of Trustees on May 17, 2004. Relevant provisions of the Investment Company Act of 1940 specifically provide that it is the duty of the Board to request and evaluate such information as the Board determines is necessary to allow them to properly consider the continuation of the Agreements, and it is the duty of the Advisor and the Sub-Advisors to furnish the Trustees with such information that is responsive to their request. Accordingly, in determining whether to renew the Agreements, the Board of Trustees requested, and the Advisor and the Sub-Advisors provided, information and data relevant to the Board's consideration. This included materials regarding the investment performance of the Funds and information regarding the fees and expenses of the Funds, as compared to other similar mutual funds. As part of its deliberations, the Board also considered and relied upon the information about the Funds, the Advisor and the Sub-Advisors that had been provided to them throughout the past year in connection with their regular Board meetings at which they engage in the ongoing oversight of the Funds and their operations.



Among the factors the Board considered was the overall performance of the Funds relative to the performance of similar mutual funds in each Fund's peer group and relative to applicable benchmark indexes on a long-term basis and over shorter time periods. The Board took note of the fact that the performance results achieved for the Funds was favorable on both a short-term and on a long-term basis and that the Advisor produced these results in a manner consistent with the stated investment objectives and policies of each of the Funds. The Board also took note of the long-term relationship between the Advisor and the Funds and the efforts that had been undertaken by the Advisor to foster the growth and development of the Funds since their inception. In addition, the Board compared the expenses of each of the Funds to the expenses of their peers. They noted the range of investment advisory and administrative services provided by the Advisor to the Funds and the level and quality of these services. The Board also reviewed financial information concerning the Advisor relating to its operation of the Funds, noting the overall profitability of the relationship with the Funds to the Advisor and the financial soundness of the Advisor as demonstrated by the financial information provided.



In reaching their conclusion with respect to the continuation of the Agreements, the Trustees did not identify any one single factor as being controlling, rather, the Board took note of a combination of factors that influenced their decision making process. The Board did, however, identify the performance of the Funds, the commitment of the Advisor to the successful operation of the Funds, and the level of expenses of the Funds, as being important elements of their consideration. The Board also took note of the unique duties that the Advisor undertakes in order to assure that the Funds are invested in a manner that is consistent with the social-witness principles of the Presbyterian Church (U.S.A.). The Board further considered the fact that the Advisor had undertaken during the year to waive its investment advisory fees to the extent of the amount of shareholder services fees paid by the Funds during the year in order to limit the overall operating expenses of the Funds.



Based upon their review and consideration of these factors and other matters deemed relevant by the Board in reaching an informed business judgment, a majority of the Board of Trustees, including a majority of the Independent Trustees, concluded that the terms of the Advisory Agreement and the Sub-Advisory Agreements are fair and reasonable in light of the services provided and the Board therefore voted to renew the Agreements for an additional one-year period. During this process the Independent Trustees were counseled by their own independent legal counsel (as such term is defined in the rules under the 1940 Act).


EXPENSES


Each Fund pays all expenses not assumed by the Advisor, including, but not limited to: Trustees' expenses; audit fees; legal fees; interest expenses; brokerage commissions; registration and notification of shares for sale with the SEC and with various state securities commissions; taxes; cost of insurance; fees of the Funds' administrator, custodian, transfer agent or other service providers; costs of obtaining quotations of portfolio securities; and the pricing of Fund shares.


CODE OF ETHICS


The Trust and the Advisor, jointly, each Sub-Advisor, and New Covenant Funds Distributors, Inc., separately, has adopted a Code of Ethics designed to prevent affiliated persons of the Trust, the Advisor, each Sub-Advisor and New Covenant Funds Distributors, Inc. from engaging in deceptive, manipulative or fraudulent activities in connection with securities held or to be acquired by the Funds. These Codes of Ethics are available to the public through the SEC.


                             OTHER SERVICE PROVIDERS

DISTRIBUTOR


New Covenant Funds Distributors, Inc. (an affiliate of BISYS Fund Services Ohio, Inc.) serves as the principal underwriter (the "Distributor") for the Trust pursuant to a Distribution Agreement. The Agreement is for an initial two-year term and is renewable annually thereafter. The Agreement is terminable without penalty on sixty days written notice, by the Trust's Board of Trustees, by vote of a majority of the outstanding voting securities of the Trust, or by the Distributor. The Agreement will also terminate automatically in the event of its assignment. Currently, the Funds do not pay any fees to the Distributor. The Distributor has entered into a Distribution Services Agreement with the Advisor in connection with distribution of the Funds' shares, effective January 1, 2004. Under the Distribution Services Agreement, the Distributor provides certain sales support services to the Advisor. For these services, the Presbyterian Church (U.S.A.) Foundation, the Funds' sponsor, has paid the Distributor an implementation fee of $25,000. In addition, the Advisor pays or reimburses the Distributor for all out-of-pocket expenses incurred in connection with providing services under the Distribution Services Agreement. The Distributor's business address is 3435 Stelzer Road, Columbus, Ohio 43219.

TRANSFER AGENT


BISYS Fund Services Ohio, Inc. ("BISYS") provides transfer agency services for the Funds. As part of these services, BISYS processes shareholder transactions and provides shareholder information services, compliance reporting, and anti-money laundering services. BISYS maintains the Trust's records in connection with the services it provides. BISYS' business address is 3435 Stelzer Road, Columbus, Ohio 43219.



ADMINISTRATION AGREEMENT AND FUND ACCOUNTING AGREEMENT



BISYS provides fund accounting and administrative services to the Funds. The Trust has a Fund Accounting Agreement and an Administration Agreement (the " Service Agreements") with BISYS. Under the Service Agreements, BISYS provides fund accounting and administrative services to the Funds. The services include the day-to-day administration of matters necessary to each Fund's operations, maintenance of records and the books of the Trust, preparation of reports, assistance with compliance monitoring of the Funds' activities, calculation of each Fund's net asset value in accordance with the provisions of the Funds' current prospectus, and certain supplemental services in connection with Trust's obligations under the Sarbanes-Oxley Act of 2002.



For the fiscal years ended June 30, 2002, 2003 and 2004, the Funds paid BISYS, PFPC and its predecessor, First Data Investor Services Group, the following fees for administrative and accounting services:



                                                PFPC           PFPC         BISYS         PFPC
                                               2002(1)         2003        2004(2)       2004(3)
                                           ------------   ------------   ------------   ------------
New Covenant Growth Fund                   $    110,731   $    410,389   $    151,941   $    277,264
New Covenant Income Fund                   $     81,004   $    259,082   $     97,707   $    164,867
New Covenant Balanced Growth Fund          $     43,622   $     68,258   $     43,568   $     44,809
New Covenant Balanced Income Fund          $     18,276   $     35,016   $     18,797   $     23,522



(1) Fees earned for administration services throughout the fiscal year and fund accounting services beginning on November 2, 2001.



(2) Fees earned by BISYS for the fiscal year ended June 30, 2004 are for administration services and fund accounting services beginning on March 8, 2004. Fees earned by PFPC for the fiscal year ended June 30, 2004 are for administration services and fund accounting services for the period July 1, 2003 to March 7, 2004.



SHAREHOLDER SERVICES AGREEMENTS



The Trust is a party to certain Shareholder Services Agreements pursuant to which the Funds are authorized to make payments to certain entities which may include investment advisers, banks, trust companies and other types of organizations ("Authorized Service Providers") for providing administrative services with respect to shares of the Funds attributable to or held in the name of the Authorized Service Provider for its clients or other parties with whom they have a servicing relationship. Under the terms of each Shareholder Services Agreement, a Fund is authorized to pay an Authorized Service Provider (which include affiliates of the Funds) a shareholder services fee at the rate of 0.25% on an annual basis of the average daily net asset value of the shares of the Fund attributable to or held in the name of the Authorized Service Provider for providing certain administrative services to Fund shareholders with whom the Authorized Service Provider has a servicing relationship. Among the types of shareholder services that may be compensated under the Agreements are: (1) answering customer inquiries of a general nature regarding the Funds; (2) responding to customer inquiries and requests regarding statements of additional information, reports, notices, proxies and proxy statements, and other Fund documents; (3) delivering prospectuses and annual and semi-annual reports to beneficial owners of Fund shares; (4) assisting the Trust in establishing and maintaining shareholder accounts and records; (5) assisting customers in changing account options, account designations, and account addresses, and providing such other shareholder administrative services as may be reasonably requested. During the fiscal year ended June 30, 2004, the Growth Fund and the Income Fund each made payments pursuant to such Shareholder Services Agreements of $1,027,604 and $664,553, respectively, all of which payments were made to an affiliate of the Advisor. In connection with the implementation and operation of the Shareholder Services Agreements, the Advisor has agreed to waive the amount of the investment advisory fees payable to it by any Fund to the extent of the amount paid in fees by a Fund to any Authorized Service Provider under the Shareholder Services Agreements.


CUSTODIAN SERVICES


State Street Bank & Trust Co., 1776 Heritage Drive, North Quincy, MA 02171 serves as custodian for the Funds pursuant to a Custodian Agreement. As custodian, State Street holds or arranges for the holding of all portfolio securities and other assets of the Funds.


For its accounting and custody services, State Street Bank & Trust Co. received the following fees:


                                               2002(1)         2003          2004
                                           ------------   ------------   ------------
New Covenant Growth Fund                   $    463,269   $    296,901   $    372,534
New Covenant Income Fund                   $    203,719   $     57,609   $     69,888
New Covenant Balanced Growth Fund          $     13,510   $      3,000   $      3,250
New Covenant Balanced Income Fund          $     10,530   $      3,000   $      3,250



(1) Fees earned for custody services throughout the fiscal year and accounting services from July 1, 2001 through November 2, 2001.

INDEPENDENT AUDITORS


The accounting firm of Ernst & Young, LLP, 1900 Scripps Center, 312 Walnut Street, Cincinnati, OH 45202, has been designated as independent auditors for each Fund. Ernst & Young, LLP performs annual audits of each Fund and is periodically called upon to provide accounting and tax advice.


LEGAL COUNSEL

Dechert LLP, 1775 Eye Street, N.W., Washington, DC 20006 serves as legal counsel for the Trust.

BROKERAGE


The Advisor and Sub-Advisors, in effecting the purchases and sales of portfolio securities for the account of the Funds, will seek execution of trades either,
(1) at the most favorable and competitive rate of commission charged by any broker, dealer or member of an exchange, or (2) at a higher rate of commission charged, if reasonable in relation to brokerage and research services provided to the Trust or the Advisor or Sub-Advisor by such member, broker or dealer. Such services may include, but are not limited to, information as to the availability of securities for purchase or sale and statistical or factual information or opinions pertaining to investments. The Advisor or Sub-Advisors may use research and services provided to it by brokers and dealers in servicing all its clients. Fund orders may be placed with an affiliated broker-dealer. Portfolio orders will be placed with an affiliated broker-dealer only where the price being charged and the services being provided compare favorably with those charged to the Funds by non-affiliated broker-dealers. Over-the-counter transactions are usually placed with a principal market-maker unless a better net security price is obtainable elsewhere. The Advisor and the Sub-Advisors may also consider the selection of those brokers that provide brokerage/service arrangements to the Funds such as commission recapture programs pursuant to which the broker agrees to pay for certain services provided to the Funds. The Funds are currently parties to such brokerage/service arrangements with certain brokers.



With respect to brokerage transactions for the Growth Fund for the fiscal period ended June 30, 2004, the Sub-Advisors for the Growth Fund purchased and sold securities for a total transaction amount of $19,737,172 through brokers that provided research services to the Sub-Advisors and the Funds and paid $36,988 in commissions to such brokers.


The aggregate dollar amounts of brokerage commissions paid by the Funds were as follows:

COMMISSIONS PAID


                                             Fiscal Year Ended June 30,
Fund Name                                 2002            2003             2004
-----------------------------------   -------------   -------------   -------------
Growth Fund                           $   1,047,788   $   1,452,798   $   1,995,195

Income Fund                           $      29,744   $       3,799   $          --

Balanced Growth Fund                  $          --   $          --   $          --


Balanced Income Fund                  $          --   $          --   $          --



                               GENERAL INFORMATION

SHARES OF BENEFICIAL INTEREST

The Trust Instrument authorizes the issuance of an unlimited number of shares for each of the Funds, and each share has a par value of $0.001 per share. There are no conversion or preemptive rights in connection with any shares of the Funds, nor are there cumulative voting rights with respect to the shares of any of the Funds. Each of a Fund's shares has equal voting rights. Each issued and outstanding share of a Fund is entitled to participate equally in dividends and distributions declared by such Fund and in the net assets of such Fund upon liquidation or dissolution remaining after satisfaction of outstanding liabilities.

All issued and outstanding shares of each Fund will be fully paid and non-assessable and will be redeemable at net asset value per share. The interests of shareholders in the Funds will not be evidenced by a certificate or certificates representing shares of a Fund.

The Board of Trustees has authority, without necessity of a shareholder vote, to create any number of new series or classes. The Trustees have authorized one class of shares to be issued currently.

                  PURCHASES, REDEMPTIONS, AND PRICING OF SHARES

NET ASSET VALUE

Shares of each Fund are purchased at net asset value. The net asset value per share of each Fund is calculated by adding the value of securities and other assets of that Fund, subtracting liabilities and dividing by the number of its outstanding shares. Each Fund's share price will be determined at the close of regular trading hours of the New York Stock Exchange, normally 4:00 p.m., Eastern Time. Orders received by the transfer agent after 4:00 p.m., will be confirmed at the next business day's price.

VALUATION

Each Fund's securities are valued based on market value or, where market quotations are not readily available, based on fair value as determined in good faith by the Trust's Board of Trustees. Certain securities may be valued by an independent pricing service approved by the Board of Trustees.

Equity securities which are traded in the over-the-counter market only, but which are not included in the NASDAQ National Market System, will be valued at the mean between the last preceding bid and asked prices. Valuations may also be obtained from pricing services when such prices are believed to reflect fair market value. Securities with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Short-term notes are valued at cost. Corporate bonds, municipal bonds, receivables and portfolio securities not currently quoted as indicated above, and other assets will be valued at fair value as determined in good faith by the Board of Trustees.

The Funds translate prices for investments quoted in foreign currencies into U.S. dollars at current exchange rates. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect the Funds' NAV. Because foreign markets may be open at different times than the New York Stock Exchange, the value of the Funds' shares may change on days when shareholders are not able to buy or sell shares. If events materially affecting the values of the Funds' foreign investments occur between the close of foreign markets and the close of regular trading on the New York Stock Exchange, these investments will be valued at their fair value.

REDEMPTIONS IN KIND

The Trust reserves the right to pay redemptions in kind with portfolio securities in lieu of cash. In accordance with its election pursuant to Rule 18f-1 under the 1940 Act, the Trust may limit the amount of redemption proceeds paid in cash with respect to each shareholder during any ninety-day period to the lesser of (i) $250,000 or (ii) 1% of the net asset value of the Fund at the beginning of such period. In the case of requests for redemptions in excess of such amount, the Board of Trustees reserves the right to make payments in whole or in part in securities or other assets in case of an emergency, or any time a cash distribution would impair the liquidity of the Funds to the detriment of the existing shareholders. If the recipient later sold such securities, a brokerage charge might be incurred.

SUSPENSION OF REDEMPTIONS

The right of redemption may be suspended or the date of payment postponed during
(a) any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings) or trading on the New York Stock Exchange is restricted, (b) any period in which an emergency exists as determined by the SEC so that disposal of a Fund's investments or determination of its net asset value is not reasonably practicable, or (c) such other periods as the SEC by order may permit to protect the Funds' shareholders.

EXCHANGE OF SHARES

An exchange is effected by redemption of shares of one Fund and the issuance of shares of another Fund, and only with delivery of the current Prospectus of the Fund being acquired. With respect to an exchange among the Funds, a capital gain or loss for Federal income tax purposes will be realized upon the exchange, depending upon the cost, other basis of the shares redeemed, and your tax status. The exchange privilege is not designed for use in connection with short-term trading or market-timing strategies. The exchange privilege may be terminated or suspended or its terms changed at any time, subject to 60 days' prior notice.

TELEPHONE INSTRUCTIONS


Neither the Trust nor any of its service providers will be liable for any loss or expense in acting upon telephone instructions that are reasonably believed to be genuine. In attempting to confirm that telephone instructions are genuine, the Funds will use procedures that are considered reasonable. You assume the risk to the full extent of their accounts that telephone requests may be unauthorized. To the extent that the Trust fails to use reasonable procedures to verify the genuineness of telephone instructions, it and/or its service contractors may be liable for any such instructions that prove to be fraudulent or unauthorized. All telephone conversations with BISYS will be recorded.


AUTOMATIC INVESTING

You may authorize automatic investing through automatic withdrawals from your bank account on a regular basis. Minimum investments must be for at least $50.

SYSTEMATIC WITHDRAWAL PLAN

If you purchase or already own $5,000 or more of any Fund's shares, valued at the net asset value, and you wish to receive periodic payments from your account(s) you may establish a Systematic Withdrawal Plan by completing an application provided for this purpose. If you participate in this plan, you will receive monthly, quarterly or annual checks in the amount designated. The minimum withdrawal is $50. The amount of withdrawal may be changed at any time. Dividends and capital gains distributions on a Fund's shares in the Plan are automatically reinvested in additional shares at net asset value. Payments are made from proceeds derived from the redemption of Fund shares you own. With respect to the Funds, the redemption of shares may result in a gain or loss that is reportable by your income tax return, if you are a taxable entity.

Redemptions required for payments may reduce or use up your investment, depending upon the size and frequency of withdrawal payments and market fluctuations. Accordingly, Plan payments cannot be considered as yield or income on the investment.


BISYS, as agent for the shareholder, may charge for services rendered beyond those normally assumed by the Funds. No such charge is currently assessed, but such a charge may be instituted by BISYS upon notice in writing to shareholders. This Plan may be terminated at any time without penalty upon written notice by the shareholder, by the Funds, or by BISYS.


INTEGRATED VOICE RESPONSE (IVR) SYSTEM

You can obtain toll-free access to account information, as well as certain transactions, by calling 877-835-4531. IVR provides share price, price change, account balances and history (i.e., last transaction, latest dividend distribution, redemptions by check during the last three months); and allows sales or exchanges of Fund shares.

                              TAXATION OF THE FUNDS


Set forth below is a discussion of certain U.S. federal income tax issues concerning the Funds and the purchase, ownership, and disposition of Fund shares. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances. This discussion is based upon present provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership, or disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction. Unless otherwise noted, references to "the Fund" apply to each of the four Funds discussed herein.

TAX STATUS OF THE FUNDS

Each Fund intends to be taxed as a regulated investment company under Subchapter M of the Code. Accordingly, each Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the value of each Fund's total assets is represented by cash and cash items, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities and the securities of other regulated investment companies).

As a regulated investment company, the Fund generally is not subject to U.S. federal income tax on income and gains that it distributes to shareholders, if at least 90% of the Fund's investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gains over net long-term capital losses) for the taxable year is distributed. Each Fund intends to distribute substantially all of such income. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Fund level. To avoid the tax, each Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. To avoid application of the excise tax, each Fund intends to make distributions in accordance with the calendar year distribution requirement.

A distribution will be treated as paid on December 31 of a calendar year if it is declared by the Fund in October, November or December of that year with a record date in such a month and paid by the Fund during January of the following year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

FUND INVESTMENTS

MARKET DISCOUNT. If the Fund purchases a debt security at a price lower than the stated redemption price of such debt security, the excess of the stated redemption price over the purchase price is "market discount." If the amount of market discount is more than a de minimus amount, a portion of such market discount must be included as ordinary income (not capital gain) by the Fund in each taxable year in which the Fund owns an interest in such debt security and receives a principal payment on it. In particular, the Fund will be required to allocate that principal payment first to the portion of the market discount on the debt security that has accrued but has not previously been included in income. In general, the amount of market discount that must be included for each period is equal to the lesser of (i) the amount of market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account) or (ii) the amount of the principal payment with respect to such period. Generally, market discount accrues on a daily basis for each day the debt security is held by the Fund at a constant rate over the time remaining to the debt security's maturity or, at the election of the Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest. Gain realized on the disposition of a market discount obligation must be recognized as ordinary interest income (not capital gain) to the extent of the "accrued market discount."

ORIGINAL ISSUE DISCOUNT. Certain debt securities acquired by the Fund may be treated as debt securities that were originally issued at a discount. Very generally, original issue discount is defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income on account of such discount is actually received by the Fund, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements applicable to regulated investment companies. Some debt securities may be purchased by the Fund at a discount that exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes (see above).

OPTIONS, FUTURES AND FORWARD CONTRACTS. Any regulated futures contracts and certain options (namely, non-equity options and dealer equity options) in which the Fund may invest may be "section 1256 contracts." Gains (or losses) on these contracts generally are considered to be 60% long-term and 40% short-term capital gains or losses. Also section 1256 contracts held by the Fund at the end of each taxable year (and on certain other dates prescribed in the Code) are "marked to market," with the result that unrealized gains or losses are treated as though they were realized.

Transactions in options, futures and forward contracts undertaken by the Fund may result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund, and losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. In addition, certain carrying charges (including interest expense) associated with positions in a straddle may be required to be capitalized rather than deducted currently. Certain elections that the Fund may make with respect to its straddle positions may also affect the amount, character and timing of the recognition of gains or losses from the affected positions.

Because only a few regulations implementing the straddle rules have been promulgated, the consequences of such transactions to the Fund are not entirely clear. The straddle rules may increase the amount of short-term capital gain realized by the Fund, which is taxed as ordinary income when distributed to taxable shareholders. Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a fund that did not engage in such transactions.

CONSTRUCTIVE SALES. Under certain circumstances, the Fund may recognize gain from a constructive sale of an "appreciated financial position" it holds if it enters into a short sale, forward contract or other transaction that substantially reduces the risk of loss with respect to the appreciated position. In that event, the Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Fund's holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Fund's holding period and the application of various loss deferral provisions of the Code. Constructive sale treatment does not apply to transactions closed in the 90-day period ending with the 30th day after the close of the taxable year, if certain conditions are met.

SECTION 988 GAINS OR LOSSES. Gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of some investments, including debt securities and certain forward contracts denominated in a foreign currency, gains or losses attributable to fluctuations in the value of the foreign currency between the acquisition and disposition of the position also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as "section 988" gains or losses, increase or decrease the amount of the Fund's investment company taxable income available to be distributed to its shareholders as ordinary income. If section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary dividend distributions, or distributions made before the losses were realized would be re-characterized as a return of capital to shareholders, rather than as an ordinary dividend, reducing each shareholder's basis in Fund shares.

PASSIVE FOREIGN INVESTMENT COMPANIES. The Fund may invest in shares of foreign corporations that may be classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets, or 75% or more of its gross income is investment-type income. If the Fund receives a so-called "excess distribution" with respect to PFIC stock, the Fund itself may be subject to a tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to shareholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Fund held the PFIC shares. The Fund will itself be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Fund taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

The Fund may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, the Fund would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions were received from the PFIC in a given year. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions would not apply. In addition, another election would involve marking to market the Fund's PFIC shares at the end of each taxable year, with the result that unrealized gains would be treated as though they were realized and reported as ordinary income. Any mark-to-market losses and any loss from an actual disposition of PFIC shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years.

DISTRIBUTIONS

Distributions of investment company taxable income are taxable to a U.S. shareholder as ordinary income, whether paid in cash or shares. Dividends paid by the Fund to a corporate shareholder, to the extent such dividends are attributable to dividends received by the Fund from U.S. corporations, may, subject to limitation, be eligible for the dividends received deduction. However, the alternative minimum tax applicable to corporations may reduce the value of the dividends received deduction.


Currently effective tax legislation generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains and on certain qualifying dividends on corporate stock. The rate reductions do not apply to corporate taxpayers. The Funds will be able to separately designate distributions of any qualifying long-term capital gains or qualifying dividends earned by the Funds that would be eligible for the lower maximum rate. A shareholder would also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower rate. Distributions from Funds investing in bonds and any other debt instruments will not generally qualify for the lower rates. Note that distributions of earnings from dividends paid by "qualified foreign corporations" can also qualify for the lower tax rates on qualifying dividends. Qualified foreign corporations are corporations incorporated in a U.S. possession, corporations whose stock is readily tradable on an established securities market in the U.S., and corporations eligible for the benefits of a comprehensive income tax treaty with the United States which satisfy certain other requirements. Foreign personal holding companies, foreign investment companies, and passive foreign investment company are not treated as "qualified foreign corporations."


The excess of net long-term capital gains over the short-term capital losses realized and distributed by the Fund, whether paid in cash or reinvested in Fund shares, will generally be taxable to you as long-term gain, regardless of how long a shareholder has held Fund shares. Net capital gains from assets held for one year or less will be taxed as ordinary income.

You will be notified annually as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of newly issued shares will receive a report as to the net asset value of the shares received.

If the net asset value of shares is reduced below your cost as a result of a distribution by the Fund, such distribution generally will be taxable even though it represents a return of invested capital. You should be careful to consider the tax implications of buying shares of the Fund just prior to a distribution. The price of shares purchased at this time will include the amount of the forthcoming distribution, but the distribution will generally be taxable to you.

DISPOSITIONS

Upon a redemption, sale or exchange of shares of the Fund, you will realize a taxable gain or loss depending upon your basis in the shares. A gain or loss will be treated as capital gain or loss if the shares are capital assets in your hands, and the rate of tax will depend upon the shareholder's holding period for the shares. Any loss realized on a redemption, sale or exchange will be disallowed to the extent the shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days, beginning 30 days before and ending 30 days after the shares are disposed of. In such a case the basis of the shares acquired will be adjusted to reflect the disallowed loss. If you hold Fund shares for six months or less and during that period receive a distribution taxable to you as long-term capital gain, any loss realized on the sale of such shares during such six-month period would be a long-term loss to the extent of such distribution.

BACKUP WITHHOLDING

The Fund generally will be required to withhold federal income tax at a current rate of 28% ("backup withholding") from dividends paid, capital gain distributions, and redemption proceeds to you if (1) you fail to furnish the Fund with your correct taxpayer identification number or social security number,
(2) the IRS notifies you or the Fund that you have failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, (3) when required to do so, you fail to certify that you are not subject to backup withholding, or (4) you fail to certify that you are a U.S. resident, including a resident alien. Any amounts withheld may be credited against your federal income tax liability.

OTHER TAXATION


Distributions may be subject to additional state, local and foreign taxes, depending on your particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above, including the likelihood that ordinary income dividends to them would be subject to withholding of U.S. tax at a rate of 28% (or a lower treaty rate, if applicable).



                         CALCULATION OF PERFORMANCE DATA

Current yield and total return may be quoted in advertisements, shareholder reports or other communications to shareholders. Yield is the ratio of income per share derived from a Fund's investments to a current maximum offering price expressed in terms of percent. The yield is quoted on the basis of earnings after expenses have been deducted. Total return is the total of all income and capital gains paid to shareholders, assuming reinvestment of all distributions, plus (or minus) the change in the value of the original investment, expressed as a percentage of the purchase price. Occasionally, a Fund may include its distribution rate in advertisements. The distribution rate is the amount of distributions per share made by a Fund over a 12-month period divided by the current maximum offering price.

The SEC rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by a Fund be accompanied by certain standardized performance information computed as required by the SEC. Current yield and total return quotations used by a Fund are based on the standardized methods of computing performance mandated by the SEC. An explanation of those and other methods used by a Fund to compute or express performance follows.

TOTAL RETURN

As the following formula indicates, the average annual total return is determined by multiplying a hypothetical initial purchase order of $1,000 by the average annual compound rate of return (including capital appreciation/depreciation and dividends and distributions paid and reinvested) for the stated period less any fees charged to all shareholder accounts and analyzing the result. The calculation assumes the maximum sales load is deducted from the initial $1,000 purchase order and that all dividends and distributions are reinvested at the public offering price on the reinvestment dates during the period. The quotation assumes the account was completely redeemed at the end of each one, five and ten-year period and assumes the deduction of all applicable charges and fees. According to the SEC formula:

P(1+T)(n) = ERV

Where:   P       =      a hypothetical initial payment of $1,000.
         T       =      average annual total return.
         n       =      number of years.
         ERV     =      ending redeemable value of a hypothetical $1,000 payment
                     made at the beginning of the 1, 5 or 10-year periods, determined at the end of the 1, 5 or 10-year periods (or fractional portion thereof).

Regardless of the method used, past performance is not necessarily indicative of future results, but is an indication of the return to shareholders only for the limited historical period used.

The Funds compute their average annual total return after taxes on distributions by determining the average annual compounded rates of return during specified periods that equate the initial amount invested to the ending redeemable value of such investment after taxes on fund distributions but not after taxes on redemptions. This is done by dividing the ending redeemable value after taxes on Fund distributions of a hypothetical $1,000 initial payment by $1,000 and raising the quotient to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result. This calculation can be expressed as follows:








ATV(D) Average Annual Total Return After Taxes = [------- to the 1/nth power - 1] (after taxes on distributions) P


Where:   P       =      a hypothetical initial payment of $1,000
         n       =      number of years
         ATV(D)  =      ending value of a hypothetical $1,000 payment made
                        at the beginning of the 1-, 5-, or 10-year periods at the end of such periods after taxes on fund distributions but not after taxes on redemption

The Funds compute their average annual total return after taxes on distributions and redemptions by determining the average annual compounded rates of return during specified periods that equate the initial amount invested to the ending redeemable value of such investment after taxes on fund distributions and redemptions. This is done by dividing the ending redeemable value after taxes on Fund distributions and redemptions of a hypothetical $1,000 initial payment by $1,000 and raising the quotient to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result. This calculation can be expressed as follows:

ATV(DR) Average Annual Total Return After Taxes = [(-------) to the 1/nth power
- 1] (after taxes on distributions and redemptions) P


Where:   P         =    a hypothetical initial payment of $1,000
         n         =    number of years
         ATV(DR)   =    ending value of a hypothetical $1,000
                        payment made at the beginning of the 1-, 5-, or 10-year periods at the end of such periods, after taxes on fund distributions and redemption


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


The average annual total returns, both before and after taxes, for each of the Funds for the one year, five year, and ten year periods ended June 30, 2004 are set forth below. Certain of the past performance information for the Funds (before taxes) includes the past performance for four privately-managed investment pools that were previously managed by the Presbyterian Church (U.S.A.) Foundation (the predecessor investment entity to the Funds' Advisor) through June 30, 1999, each of whose assets were transferred to their corresponding Fund on July 1, 1999 upon the establishment of the Funds. These private pools had investment objectives and policies in all material respects equivalent to those of the Funds and were managed subject to the same "manager of managers" investment style that is utilized by the Funds. These private pools were not subject to the requirements of the 1940 Act or the Code, the limitations of which might have adversely affected performance results. The prior performance depicted for the private pools has been restated to reflect the imposition of the total expenses of the Funds for their initial fiscal year rather than the actual expenses of the private pools. After-tax returns are not required to be provided for the 10 year period since, prior to conversion, the Growth, Income, Balanced Growth and Balanced Income Pools were not subject to the 1940 Act and the Code and received different tax treatment than the Growth Fund, Income Fund, Balanced Growth Fund and Balanced Income Fund. Past performance is not indicative of future results, which may be higher or lower than the performance shown below.



                                                  1 YEAR         5 YEARS       10 YEARS
                                                -----------    -----------    -----------
Growth Fund
    Return Before Taxes                               19.81%        -2.00%           7.65%
    Return After Taxes on Distributions               19.75%       -3.34 %            N/A
    Return After Taxes on Distributions
      and Sale of Fund Shares                         12.96%        -2.22%            N/A
Income Fund
   Return Before Taxes                                 0.00%          6.22%          6.51%
   Return After Taxes on Distributions               -1.82%           4.05%           N/A
   Return After Taxes on Distributions
      and Sale of Fund Shares                          0.12%          3.99%           N/A
Balanced Growth Fund                                                                   --
  Return Before Taxes                                 11.95%          1.65%          7.57%
  Return After Taxes on Distributions                 11.28%        -0.09%            N/A
  Return After Taxes on Distributions
      and Sale of Fund Shares                          7.78%          0.46%           N/A
Balanced Income Fund
   Return Before Taxes                                 7.07%          3.55%          7.15%
   Return After Taxes on Distributions                 6.04%          1.65%           N/A
   Return After Taxes on Distributions
      and Sale of Fund Shares                          4.60%          1.92%           N/A

30-DAY YIELD CALCULATIONS

The Income Fund may calculate a 30-day yield by dividing the net investment income per share (as described below) earned by the Fund during a 30-day (or one month) period by the maximum offering price per share on the last day of the period. The result is then annualized on a semi-annual basis by adding one to the quotient, raising the sum to the power of six, subtracting one from the result and then doubling the difference. The Fund's net investment income per share earned during the period is based on the average daily number of shares outstanding during the period entitled to receive dividends and includes dividends and interest earned during the period minus expenses accrued for the period, net of reimbursements. This calculation can be expressed as follows:

YIELD = 2 [( a - b + 1)(6) - 1]

               cd

   Where:  a     =   dividends and interest earned during the period.
           b     =   expenses accrued for the period (net of reimbursements).
           c     =   the average daily number of shares outstanding during the
                     period that were entitled to receive dividends.
           d     =   maximum offering price per share on the last day of the
                     period.

For the purpose of determining net investment income earned during the period (variable "a" in the formula), dividend income on equity securities held by the Fund is recognized by accruing 1/360 of the stated dividend rate of the security each day that the security is in the Fund. Except as noted below, interest earned on any debt obligations held by the Fund is calculated by computing the yield to maturity of each obligation held by the Fund based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of the month, the purchase price (plus actual accrued interest) and dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is held by the Fund. For purposes of this calculation, it is assumed that each month contains thirty days. The date on which the obligation reasonably may be expected to be called for, or if none, the maturity date. With respect to debt obligations purchased at a discount or premium, the formula generally calls for amortization of the discount premium. The amortization schedule will be adjusted monthly to reflect changes in the market values of such debt obligations.

Expenses accrued for the period (variable "b" in the formula) include all recurring fees charged by the Fund to all shareholder accounts in proportion to the length of the base period and the Fund's mean (or median) account size. Undeclared earned income will be subtracted from the offering price per capital share (variable "d" in the formula).

With regard to mortgage or other receivables-backed obligations which are expected to be subject to monthly payments of principal and interest ("pay-downs"): (i) gain or loss attributable to actual monthly pay-downs are accounted for as an increase or decrease to interest income during the period; and (ii) the Fund may elect either (a) to amortize the discount and premium on the remaining security, based on the cost of the security, to the weighted average maturity date, if such information is available, or to the remaining term of the security, if any, if the weighted average date is not available or
(b) not to amortize discount or premium on the remaining security.


The Income Fund's yield for the 30-day period ended June 30, 2004 was 3.56%.

COMPARING PERFORMANCE

Performance information for the Funds may be compared, in reports and promotional literature, to indexes including, but not limited to: (i) the Standard & Poor's 500 Composite Stock Price Index, the Dow Jones Industrial Average, or other appropriate unmanaged domestic or foreign indexes of performance of various types of investments so that investors may compare a Fund's results with those of indexes widely regarded by investors as representative of the securities markets in general; (ii) other groups of mutual funds tracked by Lipper Inc., a widely-used independent research firm which ranks mutual funds by overall performance, investment objectives and assets, or tracked by other services, companies, publications, or persons who rank mutual funds on overall performance or other criteria; (iii) the Consumer Price Index (a measure of inflation) to assess the real rate of return from an investment in a Fund; and (iv) products managed by a universe of money managers with similar performance objectives. Unmanaged indexes may assume the reinvestment of dividends but generally do not reflect deductions or administrative and management costs and expenses.

                              FINANCIAL STATEMENTS


The audited financial statements and financial highlights of the Trust for the fiscal year ended June 30, 2004, as set forth in the Trust's annual report to shareholders, including the notes thereto and the reports of Ernst & Young LLP thereon, are incorporated herein by reference.

                 APPENDIX A -- DESCRIPTION OF SECURITIES RATINGS

SHORT-TERM CREDIT RATINGS

A Standard & Poor's short-term issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard & Poor's for short-term issues:

"A-1" - Obligations are rated in the highest category and indicate that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

"A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

"A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

"B" - Obligations have significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation. However, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

"C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

"D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Moody's short-term ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. These obligations have an original maturity not exceeding one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for short-term obligations:

"Prime-1" - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

"Prime-2" - Issuers (or supporting institutions) have a strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for Prime-1 securities. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

"Prime-3" - Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt-protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

"Not Prime" - Issuers do not fall within any of the Prime rating categories.

Fitch short-term ratings apply to time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. The following summarizes the rating categories used by Fitch for short-term obligations:

"F1" - Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

"F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

"F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

"B" - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

"C" - Securities possess high default risk. Default is a real possibility. This designation indicates a capacity for meeting financial commitments which is solely reliant upon a sustained, favorable business and economic environment.

"D" - Securities are in actual or imminent payment default.

LONG-TERM CREDIT RATINGS

The following summarizes the ratings used by Standard & Poor's for long-term issues:

"AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

"AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

"A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

"BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

"BB" - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

"B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

"CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

"CC" - An obligation rated "CC" is currently highly vulnerable to nonpayment.

"C" - A subordinated debt obligation rated "C" is currently highly vulnerable to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.

"D" - An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payment will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

- PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

The following summarizes the ratings used by Moody's for long-term debt:

"Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

"Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the "Aaa" securities.

"A" - Bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

"Baa" - Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

"Ba" - Bonds are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

"B" - Bonds generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

"Caa" - Bonds are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

"Ca" - Bonds represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

"C" - Bonds are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa." The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.

The following summarizes the ratings used by Fitch for long-term issues:

"AAA" - Securities considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

"AA" - Securities considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

"A" - Securities considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

"BBB" - Securities considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

"BB" - Securities considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

"B" - Securities considered to be highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

"CCC," "CC" and "C" - Securities have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. "CC" ratings indicate that default of some kind appears probable, and "C" ratings signal imminent default.

"DDD," "DD" and "D" - Securities are in default. The ratings of obligations in these categories are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

PLUS (+) or MINUS (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" long-term rating category or to categories below "CCC".

NOTES TO SHORT-TERM AND LONG-TERM CREDIT RATINGS

STANDARD & POOR'S

CREDITWATCH: CreditWatch highlights the potential direction of a short- or long-term rating. It focuses on identifiable events and short-term trends that cause ratings to be placed under special surveillance by Standard & Poor's analytical staff. These may include mergers, recapitalizations, voter referendums, regulatory action, or anticipated operating developments. Ratings appear on CreditWatch when such an event or a deviation from an expected trend occurs and additional information is necessary to evaluate the current rating. A listing, however, does not mean a rating change is inevitable, and whenever possible, a range of alternative ratings will be shown. CreditWatch is not intended to include all ratings under review, and rating changes may occur without the ratings having first appeared on CreditWatch. The "positive" designation means that a rating may be raised; "negative" means a rating may be lowered; and "developing" means that a rating may be raised, lowered or affirmed.

RATING OUTLOOK: A Standard & Poor's Rating Outlook assesses the potential direction of a long-term credit rating over the intermediate to longer term. In determining a Rating Outlook, consideration is given to any changes in the economic and/or fundamental business conditions. An Outlook is not necessarily a precursor of a rating change or future CreditWatch action.

- Positive means that a rating may be raised.

- Negative means that a rating may be lowered.

- Stable means that a rating is not likely to change.

- Developing means a rating may be raised or lowered.

- N.M. means not meaningful.

MOODY'S

WATCHLIST: Watchlists list the names of credits whose ratings have a likelihood of changing. These names are actively under review because of developing trends or events which, in Moody's opinion, warrant a more extensive examination. Inclusion on this Watchlist is made solely at the discretion of Moody's Investors Services, and not all borrowers with ratings presently under review for possible downgrade or upgrade are included on any one Watchlist. In certain cases, names may be removed from this Watchlist without a change in rating.

FITCH

WITHDRAWN: A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

RATING WATCH: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

RATING OUTLOOK: A Rating Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlooks does not imply a rating change is inevitable. Similarly, companies whose outlooks are "stable" could be upgraded or downgraded before an outlook moves to a positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

MUNICIPAL NOTE RATINGS

A Standard & Poor's note rating reflects the liquidity factors and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's for municipal notes:

"SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

"SP-2" - The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

"SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

In municipal debt issuance, there are three rating categories for short-term obligations that are considered investment grade. These ratings are designated Moody's Investment Grade ("MIG") and are divided into three levels - MIG 1 through MIG 3. In the case of variable rate demand obligations, a two-component rating is assigned. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the demand feature, using the MIG rating scale. The short-term rating assigned to the demand feature is designated as VMIG. MIG ratings expire at note maturity. By contrast, VMIG ratings expirations will be a function of each issue's specific structural or credit features. The following summarizes the ratings by Moody's for these short-term obligations:

"MIG-1"/"VMIG-1" - This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

"MIG-2"/"VMIG-2" - This designation denotes strong credit quality. Margins of protection are ample although not as large as in the preceding group.

"MIG-3"/"VMIG-3" - This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

"SG" - This designation denotes speculative-grade credit quality. Debt instruments in this category lack sufficient margins of protection.

Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

ABOUT CREDIT RATINGS

A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation. The issue credit rating is not a recommendation to purchase, sell or hold a financial obligation. Credit ratings may be changed, suspended or withdrawn.

Moody's credit ratings must be construed solely as statements of opinion and not recommendations to purchase, sell or hold any securities.

Fitch credit ratings are an opinion on the ability of an entity or of a securities issue to meet financial commitments on a timely basis. Fitch credit ratings are used by investors as indications of the likelihood of getting their money back in accordance with the terms on which they invested. However, Fitch credit ratings are not recommendations to buy, sell or hold any security. Ratings may be changed or withdrawn.

                           PART C - OTHER INFORMATION

ITEM 22. EXHIBITS:

(a) Trust Instrument filed with Registrant's initial Registration Statement on September 30, 1998 and incorporated herein by reference.

(a)(1) Certificate of Trust filed with Registrant's initial Registration Statement on September 30, 1998 and incorporated herein by reference.

(b) By-Laws filed with Registrant's initial Registration Statement on September 30, 1998 and incorporated herein by reference.

(c) Not applicable.

(d) (i) Amended and Restated Investment Advisory Agreement between Registrant and NCF Investment Department of New Covenant Trust Company, N.A. filed with Post-Effective Amendment No. 2 to the Trust's Registration Statement on October 3, 2001 and incorporated herein by reference.

(ii) Amended and Restated Sub-Advisory Agreement between NCF Investment Department of New Covenant Trust Company, N.A. and Capital Guardian Trust Company filed with Post-Effective Amendment No. 2 to the Trust's Registration Statement on October 3, 2001 and incorporated herein by reference.

(iii) Sub-Advisory Agreement between NCF Investment Department of New Covenant Trust Company, N.A. and Sound Shore Management, Inc. filed with Post-Effective Amendment No. 2 to the Trust's Registration Statement on October 3, 2001 and incorporated herein by reference.

(iv) Amended and Restated Sub-Advisory Agreement between NCF Investment Department of New Covenant Trust Company, N.A. and Seneca Capital Management filed with Post-Effective Amendment No. 2 to the Trust's Registration Statement on October 3, 2001 and incorporated herein by reference.

(v) Amended and Restated Sub-Advisory Agreement between NCF Investment Department of New Covenant Trust Company, N.A. and Tattersall Advisory Group filed with Post-Effective Amendment No. 2 to the Trust's Registration Statement on October 3, 2001 and incorporated herein by reference.

(vi) Amended and Restated Sub-Advisory Agreement between NCF Investment Department of New Covenant Trust Company, N.A. and Wellington Management Company, LLP filed with Post-Effective Amendment No. 2 to the Trust's Registration Statement on October 3, 2001 and incorporated herein by reference.

(vii) Assumption Agreement between New Covenant Trust Company, N.A. and NCF Investment Department of New Covenant Trust Company filed with Post-Effective Amendment No. 2 to the Trust's Registration Statement on October 3, 2001 and incorporated herein by reference.

(e) Distribution Agreement between Registrant and New Covenant Funds Distributor, Inc. filed herewith.

(f) Not applicable.

(g) Form of Custodian Agreement between Registrant and State Street Bank and Trust Company filed with Pre-Effective Amendment No. 2 to Registration Statement No. 333-64981 on June 30, 1999 and incorporated herein by reference.

(h) (i) Fund Accounting Agreement between Registrant and BISYS Fund Services Ohio, Inc. filed herewith.

(h) (ii) Administration Agreement between Registrant and BISYS Fund Services Ohio, Inc. filed herewith.

(h) (iii) Transfer Agency Agreement between Registrant and BISYS Fund Services Ohio, Inc. filed herewith.

(h) (iv) Expense Limitation Agreement between Registrant and NCF Investment Department of New Covenant Trust Company, N.A. filed herewith.

(i) Legal Opinion filed with Pre-Effective Amendment No. 2 to the Registration Statement No. 333-64981 on June 30, 1999 and incorporated herein by reference.

(j) Consent of Independent Accountants filed herewith.

(k) Not applicable.

(l) Initial Capital Agreements filed with Pre-Effective Amendment No. 2 to Registration Statement No. 333-64981 on June 30, 1999 and incorporated herein by reference.

(m) Not applicable.

(n) Not applicable.

(p) (i) Code of Ethics for NCF Investment Department of New Covenant Trust Company, N.A. and New Covenant Funds, as amended, filed herewith.

(ii) Code of Ethics for Capital Guardian Trust Company filed with Post-Effective Amendment No. 1 to the Trust's Registration Statement on October 27, 2000 and incorporated herein by reference.

(iii) Code of Ethics for Sound Shore Management Inc. filed with Post-Effective Amendment No. 2 to the Trust's Registration Statement on October 3, 2001 and incorporated herein by reference.

(iv) Code of Ethics for Seneca Capital Management, as amended, filed herewith.

(v) Code of Ethics for Tattersall Advisory Group, Inc., as amended, filed herewith.

(vi) Code of Ethics for Wellington Management Company, LLP, as amended filed herewith.

(q) Powers of Attorney for Gail S. Duree, Reverend Donald B. Register, Cynthia
S. Gooch and Frank K. Bateman, Jr. filed with Post-Effective Amendment No. 1 to the Trust's Registration Statement on October 27, 2000. Power of Attorney for John D. Stuart filed with Post-Effective Amendment No. 3 to the Trust's Registration Statement on October 15, 2002 and incorporated herein by reference.

ITEM 23. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

                                      None.

ITEM 24. INDEMNIFICATION.

Reference is made to Article IX of the Registrant's Trust Instrument filed with Pre-Effective Amendment No. 2 to Registration Statement No. 333-64981 on June 30, 1999 and incorporated herein by reference.

The Trust Instrument limits the liabilities of a Trustee to that of gross negligence and in the event a Trustee is sued for his or her activities concerning the Trust, the Trust will indemnify that Trustee to the fullest extent permitted by law, except if a Trustee engages in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

The Registrant has purchased Errors and Omissions insurance with Directors and Officers liability coverage.

ITEM 25. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

NCF Investment Department of New Covenant Trust Company, N.A. (the "Adviser"), is the investment adviser for the Registrant. The Adviser is a separate division of New Covenant Trust Company, N.A., which is a federally chartered national trust bank. During the last two fiscal years, no director or officer of the Adviser has engaged in any other business, profession, vocation or employment of a substantial nature other than that of the business of investment management and, through affiliates, investment banking.

Capital Guardian Trust Company is a Sub-Adviser for the Growth Fund. During the last two fiscal years, no director or officer of Capital Guardian Trust Company, the Fund's investment sub-adviser, has engaged in any other business, profession, vocation or employment of a substantial nature other than that of the business of investment management and, through affiliates, investment banking.

Seneca Capital Management is a Sub-Adviser for the Growth Fund. During the last two fiscal years, no director or officer of Seneca Capital Management, the Fund's investment sub-adviser, has engaged in any other business, profession, vocation or employment of a substantial nature other than that of the business of investment management and, through affiliates, investment banking.

Sound Shore Management, Inc. is a Sub-Adviser for the Growth Fund. During the last two fiscal years, no director or officer of Sound Shore Management, the Fund's investment sub-adviser, has engaged in any other business, profession, vocation or employment of a substantial nature other than that of the business of investment management and, through affiliates, investment banking.

Tattersall Advisory Group is a Sub-Adviser for the Income Fund. During the last two fiscal years, no director or officer of Tattersall Advisory Group, the Fund's investment sub-adviser, has engaged in any other business, profession, vocation or employment of a substantial nature other than that of the business of investment management and, through affiliates, investment banking.

Wellington Management Company, LLP ("Wellington Management") is a Sub-Adviser for the Growth Fund. The principal business address of Wellington Management is 75 State Street, Boston, Massachusetts 02109. Wellington Management is an investment adviser registered under the Investment Advisers Act of 1940. The table below list information as to any other business, vocation, or employment of a substantial nature during the last two fiscal years in which each director, officer or partner of Wellington Management has been engaged for his own account or in the capacity of director, officer, employee, partner or trustee.

NAME AND POSITION WITH                                    CONNECTION WITH OTHER
  INVESTMENT ADVISER         NAME OF OTHER COMPANY               COMPANY
-----------------------      ---------------------        ---------------------
Kenneth Lee Abrams                    --                           --
  Partner

Nicholas Charles Adams                --                           --
  Partner

Rand Lawrence Alexander              --                            --
  Partner

Deborah Louise Allinson              --                            --
  Partner

Steven C. Angeli                     --                            --
  Partner

James Halsey Averill                 --                            --
  Partner

John F. Averill                      --                            --
  Partner

Karl E. Bandtel                      --                            --
  Partner

David W. Barnard                     --                            --
  Partner

Mark James Beckwith                  --                            --
  Partner

James A. Bevilacqua
  Partner

Kevin J. Blake                       --                            --
  Partner

William Nicholas Booth               --                            --
  Partner

Michael J. Boudens                   --
  Partner

Paul Braverman                       --                            --
Partner

NAME AND POSITION WITH                                                CONNECTION WITH OTHER
  INVESTMENT ADVISER              NAME OF OTHER COMPANY                      COMPANY
----------------------            ---------------------               ---------------------
Robert A. Bruno                             --                                  --
  Partner

Michael T. Carmen                           --                                  --
  Partner

Maryann Evelyn Carroll                      --                                  --
  Partner

William R.H. Clark                          --                                  --
  Partner

Cynthia M. Clarke                           --                                  --
  Partner

Richard M. Coffman                          --                                  --
  Partner

John DaCosta                                --                                  --
  Partner

Pamela Dippel                               --                                  --
  Partner

Scott M. Elliott                            --                                  --
  Partner

Robert Lloyd Evans                          --                                  --
  Partner

David R. Fassnacht                          --                                  --
  Partner

Lisa de la Fuente Finkel                    --                                  --
  Partner

Mark T. Flaherty                            --                                  --
  Partner

Laurie Allen Gabriel                        --                                  --
  Managing Partner

Ann C. Gallo                                --                                  --
  Partner

NAME AND POSITION WITH                                               CONNECTION WITH OTHER
  INVESTMENT ADVISER              NAME OF OTHER COMPANY                      COMPANY
----------------------            ---------------------              ---------------------
Subbiah Gopalraman                          --                                 --
  Partner

Paul J. Hamel                               --                                 --
  Partner

William J. Hannigan                         --                                 --
  Partner

Lucius Tuttle Hill, III                     --                                 --
  Partner

James P. Hoffmann                           --                                 --
  Partner

Jean M. Hynes                               --                                 --
  Partner

Steven T. Irons                             --                                 --
  Partner

Paul David Kaplan                           --                                 --
  Partner

NAME AND POSITION WITH                                               CONNECTION WITH OTHER
  INVESTMENT ADVISER             NAME OF OTHER COMPANY                      COMPANY
------------------------         ---------------------               ---------------------
Lorraine A. Keady                       --                                    --
  Partner

John Charles Keogh                      --                                    --
  Partner

George Cabot Lodge, Jr.                 --                                    --
  Partner

Nancy Therese Lukitsh                   --                                    --
  Partner

Mark Thomas Lynch                       --                                    --
  Partner

Mark D. Mandel                          --                                    --
  Partner

Christine Smith Manfredi                --                                    --
  Partner

Earl Edward McEvoy                      --                                    --
  Partner

Matthew Edward Megargel                 --                                    --
  Partner

James Nelson Mordy                      --                                    --
  Partner

NAME AND POSITION WITH                                               CONNECTION WITH OTHER
  INVESTMENT ADVISER              NAME OF OTHER COMPANY                      COMPANY
----------------------            ---------------------              ---------------------
Diane Carol Nordin                          --                                  --
  Partner

Stephen T. O'Brien                          --                                  --
  Partner

Andrew S. Offit                             --                                  --
    Partner

Edward Paul Owens

  Partner                                   --                                  --

Saul Joseph Pannell                         --                                  --
  Partner

Thomas Louis Pappas                         --                                  --
  Partner

Jonathan Martin Payson                      --                                  --
  Partner

Philip H. Perelmuter                        --                                  --
  Partner

Robert Douglas Rands                        --                                  --
  Partner

James Albert Rullo                          --                                  --
  Partner

John Robert Ryan                            --                                  --
  Managing Partner

Joseph Harold Schwartz                      --                                  --
  Partner

James H. Shakin                             --                                  --
  Partner

Theodore Shasta
  Partner

NAME AND POSITION WITH                                                CONNECTION WITH OTHER
  INVESTMENT ADVISER               NAME OF OTHER COMPANY                      COMPANY
------------------------           ---------------------              ---------------------
Andrew J. Shilling                          --                                  --
  Partner

Binkley Calhoun Shorts                      --                                  --
  Partner

Scott E. Simpson                            --                                  --
  Partner

Trond Skramstad                             --                                  --
  Partner

Stephen Albert Soderberg                    --                                  --
  Partner

Haluk Soykan                                --                                  --
  Partner

Eric Stromquist                             --                                  --
  Partner

Brendan James Swords                        --                                  --
  Partner

Harriett Tee Taggart                        --                                  --
  Partner

Frank L. Teixeira                           --                                  --
  Partner

Perry Marques Traquina                      --                                  --
  Managing Partner

Nilesh P. Undavia                           --                                  --
  Partner

Clare Villari                               --                                  --
  Partner

Kim Williams                                --                                  --
  Partner

Itsuki Yamashita                            --                                  --
  Partner

David S. Zimble                             --                                  --
  Partner

ITEM 26. PRINCIPAL UNDERWRITER

(a) New Covenant Funds Distributors, Inc. (the "Distributor") acts as principal underwriter for the following investment companies as of March 8, 2004:

New Covenant Funds Distributors, Inc. is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers. PFPC Distributors, Inc. is located at 100 Summer Street, Suite 1500, Boston, Massachusetts, 02110.

(b) The following is a list of the executive officers, directors, and partners of New Covenant Funds Distributors, Inc.:

William J. Tomko       President
Kevin J. Dell          Secretary & Director
Edward S. Forman       Assistant Secretary
Robert A. Bucher       Financial and Operations Principal
Charles L. Booth       Vice President/
                       Assistant Compliance Officer

Richard F. Froio       Vice President/Chief Compliance Officer/
                       Executive Representative
                       Supervising Principal
James L. Fox           Director

Stephen E. Hoffman     Treasurer
                       (Financial and Operations Principal under BISYS Fund
                         Services, LP)

Richard F. Froio       Executive Representative and Supervisory Principal
Ruth O'Bryan           Supervisory Principal, Columbus OSJ

ITEM 27. LOCATION OF ACCOUNTS AND RECORDS.

All records described in Section 31(a) of the 1940 Act and the Rules 17 CFR 270.31a-1 to 31a-3 promulgated thereunder, are maintained by the Registrant's investment adviser, NCF Investment Department of New Covenant Trust Company, N.A., except for those maintained by the Registrant's Custodian, State Street Bank & Trust Co., 1776 Heritage Drive, North Quincy, MA 02171, the Registrant's Administrator, Transfer Agent and Accounting Agent, BISYS Fund Services Ohio, Inc. 3435 Stelzer Road, Columbus, Ohio 43219.

ITEM 28. MANAGEMENT SERVICES.

                                 Not Applicable.

ITEM 29. UNDERTAKINGS.

                                      None

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this Amendment to the Registration Statement on Form N-1A to be signed on its behalf by the undersigned, duly authorized, in the city of Jeffersonville and the state of Indiana on this 1st day of November, 2004.

                               NEW COVENANT FUNDS
                                  (Registrant)

                       By:  */s/ F. Kenneth Bateman, Jr.
                            -----------------------------------
                            F. Kenneth Bateman, Jr., President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

          SIGNATURE                          TITLE                    DATE
*/s/ F. Kenneth Bateman, Jr.         Trustee, President and    November 1, 2004
--------------------------------     Principal Executive
F. Kenneth Bateman, Jr.              Officer

                                     Vice President            November 1, 2004
--------------------------------
Dennis J. Murphy

*/s/ Gail S. Duree                   Trustee                   November 1, 2004
--------------------------------
Gail S. Duree

*/s/ Cynthia S. Gooch                Trustee                   November 1, 2004
--------------------------------
Cynthia S. Gooch

*/s/Rev. Donald B. Register          Trustee                   November 1, 2004
--------------------------------
Rev. Donald B. Register

/s/John D. Stuart                    Trustee                   November 1, 2004
--------------------------------
John D. Stuart

                                     Principal Financial and   November 1, 2004
--------------------------------     Accounting Officer
Andrew McNally

*By:
---------------------------
       Dennis J. Murphy
       Attorney in Fact